OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response...20.6

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/MEMBERS/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  December 31
Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

ANNUAL REPORT

December 31, 2010

Ultra Series Fund

Ultra Series Fund | December 31, 2010

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | December 31, 2010

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

With returns of all the major U.S. stock indices up strongly, 2010 will be remembered as a good year for stock investors. The S&P 500 finished with a total return of 15.1% and mid-cap and small-cap indices outpaced the broader indices, with returns well above 20%. But these returns were mostly a late-year phenomenon and it is easy to forget how rocky returns were for much of the period. After a rally in March and April, investors began to get nervous. The spreading sovereign debt crisis in Europe helped generate widespread fears of a double-dip recession. Throughout much of the summer the S&P 500, widely regarded as the best proxy for the U.S. stock market in general, was showing negative returns for the year.

Within the bond markets, we began this one-year period with a welcome calm. The yield curve was relatively stable, market volatility had moderated, and long-term yields marched higher. In this environment investors turned their attention to debating economic fundamentals while weighing the sustainability of the recent economic upturn. This atmosphere of calm belied persistent and fundamental economic challenges. The housing market continued to struggle, unemployment was persistently high, and European governments came under pressure. Despite these clouds, higher-risk U.S. bonds continued to lead the market.

Fear reemerged in the financial markets during the second quarter of 2010. After nearly a year of consistent gains from risk sectors (stocks, corporate bonds), turmoil in the European Union among sovereign bond issuers and the banks that finance them caused investors to seek the relative safety of the highest quality investments. In the U.S., that meant a sharp rally in Treasury yields, widening risk premiums on corporate bonds and declines in the broad equity indices. Just as the opening mood of the year had dissipated, this atmosphere of fear proved to be short lived as well.

In the year’s final quarter, just as economic indicators began to allay fears of a double-dip recession, the Federal Reserve Board sparked additional confidence with another round of quantitative easing, which became known as QEII. Bernanke essentially linked the Fed’s considerable monetary easing to an anticipated (or at least hoped for) rise in stock prices, which would in turn boost consumer confidence and ultimately spending. It seemed to work in the latter part of 2010, with the S&P 500 advancing 10.8% during the fourth quarter of 2010.

While the economy was not actually strong by historic norms, and the recovery remained sub-par, the probability of recession and deflation became increasingly unlikely. In addition, Europe was straddled with sovereign debt concerns, Japan remained mired in a weak growth/high deficit environment, and China was putting on the economic brakes to contain emerging inflation which provided further support for U.S. financial assets. From the lows in long-term yields in early October, interest rates rose nearly a full percentage point, driving down the value of existing bonds and muting bond returns for the one-year period.

OUTLOOK

Looking forward, we are encouraged by recent economic data. It would appear that moderate economic growth is in the cards for at least the first half of 2011. Generally, this would be considered a good backdrop for investors. Nonetheless, significant and cautionary macroeconomic issues

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Outlook (concluded)

persist. Housing market data continues to disappoint. European sovereign debt issues remain while domestically, state and local governments struggle to meet their financial obligations. As with past economic recoveries, the economic data will likely be volatile and capital markets will respond similarly. Ironically, one of our current concerns is the level of investor complacency that has returned to financial markets. Current stock sentiment is strongly bullish, while volatility has declined to near three-year lows; from our perspective, this is cause for some short-term caution. Despite the jump in bond yields during the fourth quarter, long-term interest rates remain well below our estimate of fair value and we enter 2011 with a conservative bias.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market condi-tions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	8.37%	1.28%	3.33%	—
Class II Shares	8.10	—	—	13.86%
Conservative Allocation Fund Custom Index	10.15	3.60	5.72	14.52
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	6.43	5.96	6.79	6.85

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. Returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	59%
Foreign Bond Funds	8%
Stock Funds	26%
Foreign Stock Funds	5%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Conservative Allocation Fund returned 8.37% (Class I shares), underperforming our Conservative Allocation Custom Index return of 10.15%. The fund’s relative underperformance was attributed to our risk aware posturing and preference for higher quality large cap equities. Despite our preference for higher quality investments, the fund was boosted by moderate positions in some higher risk bond funds with Templeton Global Bond Fund up 13.0% for the year, MEMBERS High Yield Bond Fund Class Y up 11.7%, and PIMCO Investment Grade Corporate Bond Fund up 11.7%. Detractors from performance relative to the index included Madison Mosaic Institutional Bond Fund which returned 4.4% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, and MEMBERS International Stock Fund Class Y which returned 6.5%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were:  PIMCO Investment Grade Corporate Bond Fund and Madison Mosaic Disciplined Equity Fund. Sold from the portfolio during 2010 were: Dodge & Cox Income Fund and Fairholme Fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	10.22%	-2.48%	1.63%	—
Class II Shares	9.94	—	—	17.34%
Moderate Allocation Fund Custom Index	11.97	1.38	4.73	20.16
S&P 500 Index	15.06	-2.86	1.89	27.07

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. Returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	34%
Foreign Bond Funds	5%
Stock Funds	49%
Foreign Stock Funds	10%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Moderate Allocation Fund returned 10.22% (Class I shares), underperforming our Moderate Allocation Custom Index return of 11.97%. The fund’s relative underperformance was attributed to our risk aware posturing and preference for higher quality large cap equities. Despite our preference for higher quality investments, the fund was boosted by modest positions in small and mid caps with MEMBERS Small Cap Fund Class Y up 25.6% for the year and MEMBERS Mid Cap Fund Class Y up 19.6%. Detractors from relative performance included Madison Mosaic Institutional Bond Fund which returned 4.4% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, MEMBERS International Stock Fund Class Y which returned 6.5%, and MEMBERS Large Cap Value Fund Class Y which returned 8.3%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were: PIMCO Investment Grade Corporate Bond Fund, T. Rowe Price New Era Fund, Matthews Asian Growth & Income Fund, and Yacktman Fund. Sold from the portfolio during 2010 were: Dodge & Cox Income Fund and Fairholme Fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	11.15%	-5.74%	0.32%	—
Class II Shares	10.87	—	—	21.62%
Aggressive Allocation Fund Custom Index	13.09	-1.28	3.53	25.89
S&P 500 Index	15.06	-2.86	1.89	27.07

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. Returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	7%
Foreign Bond Funds	3%
Stock Funds	74%
Foreign Stock Funds	14%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Aggressive Allocation Fund returned 11.15% (Class I shares), underperforming our Aggressive Allocation Custom Index return of 13.09%. The fund’s relative underperformance was attributed to our risk aware posturing and preference for higher quality large cap equities. Despite our preference for relatively higher quality investments, the fund was boosted by modest positions in small and mid caps with MEMBERS Small Cap Fund Class Y up 25.6% for the year and MEMBERS Mid Cap Fund Class Y up 19.6%. Also contributing positively to the fund’s return was our dedicated energy and natural resources position, T. Rowe Price New Era Fund which returned 21.0%. Detractors from relative performance included Hussman Strategic Growth Fund which returned -3.6% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, MEMBERS International Stock Fund Class Y which returned 6.5%, and MEMBERS Large Cap Value Fund Class Y which returned 8.3%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken for an aggressive fund. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were: PIMCO Investment Grade Corporate Bond Fund, T. Rowe Price New Era Fund, Matthews Asian Growth & Income Fund, and Yacktman Fund. Fairholme Fund was sold from the portfolio during 2010.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Fannie Mae	27%
Federal Home Loan Bank	26%
Freddie Mac	24%
U.S. Treasury Bills	8%
Commercial Paper	13%
Cash and Other Net Assets	2%

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

This page was intentionally left blank.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	5.92%	5.08%	4.86%	4.99%	—
Class II Shares	5.66	—	—	—	6.74%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	6.43	5.96	5.87	5.89	6.85

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-month period ended December 31, 2010, at times it seemed as if the bond market was playing a game of "gotcha." During much of the middle of the period, the market built in an increased probability of a very soft economy and possible double dip recession. Interest rates rallied and spread products such as mortgage pass-throughs and corporate bonds showed some signs of spread widening. During the fourth quarter of 2010 that largely reversed as data appeared to gradually erase those concerns. We seemed to be more in a range trade that might broadly be defined by yields on the ten year Treasury of 2½ to 4%.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Bond Fund (concluded)

In the final quarter of the period, we believed three events affected market perceptions the most. The first being the November elections. We believed the market interpreted the results causing the government to adopt a more business and economy friendly posture. The ultimate manifestation of that was the agreement in December to extend the "Bush" tax cuts, thereby removing concerns that tax policy would act as a deterrent to growth in the near term. Second, at almost the same time the Fed officially announced it would implement what has become known as QEII, a program to purchase an additional $600 billion of Treasury securities. This clearly signaled a ‘risk on’ trade for risk assets in the mind of the market. It may well have also caused the markets to expect increasing inflation expectations which are to some degree evident in the pricing of TIPS (Treasury inflation protected securities). Broadly speaking, both of these events therefore drove interest rates higher. There was an offsetting force: the turmoil in Europe. The bailouts of banking systems in both Ireland and previously Greece raised doubts with regard to the longer term sustainability of the economic and monetary union and European Union. This to a degree capped the risk trade and reminded investors of the safe(r) haven status of the dollar and U.S. Treasuries.

With all the twists and turns, 2010 still turned in a decent year for the portfolio and the market. During the course of the year ten-year Treasury yields declined from 3.84% to 3.29% while two-year Treasuries experienced a similar yield decline from 1.13% to 0.59%. Additionally, spread sectors such as corporate and mortgage securities benefitted from both their incremental yield and yield spread compression to meaningfully outperform Treasuries. As was the case in 2009, the further down the quality spectrum, the better the performance. High yield earned 9.8% in excess of what Treasuries of comparable duration earned. With BBB rated securities, the excess return was 4% while AA rated corporate securities earned ‘only’ 1.5% more than Treasuries. As noted above, the Fed yelled ‘risk on’ and the markets bought it. We do not believe this can be maintained indefinitely and anticipate some correction during 2011.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Asset Backed	2%
Corporate Notes and Bonds	26%
Mortgage Backed	24%
U.S. Government and Agency Obligations	44%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010 the Ultra Series Bond Fund returned 5.92% (Class I shares) while the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 6.43%. For the year, performance was negatively impacted the most by factors including the fund’s shorter duration, i.e., less interest rate risk, and to a lesser extent having an underweight position versus the index in mortgage securities and financials. These factors were somewhat offset from having an overweight position versus the index in both corporate bonds in general and BBB rated bonds in particular.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 10/31/00 Inception	Since 5/1/09 Inception
Class I Shares	11.73%	8.55%	7.37%	7.24%	7.12%	—
Class II Shares	11.45	—	—	—	—	17.50%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	15.07	10.36	8.83	8.75	8.37	29.93

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The high yield market generated solid returns for the twelve-month period ended December 31, 2010, as the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index gained 15.07%. The combination of lower default rates, significant refinancing activity and investor focus on yield enhancing strategies were key ingredients to the high yield market’s rally. Over the past twelve months, the U.S. economy has slowly begun to heal as GDP growth turned positive. Moreover, during the last month of the reporting period it became clear that investor sentiment has rotated from a period of "post recession anxiety" to a focus on "post recession recovery."

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

High Income Fund (concluded)

The technical underpinnings of the high yield market remained solid for most of the past twelve months as record new issuance was readily absorbed by investors’ near insatiable demand for income producing assets. During the reporting period, high yield new issue supply set an all-time record as 653 new issues, totaling $302 billion, flooded the market. The vast majority of the new issuance was used to refinance existing debt. The significant access to capital for high yield issuers was a key contributor to lower default expectations. In fact, default rates declined further during the reporting period with Moody’s calculating a latest twelve month trailing default rate of 3.1% as of December 31, 2010.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	30%
Consumer Staples	6%
Energy	8%
Financials	2%
Health Care	8%
Industrials	17%
Information Technology	6%
Materials	6%
Telecommunication Services	7%
Utilities	5%
Cash and Other Net Assets	5%
 Consumer Discretionary includes securities in the following industries:  Auto Components; Consumer Finance; Hotels, Restaurants & Leisure; Household Durables; Leisure Equipment & Products; Media;Multiline Retail; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund gained 11.73% (Class I shares) for the twelve-month period ended December 31, 2010. For the same time period, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 15.07%. Detracting from the fund’s relative performance versus the index was the portfolio’s significant underweight position in the Financial sector (2.1% vs. 11.4%), and significant underweight position in Discount Bonds (0.5% vs. 5.6%), as these two sectors were among the best performing sectors within the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Also detracting from the performance was the fund’s average cash weighting of approximately 2.6% during the period. Key contributors to the fund’s strong absolute performance during the reporting period were the fund’s bond holdings in the automotive, gaming, industrial and broadcast areas. Each of these industry holdings gained over 14.5% during the period. The fund’s convertible holdings also generated strong returns during the period, in excess of 19%.

FUND CHANGES

Over the last twelve months, the fund was an active participant in the new issue market by adding 46 new issues to the portfolio. The fund also increased its weighting in convertible bonds during the reporting period and its exposure to the Health Care, Media and Energy sectors. During the reporting period, the average price of the fund’s securities increased from $100.25 to $103.66, while the average credit rating remained at B/B2. At period end, the portfolio had no securities with a price less than $89. The top five industry weightings as of December 31, 2010 were Support Services, Health Care, Telecom, Diversified Media and Energy.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The balance between the two strategies of the fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds the intrinsic value or other stocks appear more attractive.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	12.04%	2.48%	3.95%	3.23%	—
Class II Shares	11.77	—	—	—	15.86%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	6.43	5.96	5.87	5.89	6.85
Russell 1000¨ Index	16.10	-2.37	2.59	1.83	28.07

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Diversified Income Fund (concluded)

INVESTING ENVIRONMENT

2010 was a year that can be divided into thirds. During the first third of the year, the Russell 1000¨ Index rose at its high by about 10%. Riskier assets were greatly sought after as the "risk-on" trade was in favor. During the second third, or middle of the year, the Russell 1000¨ Index corrected by over 15% at its low as the economy faltered, and the "risk-off" trade was back in favor. In the final third of the year, when the Fed’s QE2 program was put into action, the Russell 1000¨ Index rallied by 25% through year-end, as the "risk-on" trade was once again back in favor.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Asset Backed	1%
Common Stocks	52%
Corporate Notes and Bonds	19%
Mortgage Backed	11%
U.S. Government and Agency Obligations	13%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Diversified Income Fund returned 12.04% (Class I shares), while the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (the fund’s bond portion index) returned 6.43% and the Russell 1000¨ Index (the fund’s stock portion index) returned 16.10% . The fund’s representative market index is represented by these two separate indexes as a better reflection of the types of stocks and bonds typically held by the fund as described in the prospectus. For the period, we are pleased that the stock portion of the fund outperformed its index due to strong stock selection in most sectors and that, combined with strong bond performance, the fund’s overall performance reflects its blend of investments.

Within the stock portion of the fund (approximately 52% on December 31, 2010), Health Care sector holdings detracted from performance, while performance was boosted by our significant weighting and strong performance in the Consumer Staples, Financials, Energy, and Information Technology sectors. The fund’s higher quality stock holdings lagged during the risk-taking rallies while low quality stocks led the market, but held up much better during the correction period. Specifically, performance was led by Boeing Co., ConocoPhillips, Philip Morris International Inc., Microsoft Corp., and Honeywell International Inc.. Detracting from performance were Health Care stocks Pfizer Inc., Johnson & Johnson, and Merck & Co. Inc., which saw their earnings fall short of expectations. In addition, Utility firm FirstEnergy Corp. saw its profits slip due to lower natural gas prices, and Lockheed Martin Corp. fell short of profit potential as it had large pension expenses.

The performance of the bond portion of the fund was significantly bolstered by its income orientation. More specifically, its overweighted allocation relative to the market to BBB rated securities and corporate bonds in general added both income and relative price appreciation in excess of the bond market.

FUND CHANGES

During 2010 the stock portion of the fund increased its weight in Energy and Information Technology, while decreasing its weight in the rallying Industrial sector. A midyear bond market rally gave us the opportunity to reduce the weights in the Utilities and Telecom sectors.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
Since 4/30/10 Inception
Class I Shares	6.24%
Class II Shares	6.07
S&P 500 Index	7.49
CBOE BuyWrite Monthly Index	4.96

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Equity Income Fund (concluded)

INVESTING ENVIRONMENT

The Ultra Series Equity Income Fund began its existence on April 30, 2010 and the subsequent correction in equity prices, which lasted through the end of June, provided an opportunity to become fully invested at attractive levels. Following the correction, equities recovered quite strongly through year end. The upward surge, particularly during the fourth quarter, hindered the ability of the fund to keep pace as many underlying stock positions moved above the strike prices on their call options (the prices at which the holder of a stock option may purchase the stock) . In addition, as stocks moved higher, a number of stock positions were called away on option expirations. This led to an increase in the fund’s cash position which was reinvested in a cautiously opportunistic fashion but proved to be a head wind in a fast rising market. These factors primarily attributed to the fund underperforming the S&P 500 from the inception day through year end.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
	Fund	S&P 500
Consumer Discretionary	13%	10%
Consumer Staples	–	11%
Energy	11%	12%
Financials	19%	16%
Health Care	18%	11%
Industrials	2%	11%
Information Technology	22%	19%
Materials	–	4%
Telecommunication Services	–	3%
Utilities	–	3%
Exchange-Traded Fund	4%	–
Cash and Other Net Assets	11%	–

PERFORMANCE DISCUSSION

For the period ended December 31, 2010, the fund outperformed the CBOE Buy-Write Index (BXM) which is the passive benchmark for a covered call strategy on the S&P 500. From inception through period end, the fund rose 6.24% versus a 4.96% return for the CBOE Buy-Write Index and a 7.49% return for the S&P 500 Index.

In 2010, the fund benefitted from the strong moves in many underlying holdings as call options were written (sold) meaningfully out-of-the-money (option’s strike price is higher than the market price of the underlying stock) in the early portion of the period. Although not fully capturing the entirety of stock’s gains, significantly more upside was captured relative to a strategy focusing only on achieving the highest premium income. Many fund positions achieved returns greater that the S&P 500 Index despite having call option strike prices which limited their upside potential. Such holdings included, Varian Semiconductor, Google, Mylan Labs, Goldman Sachs and Morgan Stanley. These positions also benefitted from option premium income in addition to the gains in stock price. Some weakness was observed in holdings which had disappointing earnings releases such as Best Buy, EOG Resources and Cisco Systems. Similarly, the downside of weaker holdings was buffeted by the presence of call options written.

FUND CHANGES

The primary change to the fund during the period was to increase the percentage of the fund covered by call options as the stock market moved higher. As of year-end, 89.2% of the fund’s holding were covered by call options as opposed to 68.9% at the end of June. In addition, call options most recently have been written closer-to-the-money (when the price of the underlying stock surpasses the strike price) in observance of the strong rally which we have witnessed over the past five months. At year-end, the fund was conservatively positioned in advance of what we believe will be a more volatile period ahead.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	8.29%	-6.80%	-0.37%	0.27%	—
Class II Shares	8.02	—	—	—	20.31%
Russell 1000¨ Value Index	15.51	-4.42	1.28	3.26	27.47

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

2010 was a year that can be viewed in thirds. During the first third of 2010 the Russell 1000¨ Value Index rose by over 10%. Riskier assets such as stocks of highly levered firms rallied sharply, and the "risk-on" trade was rewarded. During the second third, or middle of the year, the Value Index experienced a 15% correction, and the "risk-off" trade outperformed riskier assets. In the final third of the year, when the Fed’s QE2 program was put into action, the Value Index rallied by over 20% from its midyear low, and the "risk-on" trade was once again rewarded.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
	Fund	Russell 1000¨ Value Index
Consumer Discretionary	6%	8%
Consumer Staples	10%	10%
Energy	16%	13%
Financials	20%	28%
Health Care	15%	12%
Industrials	9%	9%
Information Technology	13%	5%
Materials	3%	3%
Telecommunication Services	3%	5%
Utilities	3%	7%
Cash and Other Net Assets	2%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Large Cap Value Fund return of 8.29% lagged the Russell 1000¨ Value Index return 15.51%. Much of the fund’s lag versus the benchmark built up during the early portion of the year, and the fund was unable to completely close the gap during the subsequent midyear correction when the market shifted to higher quality stocks. The fund’s underperformance gap further increased during the last third of the year when riskier assets once again found favor.

Energy stocks were the biggest detriment to performance during the period. While the fund’s larger oil related issues performed well, its holdings in natural gas related firms, as well as energy equipment and services stocks underperformed. The largest individual detractors from fund performance included the Energy firms Southwestern Energy Co. and Noble Corp. An abundance of industry-wide production kept natural gas prices low, which crimped Southwestern Energy Co.’s profits, while the disruption in drilling activity in the Gulf of Mexico hurt Noble Corp.’s profits. The Utility firm Exelon Corp. also detracted from performance, as lower natural gas prices brought profits down in their wholesale business. In addition, fund performance versus the index was weak in the Industrial, Financial, and Information Technology sectors.

Offsetting some of the losses include strong performance from several fund holdings. Stocks which aided performance included Berkshire Hathaway Inc. Class B, and the mid-sized firms AutoZone, Inc., KeyCorp, and Darden Restaurants Inc.

FUND CHANGES

During the period the fund reduced its sector weight in the Energy and Consumer Discretionary sectors. Conversely, the fund increased its sector weight in Information Technology and Consumer Staples. Although Treasury interest rates fell and dividend yields generally fell as stock prices rose, the fund found many attractive above average dividend yield stocks to purchase, and the dividend yield on the fund’s stocks rose from 2.3% to 2.6% during 2010.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	12.13%	-0.96%	3.32%	0.56%	—
Class II Shares	11.85	—	—	—	22.91%
Russell 1000¨ Growth Index	16.71	-0.47	3.75	0.02	28.67

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Large Cap Growth Fund (concluded)

INVESTING ENVIRONMENT

"Risk on, Risk off, Risk on again" best describes the 2010 stock market environment. Large, macroeconomic issues were key drivers of stock prices last year: sovereign debt crisis, foreclosures, saber rattling, regulatory reform, QE2, and elections dominated headlines. While the market ended up for the year, insight into how these large factors influenced individual companies was often limited. Generally, lower quality, more cyclical stocks led the advance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
	Fund	Russell 1000¨ Growth Index
Consumer Discretionary	6%	15%
Consumer Staples	10%	9%
Energy	16%	11%
Financials	20%	5%
Health Care	15%	10%
Industrials	9%	13%
Information Technology	13%	31%
Materials	3%	5%
Telecommunication Services	3%	1%
Utilities	3%	–
Cash and Other Net Assets	2%	–

PERFORMANCE DISCUSSION

We had positive returns in excess of 10%, but a disappointment relative to benchmark returns exceeding 15%. For the twelve-month period ended December 31, 2010 the Ultra Series Large Cap Growth Fund returned 12.13% (Class I shares), trailing the Russell 1000 Growth Index return of 16.71%. Not owning any gold or copper stocks within the fund was a detriment as was our modest commitment to the consumer. Commodities by definition are highly cyclical and difficult to analyze correctly. Generally we avoid areas of the market where we have little meaningful insight. The strength in consumer stocks surprised many market participants given the high unemployment rate and reduced home equity. As a growth manager, generally we seek investments with strong fundamental drivers of earnings.

Individually, performance was impeded by the fund’s significant investment in Visa. The stock was down in an up market in reaction to surprisingly negative federal regulatory reform. We believe Visa will be able to successfully manage through the imposed changes and therefore remain committed to the stock.

Stock selection in financial services helped performance. We sought to avoid credit problems by investing in Axis Holdings, an insurance company. The stock rose more than 25% last year. We also correctly anticipated a shift in the flow of funds out of bonds and into stocks. Our investment in TRowe Price rose more than 25% for the year.

FUND CHANGES

We believe consumer spending will continue to be limited due to credit constraints.  Consequently we are retaining only modest portfolio exposure in the Consumer sectors. Alternatively, many corporations have large cash balances which we think will begin to be deployed in 2011. Consequently, we tend to favor stocks related more to business spending over those related to consumer spending. We also are favoring the Energy and Industrial sectors given our perception of the durability of the global economic recovery as well as the absence of onerous regulation in many of these industries. Lastly, we are interested in many areas of innovation in technology. Profitable growth opportunities appear likely in some internet related businesses as social networking and mobile computing continue to develop.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	20.12%	-2.06%	2.56%	-0.35%	—
Class II Shares	19.82	—	—	—	28.03%
Russell Midcap¨ Growth Index	26.38	0.97	4.88	3.12	36.17
Russell Midcap¨ Index	25.48	1.05	4.66	6.54	36.33

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-month period ended December 31, 2010, mid cap stocks performed well despite a multi-month correction that occurred over the summer. The period began with a continuation of the 2009 rally where investors embraced prospects of an economic recovery. That rally paused as a correction began in April. Investors worried about the sovereign debt crisis in Europe, the scope of financial reform and the tragic oil spill in the Gulf

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Mid Cap Fund (concluded)

of Mexico. These issues were put on the back burner in September as the Federal Reserve announced its intentions to provide another round of quantitative easing. With the Fed once again likely to print money, investors embraced riskier cyclical assets including securities with volatile earnings histories, and stock markets rallied strongly to finish the year.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
	Fund	Russell Midcap¨ Index
Consumer Discretionary	14%	15%
Consumer Staples	4%	6%
Energy	9%	9%
Financials	22%	19%
Health Care	13%	9%
Industrials	14%	13%
Information Technology	12%	14%
Materials	6%	6%
Telecommunication Services	2%	3%
Utilities	0%	6%
Cash and Other Net Assets	4%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Mid Cap Fund increased 20.12% (Class I shares), underperforming the Russell Midcap¨ Index return of 25.48%. Even though we produced strong absolute returns, the period was challenging for the fund as cyclical stocks performed better than stocks with more consistent earnings profiles.

Our holdings in the Energy and Industrial sectors accounted for almost all of the fund’s relative underperformance. Low natural gas prices hurt exploration & production companies Southwestern Energy Co. and EOG Resources Inc. The Deepwater Horizon oil spill and the subsequent drilling moratorium negatively impacted Noble Corp., which has assets in the Gulf of Mexico. Used construction equipment auctioneer Ritchie Bros Auctioneers, Inc., engineering and construction firm Jacobs Engineering Group, Inc. and used car auctioneer Copart, Inc. were notable underperformers in the Industrial sector. Our assessments of these companies remains positive, and we added to many of the aforementioned underperformers.

Partially offsetting the underperformance, our Financial and Consumer stocks performed well relative to the index. Commercial real estate operating company Brookfield Properties Corp. and global infrastructure asset manager Brookfield Asset Management, Inc., Class A contributed nicely to performance. Consumer Staples stock picking was another area of strength as retail pharmacy Walgreen, spice manufacturer McCormick & Co., Inc. and Brown-Forman Corp., a multi-national spirits company, were additive to returns.

FUND CHANGES

Our exposure to Financial stocks increased during the period, particularly in insurance and asset management. We added to insurance broker Brown & Brown, Inc., and specialty insurer Markel Corp. Other additions included Brookfield Asset Management, Inc., Class A and SEI Investments Co. We maintain an overweight position in Financials as we believe valuations are attractive.

The combination of rising valuations and heightened investor expectations caused us to reduce our exposure to more cyclical sectors such as Industrials and Consumer Discretionary stocks during the period.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 5/1/07 Inception	Since 5/1/09 Inception
Class I Shares	26.80%	7.49%	3.20%	—
Class II Shares	26.48	—	—	35.63%
Russell 2000¨ Value Index	24.50	2.19	-1.70	33.08
Russell 2000¨ Index	26.85	2.22	0.36	34.59

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

U.S. equities were volatile during the twelve-month period ended December 31, 2010, moving higher early in the period on strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and sovereign debt challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year as investors shrugged off sovereign debt fears in Europe and embraced strong earnings growth, generally improving

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Small Cap Fund (concluded)

economic data, the extension of US tax cuts, and continued high levels of global liquidity. Returns were strong across capitalizations and styles. Growth stocks (+29.1%) outperformed value (+24.5%), while small cap stocks (+26.9%) led their larger peers (+15.1%), as measured by the Russell 2000 Growth, Russell 2000 Value, Russell 2000, and S&P 500 indices, respectively. Sector performance was strong, with all sectors of the benchmark posting double-digit gains for the period. Information Technology, Materials, and Consumer Discretionary led the market higher while Health Care and Telecommunication Services posted more modest gains.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
	Fund	Russell 2000¨ Index
Consumer Discretionary	17%	14%
Consumer Staples	3%	3%
Energy	4%	6%
Financials	23%	20%
Health Care	8%	12%
Industrials	23%	16%
Information Technology	8%	19%
Materials	5%	6%
Telecommunication Services	0%	1%
Utilities	5%	3%
Cash and Other Net Assets	4%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Small Cap Fund returned 26.80% (Class I shares), in-line with the Russell 2000¨ Index, which returned 26.85%.

The Fund benefited from strong security selection among our Consumer Staples and Industrials holdings. Positive results in the Consumer Staples sector were driven by investments in Herbalife, a direct marketer of health and nutrition products, and Midwest convenience store operator Casey’s General Stores. In Industrials, Belden, a producer of electronic cables and connectivity products for the specialty electronics and data-networking markets, was a leading contributor to relative performance. Radio ratings firm Arbitron (Consumer Discretionary) was also among the Fund’s top performers.

Among the largest sources of relative weakness were the fund’s Materials and Information Technology holdings. In both sectors relative performance suffered due to not holding several benchmark names that outperformed, and due to a position that gained but trailed its sector peers. In Materials the holding was cleaning products company Zep; in Information Technology it was ATM provider Diebold. Health Care was another source of underperformance. Investments in ICU Medical, a manufacturer of safety medical systems to prevent bloodstream infections and accidental needlesticks, and health care facilities firm Amsurg had a negative impact. Other sources of relative weakness included Penn Virginia (Energy), MB Financial (Financials), and Lance (Consumer Staples).

Relative performance also was negatively impacted by relative sector exposures, a residual of our bottom-up stock selection process. A below-benchmark weight in the Information Technology sector and an above-benchmark weight in the Financials sectors detracted from relative results.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, exposure to Financials increased and exposure to Information Technology fell. In Financials, we established new positions in Northwest Bancshares and Amerisafe and added to our position in Reinsurance Group of America. Exposure to Information Technology declined as we eliminated Xyratex and trimmed our investments in Maximus and Electronics for Imaging.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	7.09%	-5.62%	3.07%	5.06%	—
Class II Shares	6.83	—	—	—	23.00%
MSCI EAFE Index	8.21	-6.55	2.94	3.94	26.07

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

International equity markets followed the strong rebound of 2009 with another strong rise in 2010.  The economic environment was broadly stable in most developed markets, while growth in emerging markets remained strong.  Low equity valuations were sufficient to drive shares up during the year, especially in the fourth quarter, as macroeconomic concerns eased and we saw continued unconventional policy measures from the U.S. Federal Reserve.

In Europe, governments began to address their weak fiscal position. In the United Kingdom and in a number of Eurozone countries, notably Greece, Ireland, and Spain, the proposals have been aggressive. The year saw increasing

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

International Stock Fund (concluded)

pressure on the Eurozone, as the lack of a common fiscal policy exposed deep divisions on how to respond to a debt crisis within one of its members.  So far, the response has been one of crisis management, as Greece and then Ireland received financial assistance, but a permanent solution is still required.

In this environment, the strongest performers of 2010 were many emerging market stocks, and the more cyclical stocks in developed markets. In emerging markets, the focus was on low-valued consumer stocks. In developed markets, industrials, materials, and automobile stocks rose strongly, especially in the later part of the year. Less cyclical sectors, such as health care and utilities, made little progress. Despite low valuations, banks were generally weak during 2010, especially if they had exposure to the Eurozone.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Europe (excluding United Kingdom)	35%
Japan	18%
Latin America	4%
Pacific Basin	6%
United Kingdom	28%
Other Countries	6%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series International Stock Fund returned 7.09%, slightly underperforming the MSCI EAFE Index which returned 8.21%.

The largest drag on the fund’s performance over the year was low exposure to and stock selection in the Industrials sector, which performed well on improved global demand and capital expenditure growth. Within the sector, positions in Atlantia and TNT hurt performance.  Additionally, the fund’s low exposure to the Materials sector detracted from returns, as the sector performed well on renewed demand and commodity price strength. Stock selection partially offset the negative allocation effect as positions in Xstrata and Potash Corp. of Saskatchewan, which were purchased at the beginning of the year, performed well. Potash’s performance was due partly to receiving a take-out bid from BHP.

Although Financials generally performed poorly, partly due to concerns over sovereign debt, stock selection in this sector helped performance.  Stock selection in the banks and real estate industries were among the drivers of positive performance.  Positions in U.K. banks Barclays and Lloyds, emerging markets bank Banco do Brasil, and Japanese real estate company Daito Trust Construction contributed to positive returns.  Stock selection in the Energy sector also contributed to positive relative returns. Selling BP, soon after the oil spill in the Gulf of Mexico, proved to be a wise decision.  Positions in oil services companies Aker Solutions and Technip were also beneficial, as they benefited from increased confidence in expected capital spending.

FUND CHANGES

Throughout the year, the biggest changes in our active sector weights were increases in Consumer Discretionary and Information Technology and decreases in Industrials and Telecom Services.  The biggest changes in our active regional weights were increases in the U.K. and in Japan and decreases in Continental Europe and Asia ex-Japan.  Both sets of changes were the result of our bottom-up stock selection process as positions were bought and sold, based on our fundamental analysis of individual securities.  Examples include purchases of automobile parts company Valeo and Japanese retailer Don Quijote and sales of Swiss bank Credit Suisse and Turkish telecom services company Turkcell.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2020 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2020, Class I	9.01%	-3.13%	-3.47%
Dow Jones Global Target 2020 Index	12.26	1.80	1.59

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Target Retirement 2020 Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. However, returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	35%
Foreign Bond Funds	7%
Stock Funds	47%
Foreign Stock Funds	8%
Money Market Funds and Other Net Assets	3%

PERFORMANCE DISCUSSION

For twelve-month period ended December 31, 2010, the Ultra Series Target Retirement 2020 Fund returned 9.01% (Class I shares), underperforming the Dow Jones Global Target 2020 Index return of 12.26%. The fund’s relative underperformance was attributed to our risk aware posturing, conservative glide path, and preference for higher quality large cap equities. Despite our preference for higher quality investments, the fund was boosted by modest positions in small caps with MEMBERS Small Cap Fund Class Y up 25.6% for the year, in addition to our energy and natural resources position in T. Rowe Price New Era which returned 21.0%. Detractors from performance relative to the index included Hussman Strategic Growth which returned -3.6% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, MEMBERS International Stock Fund Class Y which returned 6.5%, and MEMBERS Large Cap Value Fund Class Y which returned 8.3%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were: PIMCO Investment Grade Corporate Bond Fund, Madison Mosaic Disciplined Equity Fund, T. Rowe Price New Era Fund, Matthews Asian Growth & Income Fund, and Yacktman Fund. Sold from the portfolio during 2010 were: Dodge & Cox Income Fund and Fairholme Fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2030 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2030, Class I	9.56%	-4.01%	-4.46%
Dow Jones Global Target 2030 Index	15.60	0.58	0.05

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Target Retirement 2030 Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. However, returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	26%
Foreign Bond Funds	6%
Stock Funds	54%
Money Market Funds and Other Net Assets	3%
Foreign Stock Funds	11%

PERFORMANCE DISCUSSION

For twelve-month period ended December 31, 2010, the Ultra Series Target Retirement 2030 Fund returned 9.56% (Class I shares), underperforming the Dow Jones Global Target 2030 Index return of 15.60%. The fund’s relative underperformance was attributed to our risk aware posturing, conservative glide path, and preference for higher quality large cap equities. Despite our preference for higher quality investments, the fund was boosted by modest positions in small caps with MEMBERS Small Cap Fund Class Y up 25.6% for the year, in addition to our energy and natural resources position in T. Rowe Price New Era which returned 21.0%. Detractors included Hussman Strategic Growth Fund which returned -3.6% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, MEMBERS International Stock Fund Class Y which returned 6.5%, and MEMBERS Large Cap Value Fund Class Y which returned 8.3%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were:  PIMCO Investment Grade Corporate Bond Fund, Madison Mosaic Disciplined Equity Fund, T. Rowe Price New Era Fund, Matthews Asian Growth & Income Fund, and Yacktman Fund. Sold from the portfolio during 2010 were: Dodge & Cox Income Fund, Fairholme Fund, and Principal Emerging Markets Fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2040 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20101
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2040, Class I	9.97%	-5.47%	-5.90%
Dow Jones Global Target 2040 Index	17.64	0.04	-0.66

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2010

Target Retirement 2040 Fund (concluded)

INVESTING ENVIRONMENT

2010 proved to be a very positive year for asset allocation funds. However, returns for the year across asset classes were far from uniform. U.S. stocks, as measured by the Russell 3000¨ Index, finished the year up 16.9%, the international equity MSCI EAFE Index returned 8.2%, and the Barclays U.S. Aggregate Bond Index gained 6.5%. However, within each of these asset classes the underlying returns where largely skewed in favor of the riskier stocks and bonds. Here in the U.S., high beta stocks outgained lower beta and high quality stocks by a very wide margin. The same was true for capitalization size where small caps, generally regarded as lower in quality, outpaced large caps by over 11%. In bond land, "junk" bonds returned nearly 9% more than the investment grade Barclays U.S. Aggregate Bond Index. In short, it was a risk takers market in asset allocation for 2010.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Bond Funds	17%
Foreign Bond Funds	5%
Stock Funds	63%
Foreign Stock Funds	13%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2010, the Ultra Series Target Retirement 2040 Fund returned 9.97% (Class I shares), underperforming the Dow Jones Global Target 2040 Index return of 17.6%. The fund’s relative underperformance was attributed to our risk aware posturing, conservative glide path, and preference for higher quality large cap equities. Despite our preference for higher quality investments, the fund was boosted by modest positions in small caps with MEMBERS Small Cap Fund Class Y up 25.6% for the year, in addition to our energy and natural resources position in T. Rowe Price New Era Fund which returned 21.0%. Detractors from performance relative to the index included Hussman Strategic Growth which returned -3.6% for the year, MEMBERS Bond Fund Class Y which returned 4.9%, MEMBERS International Stock Fund Class Y which returned 6.5%, and MEMBERS Large Cap Value Fund Class Y which returned 8.3%.

Overall, despite the fund’s relative underperformance, we were pleased with the fund’s absolute return given the moderate level of risk taken. In short, we believe the fund is well-positioned for the economic environment that we are encountering – an economy showing emerging signs of gaining some sustainable traction combined with atypically elevated downside risk potential.

FUND CHANGES

Notable additions to the fund’s holdings this year were: PIMCO Investment Grade Corporate Bond Fund, Madison Mosaic Disciplined Equity Fund, T. Rowe Price New Era Fund, Matthews Asian Growth & Income Fund, and Yacktman Fund. Sold from the portfolio during 2010 were: Dodge & Cox Income Fund, Fairholme Fund, and Principal Emerging Markets Fund.

Ultra Series Fund | December 31, 2010

Notes to Management’s Discussion of Fund Performance

1Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2MEMBERS Capital Advisors, Inc., the then acting fund adviser, reduced its management fee for the Conservative, Moderate, and Aggressive Allocation Funds (the "Target Allocation Funds") from June 30, 2006-April 30, 2008. Madison Asset Management, LLC reduced its management fee for the Target Retirement 2020, 2030 and 2040 Funds from 0.40% to 0.20% (the "Target Retirement Date Funds") since October 1, 2009. This waiver is contractual until April 30, 2011. If the management fees had not been reduced, returns would have been lower.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000¨ Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000¨ Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000¨ Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Market Indexes

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (ie. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

Ultra Series Fund | Notes to Management’s Discussion of Fund Performance  | December 31, 2010

Benchmark Descriptions (concluded)

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000¨ Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000¨ Index (see definition below).

The Russell 1000¨ Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000¨ Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000¨ Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000¨ Index (see definition below.)

The Russell 2000¨ Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000¨ Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap¨ Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2010

Conservative Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.3%
Bond Funds - 59.6%
Franklin Floating Rate Daily Access Fund Advisor Class	568,306	$ 5,211,366
Madison Mosaic Institutional Bond Fund (A)	1,699,579	18,593,391
MEMBERS Bond Fund Class Y (A)	4,029,639	41,182,910
MEMBERS High Income Fund Class Y (A)	3,521,269	24,578,459
PIMCO Investment Grade Corporate Bond Fund Institutional Class	2,353,462	24,664,280
PIMCO Total Return Fund Institutional Class	2,168,936	23,532,951
		137,763,357
Foreign Bond Funds - 7.8%
Templeton Global Bond Fund Advisor Class	1,340,594	18,178,450
Foreign Stock Funds - 4.9%
MEMBERS International Stock Fund Class Y (A)	1,065,676	11,274,851
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	2,533,985	2,533,985
	Shares	Value (Note 2)
Stock Funds - 25.9%
Calamos Growth and Income Fund Class I	266,773	$ 8,189,933
Madison Mosaic Disciplined Equity Fund (A)	1,133,295	14,370,182
MEMBERS Equity Income Fund Class Y (A)	585,893	5,958,534
MEMBERS Large Cap Growth Fund Class Y (A)	1,002,072	16,023,137
MEMBERS Large Cap Value Fund Class Y (A)	1,274,218	15,239,653
		59,781,439
TOTAL INVESTMENTS - 99.3% ( Cost $220,460,642** )		229,532,082
NET OTHER ASSETS AND LIABILITIES - 0.7%		1,549,953
TOTAL NET ASSETS - 100.0%		$231,082,035

**	Aggregate cost for Federal tax purposes was $223,258,002.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Moderate Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.0%
Bond Funds - 34.3%
Franklin Floating Rate Daily Access Fund Advisor Class	622,951	$ 5,712,459
Madison Mosaic Institutional Bond Fund (A)	1,491,757	16,319,818
MEMBERS Bond Fund Class Y (A)	3,647,154	37,273,918
MEMBERS High Income Fund Class Y (A)	4,319,368	30,149,187
PIMCO Investment Grade Corporate Bond Fund Institutional Class	2,076,478	21,761,490
PIMCO Total Return Fund Institutional Class	1,905,925	20,679,283
		131,896,155
Foreign Bond Funds - 5.2%
Templeton Global Bond Fund Advisor Class	1,474,024	19,987,769
Foreign Stock Funds - 10.0%
Matthews Asian Growth and Income Fund Institutional Shares	659,315	11,894,036
MEMBERS International Stock Fund Class Y (A)	2,500,243	26,452,571
		38,346,607
Money Market Funds - 0.9%
State Street Institutional U.S. Government Money Market Fund	3,500,266	3,500,266
	Shares	Value (Note 2)
Stock Funds - 48.6%
Calamos Growth and Income Fund Class I	390,383	$ 11,984,773
Madison Mosaic Disciplined Equity Fund (A)	2,713,986	34,413,338
MEMBERS Equity Income Fund Class Y (A)	1,157,056	11,767,256
MEMBERS Large Cap Growth Fund Class Y (A)	2,354,535	37,649,016
MEMBERS Large Cap Value Fund Class Y (A)	2,855,497	34,151,748
MEMBERS Mid Cap Fund Class Y (A)	1,925,389	12,438,010
MEMBERS Small Cap Fund Class Y (A)	1,301,695	14,344,676
T Rowe Price New Era Fund	126,762	6,611,923
Yacktman Fund/The	1,414,601	23,397,505
		186,758,245
TOTAL INVESTMENTS - 99.0% ( Cost $356,006,918** )		380,489,042
NET OTHER ASSETS AND LIABILITIES - 1.0%		3,770,984
TOTAL NET ASSETS - 100.0%		$384,260,026

**	Aggregate cost for Federal tax purposes was $362,253,196.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Aggressive Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 98.9%
Bond Funds - 6.7%
MEMBERS Bond Fund Class Y (A)	59,161	$ 604,620
MEMBERS High Income Fund Class Y (A)	943,557	6,586,028
PIMCO Investment Grade Corporate Bond Fund Institutional Class	135,703	1,422,170
		8,612,818
Foreign Bond Funds - 2.7%
Templeton Global Bond Fund Advisor Class	252,879	3,429,042
Foreign Stock Funds - 14.5%
Matthews Asian Growth and Income Fund Institutional Shares	338,254	6,102,106
MEMBERS International Stock Fund Class Y (A)	1,178,483	12,468,350
		18,570,456
Money Market Funds - 1.2%
State Street Institutional U.S. Government Money Market Fund	1,472,326	1,472,326
	Shares	Value (Note 2)
Stock Funds - 73.8%
Calamos Growth and Income Fund Class I	175,498	$ 5,387,777
Hussman Strategic Growth Fund	463,452	5,695,829
Madison Mosaic Disciplined Equity Fund (A)	1,350,320	17,122,058
MEMBERS Equity Income Fund Class Y (A)	379,732	3,861,874
MEMBERS Large Cap Growth Fund Class Y (A)	909,744	14,546,805
MEMBERS Large Cap Value Fund Class Y (A)	1,143,737	13,679,090
MEMBERS Mid Cap Fund Class Y (A)	1,298,512	8,388,388
MEMBERS Small Cap Fund Class Y (A)	606,010	6,678,232
T Rowe Price New Era Fund	151,589	7,906,890
Yacktman Fund/The	659,077	10,901,129
		94,168,072
TOTAL INVESTMENTS - 98.9% ( Cost $112,716,685** )		126,252,714
NET OTHER ASSETS AND LIABILITIES - 1.1%		1,441,290
TOTAL NET ASSETS - 100.0%		$127,694,004

**	Aggregate cost for Federal tax purposes was $115,807,560.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Money Market Fund Portfolio of Investments
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.1%
Fannie Mae (A) - 26.7%
0.16%, 1/5/11	$1,500,000	$ 1,499,973
0.175%, 1/12/11	2,250,000	2,249,880
0.155%, 1/18/11	1,000,000	999,927
0.135%, 1/26/11	1,000,000	999,906
0.155%, 2/1/11	3,000,000	2,999,600
0.14%, 2/4/11	1,500,000	1,499,802
0.16%, 2/9/11	1,500,000	1,499,740
0.12%, 2/28/11	3,000,000	2,999,420
0.1%, 3/8/11	2,000,000	1,999,633
0.16%, 3/9/11	2,000,000	1,999,404
		18,747,285
Federal Home Loan Bank (A) - 25.6%
0.1%, 1/3/11	190,000	189,999
0.14%, 1/6/11	1,000,000	999,981
0.08%, 1/11/11	2,000,000	1,999,956
0.16%, 1/19/11	2,000,000	1,999,840
0.14%, 1/26/11	500,000	499,951
0.12%, 1/27/11	1,000,000	999,913
0.165%, 2/2/11	1,000,000	999,853
0.155%, 2/16/11	3,000,000	2,999,406
0.12%, 2/22/11	1,250,000	1,249,783
0.17%, 2/24/11	3,500,000	3,499,108
0.16%, 3/23/11	1,000,000	999,640
0.1%, 3/25/11	1,500,000	1,499,654
		17,937,084
Freddie Mac (A) - 24.3%
0.15%, 1/13/11	1,500,000	1,499,925
0.135%, 1/18/11	2,500,000	2,499,841
0.14%, 1/25/11	3,500,000	3,499,667
0.13%, 1/31/11	2,000,000	1,999,783
0.14%, 2/7/11	1,500,000	1,499,784
0.18%, 2/22/11	1,000,000	999,740
0.155%, 3/7/11	2,300,000	2,299,356
0.16%, 3/14/11	1,500,000	1,499,520
0.16%, 3/21/11	1,250,000	1,249,561
		17,047,177
	Par Value	Value (Note 2)
U.S. Treasury Bills (A) - 8.5%
0.114%, 1/20/11	3,000,000	$ 2,999,819
0.13%, 2/17/11	3,000,000	2,999,491
		5,999,310
Total U.S. Government and Agency Obligations ( Cost $59,730,856 )		59,730,856
SHORT-TERM INVESTMENTS - 12.8%
Financial - 4.3%
National Rural Utilities Cooperative Finance Corp. (A), 0.213%, 1/18/11	3,000,000	2,999,703
Industrials - 8.5%
General Electric Capital Services Inc. (A), 0.203%, 2/14/11	3,000,000	2,999,262
United Parcel Service Inc. (A), 0.152%, 1/11/11	3,000,000	2,999,875
		5,999,137
Total Short-Term Investments ( Cost $8,998,840 )		8,998,840
	Shares
INVESTMENT COMPANY - 2.2%
State Street Institutional U.S. Government Money Market Fund	1,529,834	1,529,834
Total Investment Company ( Cost $1,529,834 )		1,529,834
TOTAL INVESTMENTS - 100.1% ( Cost $70,259,530** )		70,259,530
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(48,476)
TOTAL NET ASSETS - 100.0%		$ 70,211,054

**	Aggregate cost for Federal tax purposes was $70,259,530
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.8%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 652,045	$ 664,224
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	3,820,000	4,102,615
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	3,500,000	3,554,653
Total Asset Backed Securities ( Cost $7,989,798 )		8,321,492
CORPORATE NOTES AND BONDS - 25.8%
Consumer Discretionary - 1.9%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	2,500,000	3,159,540
DR Horton Inc., 5.25%, 2/15/15	1,140,000	1,128,600
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	4,400,000	4,559,575
		8,847,715
Consumer Staples - 1.0%
PepsiCo Inc./NC, 4.65%, 2/15/13	1,165,000	1,254,480
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	3,170,000	3,237,898
		4,492,378
Energy - 2.0%
Hess Corp., 7.875%, 10/1/29	2,460,000	3,087,349
Transocean Inc., 6%, 3/15/18	1,400,000	1,470,409
Transocean Inc., 7.5%, 4/15/31	2,310,000	2,475,280
Valero Energy Corp., 7.5%, 4/15/32	2,275,000	2,402,143
		9,435,181
Financials - 4.1%
American General Finance Corp., 5.85%, 6/1/13	2,885,000	2,618,137
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	2,750,000	2,935,237
HCP Inc., 6.7%, 1/30/18	2,725,000	2,923,590
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	3,135,000	314
Simon Property Group L.P., 5.875%, 3/1/17	1,060,000	1,163,574
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,250,000	1,295,080
UBS AG/Stamford CT, 5.75%, 4/25/18	750,000	815,048
US Bank NA/Cincinnati OH, 6.3%, 2/4/14	2,000,000	2,231,264
Wells Fargo & Co., 5.25%, 10/23/12	2,735,000	2,932,133
Western Union Co./The, 5.93%, 10/1/16	2,065,000	2,311,842
		19,226,219
Food & Drug Retailers - 0.2%
New Albertsons Inc., 7.5%, 2/15/11	1,055,000	1,056,319
Health Care - 4.2%
Eli Lilly & Co., 6.57%, 1/1/16	2,600,000	3,055,726
Genentech Inc., 5.25%, 7/15/35	1,740,000	1,764,050
Medco Health Solutions Inc., 7.25%, 8/15/13	3,450,000	3,918,710
	Par Value	Value (Note 2)
Merck & Co. Inc., 5.75%, 11/15/36	$3,960,000	$ 4,357,469
Quest Diagnostics Inc./DE, 5.45%, 11/1/15	3,500,000	3,766,308
Wyeth, 6.5%, 2/1/34	2,370,000	2,770,485
		19,632,748
Industrials - 3.8%
Boeing Co./The, 8.625%, 11/15/31	760,000	1,031,441
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,633,200
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	2,925,000	3,698,583
EI du Pont de Nemours & Co., 5%, 1/15/13	195,000	209,443
General Electric Co., 5%, 2/1/13	3,200,000	3,420,713
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,764,804
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,310,043
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,673,034
Southwest Airlines Co. 1994-A Pass Through Trust, Series A3, 8.7%, 7/1/11	3,148	3,243
Waste Management Inc., 7.125%, 12/15/17	2,465,000	2,890,930
		17,635,434
Information Technology - 1.2%
Cisco Systems Inc., 5.5%, 2/22/16	2,400,000	2,738,673
Xerox Corp., 6.875%, 8/15/11	2,640,000	2,730,605
		5,469,278
Materials - 1.2%
Westvaco Corp., 8.2%, 1/15/30	2,250,000	2,372,708
Weyerhaeuser Co., 7.375%, 3/15/32	3,000,000	3,032,658
		5,405,366
Telecommunication Services - 1.6%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	3,080,000	4,261,430
Rogers Communications Inc. (F), 6.25%, 6/15/13	3,000,000	3,334,989
		7,596,419
Utilities - 4.6%
Indianapolis Power & Light Co. (C) (D), 6.05%, 10/1/36	3,445,000	3,572,668
Interstate Power & Light Co., 6.25%, 7/15/39	2,925,000	3,216,017
Sierra Pacific Power Co., Series M, 6%, 5/15/16	3,250,000	3,681,038
Southern Power Co., Series B, 6.25%, 7/15/12	3,500,000	3,762,994
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	2,165,000	2,301,072
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	1,165,000	1,252,085
Wisconsin Electric Power Co., 6.5%, 6/1/28	3,000,000	3,442,527
		21,228,401
Total Corporate Notes and Bonds ( Cost $116,461,022 )		120,025,458

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 23.8%
Fannie Mae - 20.1%
4%, 4/1/15 Pool # 255719	1,184,567	$ 1,226,129
5.5%, 4/1/16 Pool # 745444	1,658,303	1,790,627
6%, 5/1/16 Pool # 582558	108,422	118,028
5.5%, 9/1/17 Pool # 657335	300,640	324,175
5.5%, 2/1/18 Pool # 673194	642,437	692,727
5%, 5/1/20 Pool # 813965	2,163,068	2,320,229
4.5%, 9/1/20 Pool # 835465	1,970,688	2,079,075
6%, 5/1/21 Pool # 253847	252,998	275,965
7%, 12/1/29 Pool # 762813	128,766	145,576
7%, 11/1/31 Pool # 607515	118,168	134,622
6.5%, 3/1/32 Pool # 631377	235,164	264,422
7%, 4/1/32 Pool # 641518	5,091	5,803
7%, 5/1/32 Pool # 644591	267,008	304,187
6.5%, 6/1/32 Pool # 545691	1,958,759	2,202,459
5.5%, 4/1/33 Pool # 690206	2,889,111	3,114,168
5%, 10/1/33 Pool # 254903	3,800,539	4,019,644
5.5%, 11/1/33 Pool # 555880	3,400,379	3,665,262
5%, 5/1/34 Pool # 782214	84,488	89,253
5%, 6/1/34 Pool # 778891	973,486	1,028,392
5.5%, 6/1/34 Pool # 780384	3,752,665	4,039,127
7%, 7/1/34 Pool # 792636	82,740	94,789
5.5%, 8/1/34 Pool # 793647	415,896	449,854
5.5%, 3/1/35 Pool # 810075	1,863,028	2,003,497
5.5%, 3/1/35 Pool # 815976	2,208,618	2,377,013
5.5%, 7/1/35 Pool # 825283	2,475,185	2,663,518
5%, 8/1/35 Pool # 829670	2,981,461	3,147,755
5.5%, 8/1/35 Pool # 826872	986,947	1,061,580
5%, 9/1/35 Pool # 820347	2,635,571	2,812,223
5%, 9/1/35 Pool # 835699	2,453,014	2,617,431
5%, 10/1/35 Pool # 797669	4,074,867	4,332,709
5.5%, 10/1/35 Pool # 836912	488,875	525,735
5%, 11/1/35 Pool # 844809	2,645,429	2,792,981
5%, 12/1/35 Pool # 850561	2,590,414	2,734,897
5.5%, 2/1/36 Pool # 851330	1,010,999	1,088,284
5.5%, 10/1/36 Pool # 896340	986,718	1,060,190
5.5%, 10/1/36 Pool # 901723	4,797,714	5,144,460
6.5%, 10/1/36 Pool # 894118	2,387,019	2,662,368
6%, 11/1/36 Pool # 902510	3,364,246	3,719,730
5.5%, 2/1/37 Pool # 905140	3,091,005	3,343,380
5.5%, 5/1/37 Pool # 899323	2,350,408	2,525,421
5.5%, 5/1/37 Pool # 928292	1,829,229	1,978,583
6%, 10/1/37 Pool # 947563	3,176,491	3,512,136
5.5%, 7/1/38 Pool # 986973	4,128,317	4,448,615
5%, 8/1/38 Pool # 988934	4,086,210	4,309,015
6.5%, 8/1/38 Pool # 987711	3,673,702	4,085,213
		93,331,247
	Par Value	Value (Note 2)
Freddie Mac - 3.6%
5%, 5/1/18 Pool # E96322	1,764,388	$ 1,881,554
8%, 6/1/30 Pool # C01005	77,114	90,164
7%, 3/1/31 Pool # C48129	259,461	295,666
5%, 7/1/33 Pool # A11325	2,660,613	2,808,717
6%, 10/1/34 Pool # A28439	478,390	523,505
6%, 10/1/34 Pool # A28598	351,466	384,610
5.5%, 11/1/34 Pool # A28282	4,329,315	4,675,835
5%, 4/1/35 Pool # A32314	440,846	467,590
5%, 4/1/35 Pool # A32315	1,032,085	1,098,568
5%, 4/1/35 Pool # A32316	1,210,946	1,288,949
5%, 4/1/35 Pool # A32509	283,782	302,062
5%, 1/1/37 Pool # A56371	3,002,222	3,154,330
		16,971,550
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	52,983	57,665
6.5%, 2/20/29 Pool # 2714	181,684	205,554
6.5%, 4/20/31 Pool # 3068	143,291	162,104
		425,323
Total Mortgage Backed Securities ( Cost $102,183,351 )		110,728,120
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.7%
Fannie Mae - 1.5%
5.25%, 8/1/12	2,400,000	2,563,918
4.625%, 10/15/14	3,905,000	4,343,246
		6,907,164
Federal Farm Credit Bank - 1.0%
5.875%, 10/3/16	4,000,000	4,696,016
Freddie Mac - 1.9%
4.875%, 11/15/13	2,500,000	2,771,123
4.5%, 1/15/14	5,500,000	6,046,034
		8,817,157
U.S. Treasury Bonds - 2.9%
6.625%, 2/15/27	7,350,000	9,667,543
4.5%, 5/15/38	4,000,000	4,121,248
		13,788,791
U.S. Treasury Notes - 37.4%
0.875%, 1/31/11	3,000,000	3,001,524
4.75%, 3/31/11	1,485,000	1,501,184
1%, 7/31/11	5,000,000	5,022,265
4.625%, 12/31/11	23,100,000	24,078,146
1.375%, 2/15/12	11,400,000	11,528,250
4.625%, 2/29/12	6,425,000	6,739,472
1.375%, 5/15/12	2,625,000	2,659,863
4.875%, 6/30/12	6,000,000	6,396,330
3.625%, 5/15/13	4,000,000	4,276,248

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.125%, 8/31/13	2,710,000	$ 2,874,928
4%, 2/15/14	9,500,000	10,349,062
1.875%, 2/28/14	10,000,000	10,240,620
4.25%, 8/15/14	11,200,000	12,355,000
2.375%, 9/30/14	3,600,000	3,728,812
2.625%, 12/31/14	20,000,000	20,854,680
2.5%, 3/31/15	1,750,000	1,811,390
4.25%, 8/15/15	8,900,000	9,854,667
4.25%, 11/15/17	9,100,000	10,032,040
2.75%, 2/15/19	19,750,000	19,495,403
3.375%, 11/15/19	1,000,000	1,020,859
2.625%, 11/15/20	6,500,000	6,131,326
		173,952,069
Total U.S. Government and Agency Obligations ( Cost $198,882,485 )		208,161,197
	Shares
INVESTMENT COMPANY - 3.1%
State Street Institutional U.S. Government Money Market Fund	14,230,708	14,230,708
Total Investment Company ( Cost $14,230,708 )		14,230,708
TOTAL INVESTMENTS - 99.2% ( Cost $439,747,364** )		461,466,975
NET OTHER ASSETS AND LIABILITIES - 0.8%		3,781,851
TOTAL NET ASSETS - 100.0%		$465,248,826

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $439,784,418
(A)
Stated interest rate is contingent upon sufficient collateral market value.  If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2010.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."

(D)	Illiquid security (See Note 2).
(E)	In default. Issuer is bankrupt.
(F)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.72% of total net assets.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 95.3%
Consumer Discretionary - 30.2%
Auto Components - 1.7%
American Axle & Manufacturing Holdings Inc. (A), 9.25%, 1/15/17	$ 500,000	$ 558,750
American Axle & Manufacturing Inc., 7.875%, 3/1/17	200,000	204,750
Goodyear Tire & Rubber Co./The, 10.5%, 5/15/16	500,000	570,000
Tenneco Inc., 8.125%, 11/15/15	350,000	371,000
		1,704,500
Consumer Finance - 0.5%
Ally Financial Inc. (A), 7.5%, 9/15/20	500,000	524,375
Hotels, Restaurants & Leisure - 5.1%
Ameristar Casinos Inc., 9.25%, 6/1/14	500,000	535,000
Boyd Gaming Corp., 6.75%, 4/15/14	200,000	196,500
Isle of Capri Casinos Inc., 7%, 3/1/14	500,000	490,000
MCE Finance Ltd. (A) (B), 10.25%, 5/15/18	500,000	573,125
MGM Resorts International, 8.375%, 2/1/11	500,000	502,500
MGM Resorts International, 6.75%, 9/1/12	500,000	497,500
MGM Resorts International, 6.75%, 4/1/13	150,000	149,100
Penn National Gaming Inc., 6.75%, 3/1/15	300,000	304,500
Penn National Gaming Inc., 8.75%, 8/15/19	250,000	275,625
Pinnacle Entertainment Inc., 8.625%, 8/1/17	500,000	545,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	310,500
Scientific Games International Inc. (A), 7.875%, 6/15/16	750,000	748,125
		5,127,475
Household Durables - 1.1%
Jarden Corp., 7.5%, 5/1/17	500,000	526,875
Spectrum Brands Holdings Inc. (A), 9.5%, 6/15/18	500,000	549,375
		1,076,250
Leisure Equipment & Products - 0.3%
Easton-Bell Sports Inc., 9.75%, 12/1/16	250,000	274,375
Media - 14.3%
Allbritton Communications Co., 8%, 5/15/18	950,000	959,500
Belo Corp., 8%, 11/15/16	500,000	538,750
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	261,875
Cablevision Systems Corp., 8%, 4/15/20	250,000	267,500
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 8.125%, 4/30/20	1,000,000	1,052,500
Cenveo Corp., 8.875%, 2/1/18	500,000	483,750
Gray Television Inc., 10.5%, 6/29/15	500,000	503,750
Hughes Network Systems LLC/HNS Finance Corp., 9.5%, 4/15/14	1,000,000	1,031,250
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	500,000	538,750
	Par Value	Value (Note 2)
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	$1,250,000	$ 1,362,500
Interpublic Group of Cos. Inc./The (C), 4.25%, 3/15/23	125,000	139,219
Lamar Media Corp., 6.625%, 8/15/15	250,000	256,250
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	507,500
Liberty Media LLC (C) (D), 3.125%, 3/30/23	250,000	280,312
LIN Television Corp., 6.5%, 5/15/13	950,000	952,375
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	502,500
Nielsen Finance LLC / Nielsen Finance Co. (A), 7.75%, 10/15/18	500,000	517,500
Quebecor Media Inc. (B), 7.75%, 3/15/16	500,000	516,250
Sirius XM Radio Inc. (C), 3.25%, 10/15/11	250,000	249,063
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (A) (B), 8.125%, 12/1/17	1,000,000	1,045,000
Viasat Inc., 8.875%, 9/15/16	500,000	532,500
Virgin Media Finance PLC (B), 9.125%, 8/15/16	850,000	905,250
XM Satellite Radio Inc. (A) (C), 7%, 12/1/14	250,000	306,875
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	516,250
		14,226,969
Multiline Retail - 1.1%
Neiman Marcus Group Inc./The, PIK, 9%, 10/15/15	250,000	261,875
Sears Holding Corp. (A), 6.625%, 10/15/18	850,000	792,625
		1,054,500
Specialty Retail - 4.0%
KAR Auction Services Inc., 8.75%, 5/1/14	500,000	520,000
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	265,625
Michaels Stores Inc., 11.375%, 11/1/16	1,500,000	1,635,000
Penske Automotive Group Inc., 7.75%, 12/15/16	750,000	765,000
Yankee Acquisition Corp./MA, Series B, 8.5%, 2/15/15	750,000	780,000
		3,965,625
Textiles, Apparel & Luxury Goods - 2.2%
Hanesbrands Inc. (A), 6.375%, 12/15/20	250,000	237,500
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	900,000	904,500
Levi Strauss & Co., 7.625%, 5/15/20	500,000	516,250
Phillips-Van Heusen Corp., 7.375%, 5/15/20	500,000	531,250
		2,189,500
Consumer Staples - 6.2%
ACCO Brands Corp., 10.625%, 3/15/15	250,000	281,250
ACCO Brands Corp., 7.625%, 8/15/15	500,000	500,000
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	506,250
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	211,000
Ingles Markets Inc., 8.875%, 5/15/17	750,000	802,500
NBTY Inc. (A), 9%, 10/1/18	1,000,000	1,067,500

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Staples (continued)
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 9.25%, 4/1/15	$ 500,000	$ 520,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 8.25%, 9/1/17	500,000	511,250
Sealy Mattress Co., 8.25%, 6/15/14	250,000	255,625
Stater Brothers Holdings, 7.75%, 4/15/15	500,000	513,750
SUPERVALU Inc., 8%, 5/1/16	500,000	478,750
Tops Markets LLC (A), 10.125%, 10/15/15	500,000	513,750
		6,162,250
Energy - 8.4%
Complete Production Services Inc., 8%, 12/15/16	750,000	776,250
Continental Resources Inc./OK, 8.25%, 10/1/19	250,000	277,500
EXCO Resources Inc., 7.5%, 9/15/18	750,000	735,000
Exterran Holdings Inc. (A), 7.25%, 12/1/18	500,000	497,500
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	750,000	806,250
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	150,000	154,125
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	1,000,000	965,000
Key Energy Services Inc., 8.375%, 12/1/14	750,000	791,250
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., Series B, 8.75%, 4/15/18	1,000,000	1,082,500
Penn Virginia Corp., 4.5%, 11/15/12	1,000,000	990,000
Petroplus Finance Ltd. (A) (B), 7%, 5/1/17	250,000	221,250
Plains Exploration & Production Co., 10%, 3/1/16	500,000	558,750
Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	506,250
		8,361,625
Financials - 2.2%
CIT Group Inc., 7%, 5/1/16	600,000	602,250
Nuveen Investments Inc., 10.5%, 11/15/15	1,000,000	1,022,500
Trans Union LLC/TransUnion Financing Corp. (A), 11.375%, 6/15/18	500,000	570,000
		2,194,750
Health Care - 8.1%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	500,000	525,000
Biomet Inc., 10%, 10/15/17	250,000	273,125
Biomet Inc., 11.625%, 10/15/17	750,000	828,750
Capella Healthcare Inc. (A), 9.25%, 7/1/17	250,000	265,000
DaVita Inc., 6.375%, 11/1/18	500,000	497,500
Endo Pharmaceuticals Holdings Inc. (A), 7%, 12/15/20	500,000	510,000
	Par Value	Value (Note 2)
HCA Inc., 5.75%, 3/15/14	250,000	$ 246,250
Hologic Inc. (C) (D), 2%, 12/15/37	500,000	468,125
IASIS Healthcare LLC / IASIS Capital Corp., 8.75%, 6/15/14	500,000	513,125
LifePoint Hospitals Inc., 3.5%, 5/15/14	1,000,000	1,008,750
Omega Healthcare Investors Inc. (A), 6.75%, 10/15/22	500,000	495,625
Stewart Enterprises Inc. (D) (E), 6.25%, 2/15/13	500,000	500,625
Tenet Healthcare Corp. (A), 8%, 8/1/20	1,000,000	1,015,000
Valeant Pharmaceuticals International (A), 7%, 10/1/20	1,000,000	987,500
		8,134,375
Industrials - 17.4%
Affinion Group Inc., 11.5%, 10/15/15	750,000	780,000
ARAMARK Corp., 8.5%, 2/1/15	1,750,000	1,828,750
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (D), 7.625%, 5/15/14	267,000	273,675
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 8.25%, 1/15/19	500,000	505,000
Baldor Electric Co., 8.625%, 2/15/17	750,000	840,000
Bristow Group Inc., 7.5%, 9/15/17	750,000	791,250
Casella Waste Systems Inc., 9.75%, 2/1/13	1,000,000	1,000,000
FTI Consulting Inc., 7.75%, 10/1/16	750,000	772,500
Gulfmark Offshore Inc. (D), 7.75%, 7/15/14	255,000	258,825
Hertz Corp./The, 8.875%, 1/1/14	500,000	511,250
Hertz Corp./The, 10.5%, 1/1/16	200,000	211,000
Iron Mountain Inc., 7.75%, 1/15/15	268,000	268,670
Mac-Gray Corp., 7.625%, 8/15/15	500,000	491,250
Moog Inc., 7.25%, 6/15/18	500,000	522,500
Pinafore LLC/Pinafore Inc. (A), 9%, 10/1/18	1,000,000	1,080,000
RBS Global Inc./Rexnord LLC, 8.5%, 5/1/18	500,000	531,250
RSC Equipment Rental Inc./RSC Holdings III LLC, 9.5%, 12/1/14	900,000	945,000
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	1,000,000	1,070,000
Terex Corp., 8%, 11/15/17	550,000	555,500
Texas Industries Inc. (A), 9.25%, 8/15/20	400,000	425,000
Trinity Industries Inc. (C), 3.875%, 6/1/36	1,000,000	948,750
United Rentals North America Inc., 10.875%, 6/15/16	250,000	285,625
United Rentals North America Inc., 8.375%, 9/15/20	500,000	508,750
USG Corp. (D), 9.75%, 1/15/18	500,000	485,000
WCA Waste Corp. (E), 9.25%, 6/15/14	1,000,000	1,035,000
West Corp./Old, 11%, 10/15/16	450,000	488,250
		17,412,795

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Information Technology - 6.0%
ADC Telecommunications Inc. (D), 0.831%, 6/15/13	$ 500,000	$ 498,750
Advanced Micro Devices Inc. (C), 6%, 5/1/15	477,000	480,578
Advanced Micro Devices Inc., 8.125%, 12/15/17	250,000	265,000
Advanced Micro Devices Inc. (A), 7.75%, 8/1/20	500,000	518,750
Alcatel-Lucent USA Inc., Series B (C) (D), 2.875%, 6/15/25	1,100,000	1,038,125
Buccaneer Merger Sub Inc. (A), 9.125%, 1/15/19	250,000	258,125
SanDisk Corp., 1%, 5/15/13	500,000	481,250
Sanmina-SCI Corp., 8.125%, 3/1/16	900,000	909,000
SunGard Data Systems Inc., 10.625%, 5/15/15	750,000	826,875
Syniverse Technologies Inc., Series B (E), 7.75%, 8/15/13	750,000	765,000
		6,041,453
Materials - 5.6%
Cascades Inc. (B), 7.875%, 1/15/20	250,000	261,250
Ferro Corp., 7.875%, 8/15/18	500,000	527,500
FMG Resources August 2006 Pty Ltd. (A), 7%, 11/1/15	1,000,000	1,025,000
Graham Packaging Co. LP/GPC Capital Corp. I (A), 8.25%, 1/1/17	500,000	520,000
Graphic Packaging International Inc., 9.5%, 6/15/17	350,000	381,938
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	250,000	267,188
Huntsman International LLC, 5.5%, 6/30/16	500,000	483,750
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 7.75%, 10/15/16	1,000,000	1,057,500
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 8.5%, 5/15/18	250,000	251,250
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	750,000	777,187
		5,552,563
Telecommunication Services - 6.7%
Level 3 Communications Inc. (C), 3.5%, 6/15/12	850,000	807,500
PAETEC Holding Corp., 8.875%, 6/30/17	900,000	960,750
Qwest Communications International Inc. (D), 7.5%, 2/15/14	500,000	506,250
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	500,000	506,250
Sprint Nextel Corp., 8.375%, 8/15/17	1,000,000	1,072,500
	Par Value	Value (Note 2)
tw telecom holdings, Inc., 8%, 3/1/18	$ 500,000	$ 531,250
Wind Acquisition Finance S.A. (A) (B), 11.75%, 7/15/17	1,000,000	1,127,500
Windstream Corp., 8.625%, 8/1/16	600,000	631,500
Windstream Corp., 7.875%, 11/1/17	250,000	262,812
Windstream Corp., 7%, 3/15/19	250,000	246,250
		6,652,562
Utilities - 4.5%
AES Corp./The, 8%, 6/1/20	500,000	530,000
Calpine Corp. (A), 7.25%, 10/15/17	910,000	910,000
Mirant Americas Generation LLC, 8.3%, 5/1/11	750,000	761,250
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	500,000
Mirant North America LLC, 7.375%, 12/31/13	250,000	254,710
NRG Energy Inc., 7.375%, 2/1/16	750,000	768,750
NRG Energy Inc. (A), 8.25%, 9/1/20	250,000	256,250
RRI Energy Inc., 7.625%, 6/15/14	500,000	511,250
		4,492,210
Total Corporate Notes and Bonds ( Cost $89,402,564 )		95,148,152
	Shares
INVESTMENT COMPANY - 3.5%
State Street Institutional U.S. Government Money Market Fund	3,495,898	3,495,898
Total Investment Company ( Cost $3,495,898 )		3,495,898
TOTAL INVESTMENTS - 98.8% ( Cost $92,898,462** )		98,644,050
NET OTHER ASSETS AND LIABILITIES - 1.2%		1,194,051
TOTAL NET ASSETS - 100.0%		$ 99,838,101

**	Aggregate cost for Federal tax purposes was $93,039,812
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.56% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of December 31, 2010.
(E)	Illiquid security (See Note 2).
PIK	Payment in Kind.
PLC	Public Limited Company.
ULC	Unlimited Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Diversified Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 52.1%
Consumer Discretionary - 3.2%
McDonald’s Corp.	42,000	$ 3,223,920
Omnicom Group Inc.	83,000	3,801,400
Time Warner Inc.	68,000	2,187,560
VF Corp.	46,500	4,007,370
		13,220,250
Consumer Staples - 8.3%
Altria Group Inc.	85,000	2,092,700
Avon Products Inc.	112,000	3,254,720
Coca-Cola Co./The	81,900	5,386,563
Diageo PLC, ADR	29,000	2,155,570
Kraft Foods Inc., Class A	169,018	5,325,757
PepsiCo Inc./NC	81,000	5,291,730
Philip Morris International Inc.	87,200	5,103,816
Procter & Gamble Co./The	49,000	3,152,170
Sysco Corp.	74,000	2,175,600
		33,938,626
Energy - 7.4%
Chevron Corp.	124,500	11,360,625
ConocoPhillips	123,000	8,376,300
Ensco PLC, ADR	53,000	2,829,140
Marathon Oil Corp.	129,000	4,776,870
Spectra Energy Corp.	114,500	2,861,355
		30,204,290
Financials - 6.2%
Axis Capital Holdings Ltd.	88,000	3,157,440
Bank of New York Mellon Corp./The	109,100	3,294,820
NYSE Euronext	77,000	2,308,460
Travelers Cos. Inc./The	78,000	4,345,380
US Bancorp	165,000	4,450,050
Wells Fargo & Co.	149,000	4,617,510
Willis Group Holdings PLC	88,000	3,047,440
		25,221,100
Health Care - 9.2%
Baxter International Inc.	55,500	2,809,410
Johnson & Johnson	135,000	8,349,750
Medtronic Inc.	107,000	3,968,630
Merck & Co. Inc.	222,000	8,000,880
Novartis AG, ADR	80,000	4,716,000
Pfizer Inc.	540,019	9,455,733
		37,300,403
Industrials - 5.3%
3M Co.	50,500	4,358,150
Honeywell International Inc.	43,000	2,285,880
Illinois Tool Works Inc.	87,000	4,645,800
Lockheed Martin Corp.	53,500	3,740,185
	Shares	Value (Note 2)
United Technologies Corp.	26,800	$ 2,109,696
Waste Management Inc.	117,400	4,328,538
		21,468,249
Information Technology - 6.8%
Automatic Data Processing Inc.	58,600	2,712,008
Broadridge Financial Solutions Inc.	146,000	3,201,780
Intel Corp.	346,000	7,276,380
International Business Machines Corp.	22,200	3,258,072
Linear Technology Corp.	66,000	2,282,940
Microsoft Corp.	201,000	5,611,920
Paychex Inc.	105,000	3,245,550
		27,588,650
Materials - 1.6%
Air Products & Chemicals Inc.	40,000	3,638,000
Nucor Corp.	65,000	2,848,300
		6,486,300
Telecommunication Services - 2.4%
AT&T Inc.	255,015	7,492,341
Vodafone Group PLC, ADR	82,000	2,167,260
		9,659,601
Utilities - 1.7%
Duke Energy Corp.	122,000	2,172,820
Exelon Corp.	60,000	2,498,400
FirstEnergy Corp.	67,000	2,480,340
		7,151,560
Total Common Stocks ( Cost $182,320,005 )		212,239,029
	Par Value
ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 599,648	610,849
CarMax Auto Owner Trust, Series 2007-2, Class B, 5.37%, 3/15/13	1,975,000	2,012,096
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	2,045,000	2,196,296
Total Asset Backed Securities ( Cost $4,636,595 )		4,819,241
CORPORATE NOTES AND BONDS - 18.7%
Consumer Discretionary - 1.6%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	2,000,000	2,527,632
DR Horton Inc., 5.25%, 2/15/15	515,000	509,850
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	1,850,000	1,917,094
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,724,000
		6,678,576

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Staples - 1.0%
Kraft Foods Inc., 6.5%, 11/1/31	$2,025,000	$ 2,252,503
PepsiCo Inc./NC, 4.65%, 2/15/13	620,000	667,620
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	1,310,000	1,338,059
		4,258,182
Energy - 1.3%
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,801,311
Hess Corp., 7.875%, 10/1/29	1,150,000	1,443,273
Transocean Inc., 6%, 3/15/18	750,000	787,719
Transocean Inc., 7.5%, 4/15/31	1,030,000	1,103,696
		5,135,999
Financials - 4.3%
American General Finance Corp., 5.85%, 6/1/13	1,115,000	1,011,862
HCP Inc., 6.7%, 1/30/18	1,450,000	1,555,672
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	1,735,000	174
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	2,400,000	2,572,790
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	2,400,000	2,580,329
Nissan Motor Acceptance Corp. (B) (C), 5.625%, 3/14/11	3,240,000	3,270,074
Simon Property Group L.P., 5.875%, 3/1/17	530,000	581,787
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,000,000	1,036,064
US Bank NA/Cincinnati OH, 6.3%, 2/4/14	2,000,000	2,231,264
Wells Fargo & Co., 5.25%, 10/23/12	1,450,000	1,554,513
Western Union Co./The, 5.93%, 10/1/16	935,000	1,046,766
		17,441,295
Food & Drug Retailers - 0.1%
New Albertsons Inc., 7.5%, 2/15/11	430,000	430,538
Health Care - 3.1%
Amgen Inc., 5.85%, 6/1/17	3,950,000	4,508,917
Eli Lilly & Co., 6.57%, 1/1/16	1,200,000	1,410,335
Genentech Inc., 5.25%, 7/15/35	740,000	750,228
Medco Health Solutions Inc., 7.25%, 8/15/13	1,550,000	1,760,580
Merck & Co. Inc., 5.75%, 11/15/36	1,320,000	1,452,490
Quest Diagnostics Inc./DE, 5.45%, 11/1/15	1,500,000	1,614,132
Wyeth, 6.5%, 2/1/34	1,100,000	1,285,879
		12,782,561
Industrials - 1.9%
Boeing Co./The, 8.625%, 11/15/31	350,000	475,006
Boeing Co./The, 6.875%, 10/15/43	620,000	733,756
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,726,005
EI du Pont de Nemours & Co., 5%, 1/15/13	103,000	110,629
	Par Value	Value (Note 2)
Lockheed Martin Corp., 7.65%, 5/1/16	$ 780,000	$ 949,343
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	988,731
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,254,775
Waste Management Inc., 7.125%, 12/15/17	1,150,000	1,348,710
		7,586,955
Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	960,000	1,095,469
Materials - 0.3%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,080,900
Telecommunication Services - 1.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	1,780,000	2,462,774
Rogers Communications Inc. (D), 6.25%, 6/15/13	1,315,000	1,461,837
		3,924,611
Utilities - 3.8%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,612,627
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,500,808
MidAmerican Energy Co., 5.65%, 7/15/12	4,000,000	4,273,828
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	1,816,019
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	536,865
Southern Power Co., Series B, 6.25%, 7/15/12	1,500,000	1,612,711
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	887,481
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	620,000	666,346
Westar Energy Inc., 6%, 7/1/14	2,400,000	2,672,088
		15,578,773
Total Corporate Notes and Bonds ( Cost $72,814,171 )		75,993,859
MORTGAGE BACKED SECURITIES - 11.4%
Fannie Mae - 9.7%
4%, 4/1/15 Pool # 255719	556,135	575,647
5.5%, 4/1/16 Pool # 745444	640,864	692,001
6%, 5/1/16 Pool # 582558	198,774	216,385
5%, 12/1/17 Pool # 672243	1,188,616	1,271,262
4.5%, 9/1/20 Pool # 835465	1,211,488	1,278,120
6%, 5/1/21 Pool # 253847	215,237	234,776
7%, 12/1/29 Pool # 762813	60,302	68,174
7%, 11/1/31 Pool # 607515	118,168	134,622
7%, 4/1/32 Pool # 641518	2,727	3,108
7%, 5/1/32 Pool # 644591	146,792	167,231
5.5%, 10/1/33 Pool # 254904	1,017,836	1,097,123
5.5%, 11/1/33 Pool # 555880	3,400,379	3,665,262
5%, 5/1/34 Pool # 780890	3,385,991	3,576,965
7%, 7/1/34 Pool # 792636	39,603	45,370

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae (continued)
5.5%, 8/1/34 Pool # 793647	$ 401,798	$ 434,604
5.5%, 3/1/35 Pool # 815976	2,142,850	2,306,230
5.5%, 7/1/35 Pool # 825283	1,029,037	1,107,335
5.5%, 8/1/35 Pool # 826872	433,088	465,838
5%, 9/1/35 Pool # 820347	1,077,171	1,149,369
5%, 9/1/35 Pool # 835699	1,026,802	1,095,625
5%, 10/1/35 Pool # 797669	1,276,464	1,357,234
5.5%, 10/1/35 Pool # 836912	1,068,302	1,148,850
5%, 12/1/35 Pool # 850561	1,083,639	1,144,081
5.5%, 12/1/35 Pool # 844583	2,479,328	2,667,201
5.5%, 2/1/36 Pool # 851330	454,079	488,791
5.5%, 9/1/36 Pool # 831820	1,985,932	2,161,733
6%, 9/1/36 Pool # 831741	912,243	1,002,019
5.5%, 10/1/36 Pool # 896340	443,955	477,012
5.5%, 10/1/36 Pool # 901723	1,799,143	1,929,173
5.5%, 12/1/36 Pool # 902853	1,880,090	2,025,958
5.5%, 12/1/36 Pool # 903059	1,754,028	1,901,626
5.5%, 12/1/36 Pool # 907512	1,589,499	1,707,855
5.5%, 12/1/36 Pool # 907635	1,900,084	2,057,360
		39,653,940
Freddie Mac - 1.6%
8%, 6/1/30 Pool # C01005	61,691	72,131
6.5%, 1/1/32 Pool # C62333	227,439	255,736
5%, 7/1/33 Pool # A11325	2,660,613	2,808,717
6%, 10/1/34 Pool # A28439	221,862	242,785
6%, 10/1/34 Pool # A28598	162,999	178,370
5%, 4/1/35 Pool # A32314	238,394	252,856
5%, 4/1/35 Pool # A32315	460,872	490,559
5%, 4/1/35 Pool # A32316	416,261	443,074
5%, 4/1/35 Pool # A32509	188,472	200,613
5%, 1/1/37 Pool # A56371	1,501,111	1,577,165
		6,522,006
Ginnie Mae – 0.0%
6.5%, 4/20/31 Pool # 3068	118,004	133,497
Total Mortgage Backed Securities ( Cost $42,918,598 )		46,309,443
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.2%
U.S. Treasury Bond - 1.0%
6.625%, 2/15/27	3,270,000	4,301,070
U.S. Treasury Notes - 12.2%
4.75%, 3/31/11	500,000	505,449
4.875%, 4/30/11	3,900,000	3,958,956
1%, 7/31/11	3,000,000	3,013,359
4.625%, 12/31/11	3,150,000	3,283,384
	Par Value	Value (Note 2)
1.375%, 2/15/12	$1,125,000	$ 1,137,656
4.625%, 2/29/12	3,400,000	3,566,413
1.375%, 5/15/12	1,312,000	1,329,425
4%, 11/15/12	2,500,000	2,661,522
3.625%, 5/15/13	1,980,000	2,116,743
3.125%, 8/31/13	1,175,000	1,246,509
4%, 2/15/14	4,810,000	5,239,894
4.25%, 8/15/14	4,965,000	5,477,016
2.375%, 9/30/14	1,400,000	1,450,093
2.5%, 3/31/15	795,000	822,889
4.5%, 2/15/16	3,550,000	3,975,169
4.25%, 11/15/17	5,100,000	5,622,352
2.75%, 2/15/19	1,300,000	1,283,242
3.375%, 11/15/19	1,000,000	1,020,859
2.625%, 11/15/20	1,900,000	1,792,234
		49,503,164
Total U.S. Government and Agency Obligations ( Cost $51,330,589 )		53,804,234
	Shares
INVESTMENT COMPANY - 2.8%
State Street Institutional U.S. Government Money Market Fund	11,588,883	11,588,883
Total Investment Company ( Cost $11,588,883 )		11,588,883
TOTAL INVESTMENTS - 99.4% ( Cost $365,608,841** )		404,754,689
NET OTHER ASSETS AND LIABILITIES - 0.6%		2,262,894
TOTAL NET ASSETS - 100.0%		$407,017,583

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $366,458,530.
(A)
Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements

Ultra Series Fund | December 31, 2010

Equity Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCK - 84.1%
Consumer Discretionary - 12.7%
American Eagle Outfitters Inc.	2,700	$ 39,501
Bed Bath & Beyond Inc.*	1,000	49,150
Best Buy Co. Inc.	1,500	51,435
Coach Inc.	800	44,248
Kohl’s Corp.*	1,000	54,340
TJX Cos. Inc.	1,000	44,390
		283,064
Energy - 10.8%
EOG Resources Inc.	600	54,846
Noble Corp.*	1,600	57,232
Petrohawk Energy Corp.*	2,300	41,975
Southwestern Energy Co.*	1,200	44,916
Weatherford International Ltd.*	1,800	41,040
		240,009
Financials - 18.5%
American Express Co.	1,400	60,088
Bank of New York Mellon Corp./The	1,500	45,300
Capital One Financial Corp.	1,400	59,584
Goldman Sachs Group Inc./The	300	50,448
IntercontinentalExchange Inc.*	500	59,575
Morgan Stanley	1,600	43,536
State Street Corp.	1,000	46,340
Wells Fargo & Co.	1,500	46,485
		411,356
Health Care - 18.1%
Celgene Corp.*	1,000	59,140
Community Health Systems Inc.*	1,200	44,844
Gilead Sciences Inc.*	1,500	54,360
Merck & Co.. Inc.c.	1,500	54,060
Mylan Inc./PA*	1,900	40,147
St Jude Medical Inc.*	1,000	42,750
Teva Pharmaceutical Industries Ltd.	1,000	52,130
UnitedHealth Group Inc.	1,500	54,165
		401,596
Industrials - 2.1%
Jacobs Engineering Group Inc.*	1,000	45,850
	Shares	Value (Note 2)
Information Technology - 21.9%
Adobe Systems Inc.*	1,800	$ 55,404
Cisco Systems Inc.*	3,500	70,805
eBay Inc.*	2,200	61,226
Google Inc., Class A*	100	59,397
Hewlett-Packard Co.	1,200	50,520
Intel Corp.	1,900	39,957
Varian Semiconductor Equipment Associates Inc.*	800	29,576
Visa Inc., Class A	1,000	70,380
Yahoo! Inc.*	3,000	49,890
		487,155
Total Common Stock (Cost $1,764,607)		1,869,030
INVESTMENT COMPANIES - 4.3%
iPATH S&P 500 VIX Short-Term Futures ETN*	1,500	56,385
Powershares QQQ Nasdaq 100	700	38,129
Total Investment Companies (Cost $92,149)		94,514
Repurchase Agreement - 21.0%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $475,509 in Freddie Mac Pool #E99143 due 9/1/18. Proceeds at maturity are $466,030 (Cost $466,030)		466,030

TOTAL INVESTMENTS - 109.4% (Cost $2,322,785**)		2,429,574
NET OTHER ASSETS AND LIABILITIES - (4.0%)		(88,385)
Total Call Options Written - (5.4%)		(119,851)
TOTAL ASSETS - 100.0%		$2,221,338

*	Non-income producing
**	Aggregate cost for Federal tax purposes was $2,323,102.
ETN	Exchange Traded Note

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Equity Income Fund Portfolio of Investments
Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	10	April 2011	32.00	$ 1,735
Adobe Systems Inc.	8	April 2011	34.00	836
American Eagle Outfitters Inc.	27	May 2011	15.50	2,565
American Express Co.	14	April 2011	44.00	2,954
Bank of New York Mellon Corp./The	15	March 2011	29.00	3,217
Bed Bath & Beyond Inc.	10	January 2011	45.00	4,300
Best Buy Co. Inc.	15	June 2011	36.00	3,300
Capital One Financial Corp.	14	March 2011	43.00	3,374
Celgene Corp.	7	January 2011	62.50	329
Coach Inc.	8	January 2011	40.00	12,280
Community Health Systems Inc.	12	January 2011	33.00	5,580
eBay Inc.	22	April 2011	29.00	2,937
EOG Resources Inc.	4	January 2011	100.00	74
Gilead Sciences Inc.	10	May 2011	40.00	1,195
Goldman Sachs Group Inc./The	2	April 2011	170.00	1,720
Goldman Sachs Group Inc./The	1	January 2011	160.00	968
Google Inc.	1	January 2011	530.00	6,625
Hewlett-Packard Co.	7	February 2011	44.00	486
Intel Corp.	19	April 2011	20.00	3,078
IntercontinentalExchange Inc.	5	January 2011	110.00	4,900
iPATH S&P 500 VIX Short-Term Futures ETN	15	February 2011	40.00	3,675
Jacobs Engineering Group Inc.	10	January 2011	41.00	4,950
Kohl’s Corp.	6	February 2011	55.00	930
Kohl’s Corp.	4	January 2011	55.00	330
Merck & Co.. Inc.	15	April 2011	37.00	1,605
Morgan Stanley	16	April 2011	27.00	2,992
Mylan Inc./PA	19	April 2011	21.00	2,574
Noble Corp.	12	March 2011	40.00	666
Petrohawk Energy Corp.	23	March 2011	19.00	2,599
Powershares QQQ Nasdaq 100	7	January 2011	50.00	3,210
Southwestern Energy Co.	12	March 2011	39.00	1,860
St Jude Medical Inc.	10	April 2011	40.00	4,000
State Street Corp.	10	January 2011	40.00	6,550
TJX Cos. Inc.	10	April 2011	46.00	1,400
UnitedHealth Group Inc.	10	March 2011	37.00	1,435
UnitedHealth Group Inc.	5	January 2011	35.00	808
Varian Semiconductor Equipment Associates Inc.	8	January 2011	35.00	1,980
Visa Inc.	4	June 2011	75.00	1,560
Visa Inc.	6	January 2011	75.00	189
Weatherford International Ltd.	18	January 2011	17.50	9,585
Wells Fargo & Co.	15	January 2011	30.00	2,370
Yahoo! Inc.	30	February 2011	17.00	2,130
TOTAL CALL OPTIONS WRITTEN (Premiums received $84,813)				$119,851

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Large Cap Value Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 98.3%
Consumer Discretionary - 6.0%
Lowe’s Cos. Inc.	265,000	$ 6,646,200
Omnicom Group Inc.	200,000	9,160,000
Time Warner Inc.	165,000	5,308,050
TJX Cos. Inc.	120,000	5,326,800
Viacom Inc.	135,000	5,347,350
		31,788,400
Consumer Staples - 10.2%
Avon Products Inc.	180,000	5,230,800
Diageo PLC, ADR	57,000	4,236,810
Kraft Foods Inc., Class A	388,000	12,225,880
PepsiCo Inc./NC	195,000	12,739,350
Philip Morris International Inc.	100,000	5,853,000
Procter & Gamble Co./The	140,000	9,006,200
Sysco Corp.	170,000	4,998,000
		54,290,040
Energy - 15.6%
Chevron Corp.	195,046	17,797,948
ConocoPhillips	170,000	11,577,000
Marathon Oil Corp.	307,000	11,368,210
Noble Corp.	330,000	11,804,100
Occidental Petroleum Corp.	180,000	17,658,000
Southwestern Energy Co. *	328,000	12,277,040
		82,482,298
Financials - 19.7%
American Express Co.	193,000	8,283,560
Arch Capital Group Ltd. *	100,000	8,805,000
Bank of New York Mellon Corp./The	530,000	16,006,000
JPMorgan Chase & Co.	343,088	14,553,793
NYSE Euronext	185,000	5,546,300
Travelers Cos. Inc./The	173,500	9,665,685
US Bancorp	645,000	17,395,650
Wells Fargo & Co.	560,000	17,354,400
Willis Group Holdings PLC	205,000	7,099,150
		104,709,538
Health Care - 14.8%
Baxter International Inc.	120,000	6,074,400
Johnson & Johnson	320,000	19,792,000
Medtronic Inc.	265,000	9,828,850
Merck & Co. Inc.	448,500	16,163,940
Novartis AG, ADR	94,000	5,541,300
Pfizer Inc.	1,210,000	21,187,100
		78,587,590
	Shares	Value (Note 2)
Industrials - 9.5%
3M Co.	97,500	$ 8,414,250
General Electric Co.	318,000	5,816,220
Illinois Tool Works Inc.	195,000	10,413,000
Lockheed Martin Corp.	141,000	9,857,310
United Technologies Corp.	68,000	5,352,960
Waste Management Inc.	284,000	10,471,080
		50,324,820
Information Technology - 13.1%
Broadridge Financial Solutions Inc.	270,000	5,921,100
Cisco Systems Inc. *	535,000	10,823,050
Intel Corp.	850,000	17,875,500
International Business Machines Corp.	89,600	13,149,696
Microsoft Corp.	497,000	13,876,240
Western Union Co./The	420,000	7,799,400
		69,444,986
Materials - 2.9%
Air Products & Chemicals Inc.	93,000	8,458,350
Nucor Corp.	160,000	7,011,200
		15,469,550
Telecommunication Services - 3.4%
AT&T Inc.	439,987	12,926,818
Vodafone Group PLC, ADR	187,000	4,942,410
		17,869,228
Utilities - 3.1%
Exelon Corp.	265,000	11,034,600
NextEra Energy Inc.	100,000	5,199,000
		16,233,600
Total Common Stocks ( Cost $458,238,853 )		521,200,050
INVESTMENT COMPANY - 1.5%
State Street Institutional U.S. Government Money Market Fund	8,194,094	8,194,094
Total Investment Company ( Cost $8,194,094 )		8,194,094
TOTAL INVESTMENTS - 99.8% ( Cost $466,432,947** )		529,394,144
NET OTHER ASSETS AND LIABILITIES - 0.2%		853,773
TOTAL NET ASSETS - 100.0%		$530,247,917

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $466,869,448.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Large Cap Growth Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 95.7%
Consumer Discretionary - 8.7%
Amazon.com Inc. *	53,160	$ 9,568,800
Lamar Advertising Co., Class A *	114,515	4,562,278
McDonald’s Corp.	48,660	3,735,142
Omnicom Group Inc.	167,367	7,665,409
Starbucks Corp.	138,610	4,453,539
Vitamin Shoppe Inc. *	65,080	2,189,291
Yum! Brands Inc.	44,369	2,176,299
		34,350,758
Consumer Staples - 8.1%
Coca-Cola Co./The	220,335	14,491,433
Diageo PLC, ADR	51,520	3,829,481
PepsiCo Inc./NC	213,030	13,917,250
		32,238,164
Energy - 18.2%
Apache Corp.	33,300	3,970,359
Exxon Mobil Corp.	282,010	20,620,571
Occidental Petroleum Corp.	172,390	16,911,459
Petrohawk Energy Corp. *	453,100	8,269,075
Schlumberger Ltd.	93,150	7,778,025
Southwestern Energy Co. *	129,590	4,850,554
Weatherford International Ltd. *	415,540	9,474,312
		71,874,355
Financials - 7.0%
Axis Capital Holdings Ltd.	169,257	6,072,941
Green Dot Corp., Class A *	35,330	2,004,624
IntercontinentalExchange Inc. *	35,150	4,188,123
T Rowe Price Group Inc.	236,116	15,238,927
		27,504,615
Health Care - 8.9%
Allergan Inc./United States	97,695	6,708,715
Celgene Corp. *	288,455	17,059,229
HMS Holdings Corp. *	59,836	3,875,578
Johnson & Johnson	62,815	3,885,108
UnitedHealth Group Inc.	105,720	3,817,549
		35,346,179
Industrials - 8.9%
3M Co.	44,625	3,851,138
Boeing Co./The	57,180	3,731,567
Deere & Co.	68,310	5,673,145
Emerson Electric Co.	168,915	9,656,871
Illinois Tool Works Inc.	151,775	8,104,785
Roper Industries Inc.	54,540	4,168,492
		35,185,998
	Shares	Value (Note 2)
Information Technology - 33.7%
Communications Equipment - 6.1%
Cisco Systems Inc. *	763,400	$ 15,443,582
QUALCOMM Inc.	179,390	8,878,011
		24,321,593
Computers & Peripherals - 5.5%
Apple Inc. *	67,790	21,866,342
Electronic Equipment, Instruments & Components - 1.1%
FLIR Systems Inc. *	142,585	4,241,904
Internet Software & Services - 7.5%
eBay Inc. *	159,770	4,446,399
Google Inc., Class A *	42,755	25,395,187
		29,841,586
IT Services - 6.2%
International Business Machines Corp.	77,534	11,378,890
Visa Inc., Class A	184,810	13,006,928
		24,385,818
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.	406,385	8,546,276
Varian Semiconductor Equipment Associates Inc. *	118,213	4,370,335
		12,916,611
Software - 4.0%
BMC Software Inc. *	96,095	4,529,918
Microsoft Corp.	318,230	8,884,982
Salesforce.com Inc. *	17,510	2,311,320
		15,726,220
Materials - 2.2%
Ecolab Inc.	172,005	8,672,492
Total Common Stocks ( Cost $294,555,017 )		378,472,635
INVESTMENT COMPANY - 4.1%
State Street Institutional U.S. Government Money Market Fund	16,066,626	16,066,626
Total Investment Company ( Cost $16,066,626 )		16,066,626
TOTAL INVESTMENTS - 99.8% ( Cost $310,621,643** )		394,539,261
NET OTHER ASSETS AND LIABILITIES - 0.2%		907,182
TOTAL NET ASSETS - 100.0%		$395,446,443

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $313,016,067.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Mid Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 95.6%
Consumer Discretionary - 14.3%
Bed Bath & Beyond Inc. *	170,288	$ 8,369,655
CarMax Inc. *	209,128	6,667,001
Lamar Advertising Co., Class A *	205,425	8,184,132
Lumber Liquidators Holdings Inc. *	221,393	5,514,899
Omnicom Group Inc.	191,910	8,789,478
Sears Holdings Corp. *	81,928	6,042,190
TJX Cos. Inc.	171,420	7,609,334
Yum! Brands Inc.	117,377	5,757,342
		56,934,031
Consumer Staples - 3.5%
Brown-Forman Corp., Class B	95,671	6,660,615
McCormick & Co. Inc./MD	154,193	7,174,600
		13,835,215
Energy - 8.9%
Contango Oil & Gas Co. *	109,202	6,326,072
Ensco PLC, ADR	171,640	9,162,143
EOG Resources Inc.	72,646	6,640,571
Noble Corp.	193,560	6,923,641
Southwestern Energy Co. *	170,287	6,373,843
		35,426,270
Financials - 22.1%
Arch Capital Group Ltd. *	94,360	8,308,398
Brookfield Asset Management Inc., Class A	354,955	11,816,452
Brookfield Properties Corp.	434,225	7,611,964
Brown & Brown Inc.	347,331	8,315,104
IntercontinentalExchange Inc. *	67,294	8,018,080
Leucadia National Corp.	312,194	9,109,821
Markel Corp. *	21,083	7,972,115
RLI Corp.	115,587	6,076,409
SEI Investments Co.	305,434	7,266,275
T Rowe Price Group Inc.	110,010	7,100,045
WR Berkley Corp.	230,835	6,320,262
		87,914,925
Health Care - 13.0%
Covance Inc. *	143,814	7,393,478
CR Bard Inc.	81,430	7,472,831
DENTSPLY International Inc.	295,142	10,085,002
IDEXX Laboratories Inc. *	111,650	7,728,413
Laboratory Corp. of America Holdings *	114,852	10,097,788
Techne Corp.	136,500	8,963,955
		51,741,467
	Shares	Value (Note 2)
Industrials - 13.6%
Copart Inc. *	295,411	$ 11,033,601
IDEX Corp.	237,860	9,305,083
Jacobs Engineering Group Inc. *	148,760	6,820,646
Knight Transportation Inc.	291,920	5,546,480
Ritchie Bros Auctioneers Inc.	313,478	7,225,668
Wabtec Corp./DE	120,989	6,399,108
Waste Management Inc.	209,483	7,723,638
		54,054,224
Information Technology - 12.0%
Adobe Systems Inc. *	172,990	5,324,632
Amphenol Corp., Class A	115,610	6,101,896
Blackboard Inc. *	105,415	4,353,640
Broadridge Financial Solutions Inc.	366,584	8,039,187
Factset Research Systems Inc.	74,708	7,004,622
FLIR Systems Inc. *	310,705	9,243,474
Western Union Co./The	416,260	7,729,948
		47,797,399
Materials - 5.8%
Ecolab Inc.	139,425	7,029,809
iShares COMEX Gold Trust, ETF *	651,145	9,050,915
Valspar Corp.	200,021	6,896,724
		22,977,448
Telecommunication Service - 2.2%
Crown Castle International Corp. *	202,722	8,885,305
Total Common Stocks ( Cost $320,089,441 )		379,566,284
INVESTMENT COMPANY - 4.4%
State Street Institutional U.S. Government Money Market Fund	17,571,772	17,571,772
Total Investment Company ( Cost $17,571,772 )		17,571,772
TOTAL INVESTMENTS - 100.0% ( Cost $337,661,213** )		397,138,056
NET OTHER ASSETS AND LIABILITIES – 0.0%		31,540
TOTAL NET ASSETS - 100.0%		$397,169,596

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $337,780,348.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Small Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 95.7%
Consumer Discretionary - 16.8%
Arbitron Inc.	7,740	$ 321,365
Bally Technologies Inc. *	2,770	116,866
Cato Corp./The, Class A	10,540	288,901
CEC Entertainment Inc. *	3,820	148,331
Choice Hotels International Inc.	3,820	146,191
Dress Barn Inc./The *	6,060	160,105
Helen of Troy Ltd. *	8,110	241,191
Hibbett Sports Inc. *	2,100	77,490
Matthews International Corp., Class A	4,440	155,311
Sonic Corp. *	14,440	146,133
Stage Stores Inc.	17,610	305,358
Tempur-Pedic International Inc. *	2,360	94,542
		2,201,784
Consumer Staples - 3.3%
Casey’s General Stores Inc.	2,580	109,676
Herbalife Ltd.	2,610	178,445
Snyders-Lance Inc.	6,370	149,313
		437,434
Energy - 4.4%
Bristow Group Inc. *	2,700	127,845
Penn Virginia Corp.	7,670	129,009
SEACOR Holdings Inc. *	1,800	181,962
SM Energy Co.	2,320	136,718
		575,534
Financials - 23.2%
Alleghany Corp. *	305	93,443
American Campus Communities Inc., REIT	3,820	121,323
AMERISAFE Inc. *	5,670	99,225
Ares Capital Corp.	14,863	244,942
Assured Guaranty Ltd.	7,400	130,980
Delphi Financial Group Inc., Class A	9,270	267,347
DiamondRock Hospitality Co., REIT *	9,529	114,348
Education Realty Trust Inc., REIT	15,410	119,736
First Busey Corp.	20,007	94,033
First Midwest Bancorp Inc./IL	15,530	178,906
Hancock Holding Co.	1,900	66,234
International Bancshares Corp.	8,150	163,244
Mack-Cali Realty Corp., REIT	2,200	72,732
MB Financial Inc.	7,130	123,492
NewAlliance Bancshares Inc.	8,170	122,387
Northwest Bancshares Inc.	17,380	204,389
Platinum Underwriters Holdings Ltd.	4,860	218,554
Reinsurance Group of America Inc.	4,140	222,359
Validus Holdings Ltd.	2,550	78,055
Webster Financial Corp.	11,580	228,126
	Shares	Value (Note 2)
Westamerica Bancorporation	1,270	$ 70,447
		3,034,302
Health Care - 7.8%
Amsurg Corp. *	7,690	161,105
Charles River Laboratories International Inc. *	5,800	206,132
Corvel Corp. *	3,130	151,336
Haemonetics Corp. *	900	56,862
ICON PLC, ADR *	11,830	259,077
ICU Medical Inc. *	5,070	185,055
		1,019,567
Industrials - 22.8%
ACCO Brands Corp. *	20,840	177,557
Acuity Brands Inc.	2,110	121,684
Albany International Corp., Class A	9,850	233,346
Belden Inc.	11,930	439,263
Carlisle Cos. Inc.	10,350	411,309
ESCO Technologies Inc.	4,190	158,550
G&K Services Inc., Class A	800	24,728
GATX Corp.	5,670	200,038
Genesee & Wyoming Inc., Class A *	5,100	270,045
Kirby Corp. *	4,630	203,951
Mueller Industries Inc.	6,600	215,820
Standard Parking Corp. *	5,890	111,262
Sterling Construction Co. Inc. *	3,590	46,814
Unifirst Corp./MA	1,270	69,913
United Stationers Inc. *	4,630	295,440
		2,979,720
Information Technology - 7.7%
Coherent Inc. *	1,870	84,412
Diebold Inc.	5,670	181,723
Electronics for Imaging Inc. *	6,165	88,221
MAXIMUS Inc.	3,240	212,479
MTS Systems Corp.	3,130	117,250
NAM TAI Electronics Inc. *	5,510	35,264
Websense Inc. *	6,800	137,700
Zebra Technologies Corp., Class A *	4,100	155,759
		1,012,808
Materials - 4.7%
Aptargroup Inc.	3,820	181,718
Deltic Timber Corp.	2,780	156,625
Kraton Performance Polymers Inc. *	800	24,760
Zep Inc.	12,840	255,259
		618,362
Utilities - 5.0%
Atmos Energy Corp.	4,050	126,360
New Jersey Resources Corp.	2,370	102,171
Unisource Energy Corp.	5,440	194,970

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Small Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS (continued)
Utilities (continued)
Westar Energy Inc.	5,390	$ 135,612
WGL Holdings Inc.	2,660	95,148
		654,261
Total Common Stocks ( Cost $9,994,656 )		12,533,772
INVESTMENT COMPANY - 3.9%
State Street Institutional U.S. Government Money Market Fund	508,051	508,051
Total Investment Company ( Cost $508,051 )		508,051
TOTAL INVESTMENTS - 99.6% ( Cost $10,502,707** )		13,041,823
NET OTHER ASSETS AND LIABILITIES - 0.4%		55,234
TOTAL NET ASSETS - 100.0%		$ 13,097,057

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $10,579,600.
ADR	American Depository Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

International Stock Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 98.3%
Australia - 2.2%
QBE Insurance Group Ltd.	48,800	$ 905,915
Telstra Corp. Ltd.	491,000	1,401,124
		2,307,039
Belgium - 2.2%
Anheuser-Busch InBev N.V.	39,900	2,282,026
Brazil - 2.8%
Banco do Brasil S.A.	87,870	1,663,178
Cielo S.A.	161,000	1,304,488
		2,967,666
Canada - 1.8%
Potash Corp. of Saskatchewan Inc.	6,200	963,080
Rogers Communications Inc.	25,300	880,398
		1,843,478
China - 1.5%
Industrial & Commercial Bank of China	1,275,700	946,993
Weichai Power Co. Ltd.	108,000	667,636
		1,614,629
Denmark - 1.3%
Novo Nordisk A/S, B Shares	11,800	1,330,608
Finland - 0.9%
Sampo OYJ	36,000	964,541
France - 10.4%
BNP Paribas	27,145	1,726,998
Danone	26,100	1,639,937
Sanofi-Aventis S.A.	40,312	2,577,628
Technip S.A.	16,800	1,551,284
Total S.A.	29,587	1,567,646
Valeo S.A. *	33,300	1,889,641
		10,953,134
Germany - 4.5%
Bayerische Motoren Werke AG	16,600	1,305,445
SAP AG	20,600	1,048,808
Siemens AG	19,319	2,393,141
		4,747,394
Hong Kong - 1.2%
AIA Group Ltd. *	85,000	238,942
Kerry Properties Ltd.	196,500	1,018,803
		1,257,745
Israel - 0.9%
Teva Pharmaceutical Industries Ltd., ADR	18,800	980,044
Italy - 1.1%
Atlantia SpA	56,060	1,143,921
	Shares	Value (Note 2)
Japan - 19.8%
Asics Corp.	42,990	$ 552,797
Benesse Holdings Inc.	19,100	879,837
Canon Inc.	45,400	2,354,157
Daito Trust Construction Co. Ltd.	32,910	2,253,721
Don Quijote Co. Ltd.	24,500	746,256
eAccess Ltd.	1,215	734,776
Honda Motor Co. Ltd.	48,400	1,916,566
Hoya Corp.	59,800	1,452,464
JS Group Corp.	43,400	955,238
Keyence Corp.	3,555	1,029,851
Mitsubishi Corp.	40,500	1,096,428
Mitsubishi Estate Co. Ltd.	71,000	1,316,985
Nidec Corp.	11,600	1,173,002
Sumitomo Mitsui Financial Group Inc.	44,400	1,581,535
Yahoo! Japan Corp.	4,164	1,615,544
Yamada Denki Co. Ltd.	17,510	1,194,795
		20,853,952
Mexico - 0.9%
Grupo Televisa S.A., ADR *	35,500	920,515
Netherlands - 2.6%
ING Groep N.V. *	154,570	1,503,698
TNT N.V.	47,745	1,260,082
		2,763,780
Norway - 0.9%
Aker Solutions ASA	58,280	991,301
Russia - 1.0%
Sberbank of Russia	293,700	1,000,636
Singapore - 0.9%
Singapore Telecommunications Ltd.	403,300	958,947
South Korea - 2.3%
Hyundai Mobis *	4,800	1,203,278
Samsung Electronics Co. Ltd., GDR (A)	2,890	1,219,291
		2,422,569
Spain - 1.1%
Amadeus IT Holding S.A. *	57,700	1,208,999
Sweden - 0.9%
Assa Abloy AB	35,200	991,785
Switzerland - 7.1%
Julius Baer Group Ltd.	23,500	1,100,856
Nestle S.A.	31,350	1,835,735
Novartis AG	49,497	2,908,941
UBS AG *	100,610	1,651,726
		7,497,258

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

International Stock Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS (continued)
Turkey - 0.9%
Turkiye Garanti Bankasi AS, ADR	175,800	$ 905,370
United Kingdom - 29.1%
AMEC PLC	34,800	623,952
BAE Systems PLC	140,173	721,194
BG Group PLC	55,600	1,123,449
BHP Billiton PLC	52,700	2,096,017
British American Tobacco PLC	39,231	1,506,800
GlaxoSmithKline PLC	103,000	1,991,282
HSBC Holdings PLC	227,400	2,308,404
Informa PLC	225,853	1,434,918
International Power PLC	195,300	1,332,457
Lloyds Banking Group PLC *	1,466,838	1,502,524
Prudential PLC	232,000	2,416,230
Royal Dutch Shell PLC	69,400	2,313,889
Standard Chartered PLC	63,550	1,709,638
Tullow Oil PLC	53,600	1,053,789
Unilever PLC	72,600	2,221,932
Vodafone Group PLC	422,599	1,092,413
WM Morrison Supermarkets PLC	312,800	1,305,048
WPP PLC	112,600	1,386,003
Xstrata PLC	105,300	2,471,627
		30,611,566
Total Common Stocks ( Cost $86,048,400 )		103,518,903
INVESTMENT COMPANY - 1.5%
United States - 1.5%
State Street Institutional U.S. Government Money Market Fund	1,607,953	1,607,953
Total Investment Company ( Cost $1,607,953 )		1,607,953
TOTAL INVESTMENTS - 99.8% ( Cost $87,656,353** )		105,126,856
NET OTHER ASSETS AND LIABILITIES - 0.2%		177,385
TOTAL NET ASSETS - 100.0%		$105,304,241

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $89,317,517.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION: Sector Concentration	% of Net Assets
Consumer Discretionary	13%
Consumer Staples	10%
Energy	9%
Financials	26%
Health Care	9%
Industrials	10%
Information Technology	11%
Materials	5%
Money Market Funds	2%
Telecommunication Services	4%
Utilities	1%
Net Other Assets and Liabilities	0%
100%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Target Retirement 2020 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.0%
Bond Funds - 35.2%
Franklin Floating Rate Daily Access Fund Advisor Class	134,071	$ 1,229,434
MEMBERS Bond Fund Class Y (A)	100,475	1,026,853
MEMBERS High Income Fund Class Y (A)	311,509	2,174,331
PIMCO Investment Grade Corporate Bond Fund Institutional Class	254,223	2,664,260
PIMCO Total Return Fund Institutional Class	243,810	2,645,334
		9,740,212
Foreign Bond Funds - 6.7%
Templeton Global Bond Fund Advisor Class	135,849	1,842,117
Foreign Stock Funds - 7.8%
Matthews Asian Growth and Income Fund Institutional Shares	48,451	874,048
MEMBERS International Stock Fund Class Y (A)	121,433	1,284,766
		2,158,814
Money Market Funds - 1.7%
State Street Institutional U.S. Government Money Market Fund	460,532	460,532
	Shares	Value (Note 2)
Stock Funds - 47.6%
Calamos Growth and Income Fund Class I	27,667	$ 849,368
Hussman Strategic Growth Fund	105,972	1,302,398
iShares S&P 100 Index Fund ETF	11,396	645,811
Madison Mosaic Disciplined Equity Fund (A)	192,131	2,436,223
MEMBERS Equity Income Fund Class Y (A)	68,516	696,809
MEMBERS Large Cap Growth Fund Class Y (A)	123,349	1,972,348
MEMBERS Large Cap Value Fund Class Y (A)	159,911	1,912,540
MEMBERS Small Cap Fund Class Y (A)	98,390	1,084,255
T Rowe Price New Era Fund	15,875	828,052
Yacktman Fund/The	87,654	1,449,798
		13,177,602
TOTAL INVESTMENTS - 99.0% ( Cost $25,490,648** )		27,379,277
NET OTHER ASSETS AND LIABILITIES - 1.0%		268,508
TOTAL NET ASSETS - 100.0%		$ 27,647,785

**	Aggregate cost for Federal tax purposes was $25,850,195.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Target Retirement 2030 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.0%
Bond Funds - 26.1%
Franklin Floating Rate Daily Access Fund Advisor Class	99,609	$ 913,411
MEMBERS Bond Fund Class Y (A)	92,351	943,829
MEMBERS High Income Fund Class Y (A)	324,161	2,262,643
PIMCO Investment Grade Corporate Bond Fund Institutional Class	201,940	2,116,333
PIMCO Total Return Fund Institutional Class	176,726	1,917,472
		8,153,688
Foreign Bond Funds - 5.8%
Templeton Global Bond Fund Advisor Class	133,212	1,806,362
Foreign Stock Funds - 11.0%
Matthews Asian Growth and Income Fund Institutional Shares	72,316	1,304,585
MEMBERS International Stock Fund Class Y (A)	159,464	1,687,131
Vanguard Emerging Markets ETF	9,444	454,729
		3,446,445
Money Market Funds - 1.6%
State Street Institutional U.S. Government Money Market Fund	508,816	508,816
	Shares	Value (Note 2)
Stock Funds - 54.5%
Calamos Growth and Income Fund Class I	31,442	$ 965,271
Hussman Strategic Growth Fund	119,813	1,472,503
iShares S&P 100 Index Fund ETF	26,127	1,480,617
Madison Mosaic Disciplined Equity Fund (A)	243,730	3,090,492
MEMBERS Equity Income Fund Class Y (A)	69,522	707,042
MEMBERS Large Cap Growth Fund Class Y (A)	150,735	2,410,247
MEMBERS Large Cap Value Fund Class Y (A)	187,731	2,245,263
MEMBERS Small Cap Fund Class Y (A)	127,640	1,406,590
T Rowe Price New Era Fund	25,883	1,350,049
Yacktman Fund/The	115,874	1,916,557
		17,044,631
TOTAL INVESTMENTS - 99.0% ( Cost $28,664,348** )		30,959,942
NET OTHER ASSETS AND LIABILITIES - 1.0%		318,901
TOTAL NET ASSETS - 100.0%		$ 31,278,843

**	Aggregate cost for Federal tax purposes was $28,899,749.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Target Retirement 2040 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 98.8%
Bond Funds - 16.5%
Franklin Floating Rate Daily Access Fund Advisor Class	51,966	$ 476,532
MEMBERS Bond Fund Class Y (A)	26,774	273,632
MEMBERS High Income Fund Class Y (A)	243,274	1,698,050
PIMCO Investment Grade Corporate Bond Fund Institutional Class	101,617	1,064,948
PIMCO Total Return Fund Institutional Class	74,301	806,168
		4,319,330
Foreign Bond Funds - 4.8%
Templeton Global Bond Fund Advisor Class	91,661	1,242,918
Foreign Stock Funds - 12.6%
Matthews Asian Growth and Income Fund Institutional Shares	62,537	1,128,163
MEMBERS International Stock Fund Class Y (A)	153,236	1,621,232
Vanguard Emerging Markets ETF	11,542	555,747
		3,305,142
Money Market Funds - 1.5%
State Street Institutional U.S. Government Money Market Fund	394,286	394,286
	Shares	Value (Note 2)
Stock Funds - 63.4%
Calamos Growth and Income Fund Class I	41,800	$ 1,283,273
Hussman Strategic Growth Fund	99,683	1,225,098
iShares S&P 100 Index Fund ETF	37,221	2,109,314
Madison Mosaic Disciplined Equity Fund (A)	224,178	2,842,576
MEMBERS Equity Income Fund Class Y (A)	66,526	676,574
MEMBERS Large Cap Growth Fund Class Y (A)	115,944	1,853,944
MEMBERS Large Cap Value Fund Class Y (A)	146,305	1,749,804
MEMBERS Small Cap Fund Class Y (A)	120,340	1,326,145
T Rowe Price New Era Fund	27,287	1,423,272
Yacktman Fund/The	125,310	2,072,625
		16,562,625
TOTAL INVESTMENTS - 98.8% ( Cost $23,612,377** )		25,824,301
NET OTHER ASSETS AND LIABILITIES - 1.2%		322,452
TOTAL NET ASSETS - 100.0%		$ 26,146,753

**	Aggregate cost for Federal tax purposes was $23,787,535.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Assets and Liabilities as of December 31, 2010

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 83,357,892	$123,240,026	$ 39,805,042	$ 70,259,530
Affiliated issuers1	137,102,750	232,766,892	72,911,643	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(1,046,927)	2,289,478	2,512,226	–
Affiliated issuers1	10,118,367	22,192,646	11,023,803	–
Total investments at value	229,532,082	380,489,042	126,252,714	70,259,530
Receivables:
Fund shares sold	165,197	505,254	217,974	–
Dividends and interest	1,465,922	3,391,942	1,262,175	197
Due from Adviser	–	–	–	20,326
Total assets	231,163,201	384,386,238	127,732,863	70,280,053
Liabilities:
Payables:
Fund shares repurchased	9,323	5,854	–	29,426
Auditor fees	4,100	9,800	4,100	5,400
Management fees	58,219	96,093	32,107	27,787
Distribution fees – Class II	7,342	6,167	298	103
Compliance expense	2,182	8,298	2,354	6,283
Total liabilities	81,166	126,212	38,859	68,999
Net assets applicable to outstanding capital stock	$231,082,035	$384,260,026	$127,694,004	$ 70,211,054
Net assets consist of:
Paid-in capital	$230,702,772	$415,201,387	$136,368,477	$ 70,211,054
Accumulated undistributed net investment gain	200,401	242,947	45,988	–
Accumulated net realized loss on investments sold and foreign currency related transactions	(8,892,578)	(55,666,432)	(22,256,490)	–
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	9,071,440	24,482,124	13,536,029	–
Net Assets	$231,082,035	$384,260,026	$127,694,004	$ 70,211,054
Class I Shares:
Net Assets	$195,656,651	$352,544,833	$126,269,621	$ 69,633,641
Shares of beneficial interest outstanding	19,551,697	37,162,935	13,908,898	69,633,641
Net Asset Value and redemption price per share	$10.01	$9.49	$9.08	$1.00
Class II Shares:
Net Assets	$ 35,425,384	$ 31,715,193	$ 1,424,383	$ 577,413
Shares of beneficial interest outstanding	3,542,345	3,345,851	157,069	577,413
Net Asset Value and redemption price per share	$10.00	$9.48	$9.07	$1.00

1	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Assets and Liabilities as of December 31, 2010

	Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$439,747,364	$ 92,898,462	$365,608,841	$ 2,322,785
Affiliated issuers1	–	–	–	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	21,719,611	5,745,588	39,145,848	106,789
Affiliated issuers1	–	–	–	–
Total investments at value	461,466,975	98,644,050	404,754,689	2,429,574
Cash	–	–	–	940
Foreign currency (cost of $10,661) (Note 2)	–	–	–	–
Receivables:
Investments sold	–	–	–	15,309
Fund shares sold	157,965	39,118	81,265	–
Dividends and interest	3,892,764	1,721,068	2,479,482	734
Due from Adviser	–	–	–	–
Other assets	–	–	–	–
Total assets	465,517,704	100,404,236	407,315,436	2,446,557
Liabilities:
Payables:
Investments purchased	–	484,562	–	105,369
Fund shares repurchased	1,326	9,067	11,938	–
Audit fees	17,700	3,600	17,300	–
Management fees	217,928	63,077	239,545	–
Distribution fees – Class II	7,144	846	4,456	–
Compliance expense	24,780	4,983	24,614	–
Options written, at value (premiums received of $84,813)	–	–	–	119,851
Total liabilities	268,878	566,135	297,853	225,220
Net assets applicable to outstanding capital stock	$465,248,826	$ 99,838,101	$407,017,583	$ 2,221,337
Net assets consist of:
Paid-in capital	$457,273,227	$107,077,149	$416,516,667	$ 2,140,446
Accumulated undistributed net investment income (loss)	342,572	93,670	282,108	–
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(14,086,584)	(13,078,306)	(48,927,040)	9,140
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	21,719,611	5,745,588	39,145,848	71,751
Net Assets	$465,248,826	$ 99,838,101	$407,017,583	$ 2,221,337
Class I Shares:
Net Assets	$429,499,343	$ 95,552,272	$384,708,585	$ 478,056
Shares of beneficial interest outstanding	41,737,582	10,147,364	23,151,837	46,105
Net Asset Value and redemption price per share	$10.29	$9.42	$16.62	$10.37
Class II Shares:
Net Assets	$ 35,749,483	$ 4,285,829	$ 22,308,998	$ 1,743,281
Shares of beneficial interest outstanding	3,475,945	454,957	1,343,358	168,394
Net Asset Value and redemption price per share	$10.28	$9.42	$16.61	$10.35

1	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Assets and Liabilities as of December 31, 2010

Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund

$466,432,947	$310,621,643	$337,661,213	$10,502,707	$87,656,353	$14,722,553	$15,919,662	$13,290,711
–	–	–	–	–	10,768,095	12,744,686	10,321,666

62,961,197	83,917,618	59,476,843	2,539,116	17,470,503	68,599	287,043	491,634
–	–	–	–	–	1,820,030	2,008,551	1,720,290
529,394,144	394,539,261	397,138,056	13,041,823	105,126,856	27,379,277	30,959,942	25,824,301
–	–	–	–	–	–	–	–
–	–	–	–	10,786	–	–	–

–	760,985	–	60,383	1,568	–	–	–
169,376	219,638	110,978	230	71,696	66,429	79,877	108,015
1,020,733	365,851	266,285	8,932	164,123	206,781	244,282	218,803
–	–	–	–	–	4,527	5,163	4,294
–	196	–	–	197,019	–	–	–
530,584,253	395,885,931	397,515,319	13,111,368	105,572,048	27,657,014	31,289,264	26,155,413

–	–	–	–	150,357	–	–	–
–	124,386	28,411	1,405	502	–	–	–
25,500	18,100	12,467	440	8,275	105	75	60
265,281	266,341	298,076	12,094	105,999	9,053	10,327	8,588
1,119	4,165	2,446	291	2,674	–	–	–
44,436	26,496	4,323	81	–	71	19	12
–	–	–	–	–	–	–	–
336,336	439,488	345,723	14,311	267,807	9,229	10,421	8,660
$530,247,917	$395,446,443	$397,169,596	$13,097,057	$105,304,241	$27,647,785	$31,278,843	$26,146,753

$594,781,876	$369,734,149	$448,291,091	$12,538,717	$129,120,536	$26,826,758	$29,631,021	$24,354,817
99,876	43,934	105,029	884	(268,045)	21,164	28,384	26,328
(127,595,032)	(58,249,258)	(110,703,367)	(1,981,660)	(41,045,290)	(1,088,766)	(676,156)	(446,316)
62,961,197	83,917,618	59,476,843	2,539,116	17,497,040	1,888,629	2,295,594	2,211,924
$530,247,917	$395,446,443	$397,169,596	$13,097,057	$105,304,241	$27,647,785	$31,278,843	$26,146,753

$524,894,090	$374,644,652	$385,218,483	$11,710,137	$92,062,636	$27,647,785	$31,278,843	$26,146,753
22,279,104	16,906,164	27,237,412	1,089,020	9,215,867	3,429,363	3,958,122	3,439,943
$23.56	$22.16	$14.14	$10.75	$9.99	$8.06	$7.90	$7.60

$5,353,827	$20,801,791	$11,951,113	$1,386,920	$13,241,605
227,441	939,620	845,608	129,106	1,325,823
$23.54	$22.14	$14.13	$10.74	$9.99

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Operations for the Period Ended December 31, 2010

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Investment Income:
Interest	$ 2,153	$ 2,874	$ 968	$ 117,261
Dividends
Unaffiliated issuers	2,963,578	4,081,648	736,279	–
Affiliated issuers1	3,983,077	5,303,129	1,199,406	–
Less: Foreign taxes withheld	–	–	–	–
Total investment income	6,948,808	9,387,651	1,936,653	117,261
Expenses:
Management fees	631,649	1,084,295	365,838	367,232
Audit fees	6,600	16,300	6,600	9,000
Trustees’ fees	2,500	7,000	2,500	3,500
Distribution fees – Class II	62,282	51,762	2,008	742
Compliance expense	2,182	8,298	2,354	6,283
Total expenses before reimbursement/waiver	–	–	–	386,757
Less reimbursement/waiver2	–	–	–	(269,496)
Total expenses net of reimbursement/waiver	705,213	1,167,655	379,300	117,261
Net Investment Income (Loss)	6,243,595	8,219,996	1,557,353	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	4,368,863	5,033,611	892,429	–
Affiliated issuers1	(725,483)	(2,607,971)	(823,478)	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	3,604,052	3,890,219	546,309	–
Affiliated issuers1	522,008	1,109,617	366,111	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	(4,625,539)	(1,436,098)	1,947,396	–
Affiliated issuers1	7,841,167	21,403,604	8,770,686	–
Net Realized and Unrealized Gain on Investments and Options Transactions	10,985,068	27,392,982	11,699,453	–
Net Increase in Net Assets from Operations	$ 17,228,663	$ 35,612,978	$ 13,256,806	$ –

1	See Note 11 for information on affiliated issuers.
2	Waiver includes advisory agreement fees of $268,754 and distribution fees of $742.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Operations for the Period Ended December 31, 2010

Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund

$ 22,934,220	$ 8,193,571	$ 10,309,116	$ 19	$ 9,578	$ 8,318	$ 12,898	$ 278

8	8	7,278,991	5,627	13,678,454	5,502,389	4,588,233	212,304
–	–	–	–	–	–	–	–
–	–	(16,594)	–	–	(1,604)	(76,462)	–
22,934,228	8,193,579	17,571,513	5,646	13,688,032	5,509,103	4,524,669	212,582

2,921,870	740,961	2,919,393	7,697	3,515,418	3,304,937	3,038,519	118,894
29,200	6,000	28,700	146	41,500	30,100	20,800	640
19,337	3,763	18,000	25	34,500	20,000	17,378	313
52,698	6,146	33,498	1,383	10,378	29,294	17,449	2,581
24,780	4,983	24,614	–	44,435	26,495	4,322	80
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
3,047,885	761,853	3,024,205	9,251	3,646,231	3,410,826	3,098,468	122,508
19,886,343	7,431,726	14,547,308	(3,605)	10,041,801	2,098,277	1,426,201	90,074

–	–	–	24,936	–	–	–	–
(776,528)	2,864,620	13,803,156	40,885	12,524,176	45,547,695	38,533,473	1,388,131
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	–	–	(35,038)	–	–	–	–
12,715,837	650,950	18,841,915	106,789	20,216,492	(1,480,283)	22,164,950	2,037,319
–	–	–	–	–	–	–	–
11,939,309	3,515,570	32,645,071	137,572	32,740,668	44,067,412	60,698,423	3,425,450
$ 31,825,652	$ 10,947,296	$ 47,192,379	$ 133,967	$ 42,782,469	$ 46,165,689	$ 62,124,624	$ 3,515,524

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Operations for the Period Ended December 31, 2010

	International Stock Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund
Investment Income:
Interest	$ 1,937	$ 304	$ 318	$ 255
Dividends
Unaffiliated issuers	2,754,100	378,454	361,196	272,799
Affiliated issuers1	–	259,401	270,245	205,005
Less: Foreign taxes withheld	(212,766)	–	–	–
Total investment income	2,543,271	638,159	631,759	478,059
Expenses:
Management fees	1,140,087	90,695	96,332	81,517
Audit fees	13,675	165	125	100
Trustees’ fees	4,397	100	100	100
Distribution fees – Class II2	20,264	–	–	–
Compliance expense	–	71	19	12
Total expenses before reimbursement/waiver	–	91,031	96,576	81,729
Less reimbursement/waiver	–	(45,347)	(48,166)	(40,759)
Total expenses net of reimbursement/waiver	1,178,423	45,684	48,410	40,970
Net Investment Income	1,364,848	592,475	583,349	437,089
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)2
Unaffiliated issuers	(12,611,702)	8,643	157,744	218,461
Affiliated issuers1	–	(78,482)	(133,524)	(125,864)
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	441,922	373,445	216,784
Affiliated issuers1	–	61,154	63,439	60,448
Net change in unrealized appreciation (depreciation)on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)	9,722,689	1,041,991	1,448,454	1,407,256
Net Realized and Unrealized Gain (Loss) on Investments	(2,889,013)	1,475,227	1,909,558	1,777,085
Net Increase (Decrease) in Net Assets from Operations	$ (1,524,165)	$ 2,067,702	$ 2,492,907	$ 2,214,174

1	See Note 11 for information on affiliated issuers.
2	Includes foreign capital gains taxes paid of $27 for the Ultra International Stock Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2010	2009	2010	2009
Net Assets at beginning of period	$189,151,289	$116,678,068	$344,590,404	$243,761,079
Increase in net assets from operations:
Net investment income	6,243,595	4,826,812	8,219,996	6,572,283
Net realized gain (loss) on investment	7,769,440	(8,857,931)	7,425,476	(28,234,158)
Net change in unrealized appreciation (depreciation) on investments	3,215,628	28,277,479	19,967,506	77,568,892
Net increase (decrease) in net assets from operations	17,228,663	24,246,360	35,612,978	55,907,017
Distributions to shareholders from:
Net investment income
Class I	(7,654,294)	(4,767,331)	(10,317,104)	(6,702,184)
Class II	(1,328,070)	(223,887)	(878,996)	(158,375)
Total distributions	(8,982,364)	(4,991,218)	(11,196,100)	(6,860,559)
Capital Stock transactions:
Class I Shares
Shares sold	30,294,841	48,197,600	37,578,345	52,588,638
Issued in reinvestment of distributions	7,654,294	4,767,331	10,317,104	6,702,184
Shares redeemed	(26,027,299)	(12,259,692)	(50,784,583)	(19,097,422)
Net increase (decrease) in net assets from capital stock transactions	11,921,836	40,705,239	(2,889,134)	40,193,400
Class II Shares1
Shares sold	21,941,860	12,467,744	18,891,332	12,754,353
Issued in reinvestment of distributions	1,328,070	223,887	878,996	158,375
Shares redeemed	(1,507,319)	(178,791)	(1,628,450)	(1,323,261)
Net increase in net assets from capital share transactions	21,762,611	12,512,840	18,141,878	11,589,467
Total increase (decrease) in net assets	41,930,746	72,473,221	39,669,622	100,829,325
Net Assets at end of period	$231,082,035	$189,151,289	$384,260,026	$344,590,404
Undistributed net investment income (loss)	$ 200,401	$ 76,082	$ 242,947	$ 103,446
Capital Share transactions:
Class I Shares
Shares sold	3,053,915	5,448,382	4,111,214	6,666,402
Issued to shareholders in reinvestment of distributions	765,160	514,619	1,088,307	791,400
Shares redeemed	(2,615,695)	(1,376,271)	(5,528,211)	(2,406,261)
Net increase (decrease) in shares outstanding	1,203,380	4,586,730	(328,690)	5,051,541
Class II Shares1
Shares sold	2,225,231	1,332,005	2,059,232	1,519,377
Issued to shareholders in reinvestment of distributions	132,811	23,296	92,735	17,861
Shares redeemed	(150,625)	(20,373)	(177,705)	(165,649)
Net increase (decrease) in shares outstanding	2,207,417	1,334,928	1,974,262	1,371,589

1	Class II shares commenced investment operations on May 1, 2009 and are not available for the Target Retirement Funds.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Money Market Fund
Year Ended December 31,	2010	2009	2010	2009
Net Assets at beginning of period	$115,006,315	$ 69,616,011	$ 92,647,633	$159,348,665
Increase (decrease) in net assets from operations:
Net investment income (loss)	1,557,353	1,300,679	–	5,409
Net realized gain (loss) on investments and options transactions	981,371	(9,641,347)	–	–
Net change in unrealized appreciation (depreciation) on investments and options transactions	10,718,082	32,502,011	–	–
Net increase (decrease) in net assets from operations	13,256,806	24,161,343	–	5,409
Distributions to shareholders from:
Net investment income
Class I	(1,957,002)	(1,429,089)	–	(5,409)
Class II	(20,174)	(4,716)	–	–
Net realized gains
Class I	–		–
Class II	–	–	–	–
Total distributions	(1,977,176)	(1,433,805)	–	(5,409)
Capital Stock transactions:
Class I Shares
Shares sold	21,387,476	27,495,291	24,976,798	23,066,620
Issued to shareholders in reinvestment of distributions	1,957,002	1,429,089	–	5,409
Shares redeemed	(22,757,613)	(6,745,001)	(47,805,484)	(89,958,367)
Net increase (decrease) from capital share transactions	586,865	22,179,379	(22,828,686)	(66,886,338)
Class II Shares1
Shares sold	815,901	480,785	1,623,479	271,669
Issued to shareholders in reinvestment of distributions	20,174	4,716	–	–
Shares redeemed	(14,881)	(2,114)	(1,231,372)	(86,363)
Net increase from capital share transactions	821,194	483,387	392,107	185,306
Total net increase (decrease) from capital stock transactions	1,408,059	22,662,766	(22,436,579)	(66,701,032)
Total increase (decrease) in net assets	12,687,689	45,390,304	(22,436,579)	(66,701,032)
Net Assets at end of period	$127,694,004	$115,006,315	70,211,054	$ 92,647,633
Undistributed net investment income (loss) included in net assets	$ 45,988	$ –	$ –	$ –
Capital Share transactions:
Class I Shares
Shares sold	2,513,771	3,946,294	24,976,798	23,066,620
Issued to shareholders in reinvestment of distributions	215,569	177,871	–	5,409
Shares redeemed	(2,620,741)	(915,141)	(47,805,484)	(89,958,367)
Net increase (decrease) in shares outstanding	108,599	3,209,024	(22,828,686)	(66,886,338)
Class II Shares1
Shares sold	94,595	61,702	1,623,479	271,669
Issued to shareholders in reinvestment of distributions	2,225	568	–	–
Shares redeemed	(1,754)	(267)	(1,231,372)	(86,363)
Net increase (decrease) in shares outstanding	95,066	62,003	392,107	185,306

1	Class II shares commenced investment operations on May 1, 2009 and are not available for the Target Retirement Funds.
2	The Equity Income Fund commenced investment operations on April 30, 2010.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

Bond Fund		High Income Fund		Diversified Fund		Equity Income Fund
2010	2009	2010	2009	2010	2009	Inception to 12/31/102
$551,508,094	$572,562,403	$108,870,121	$ 90,728,399	$424,642,342	$438,046,968	$ –

19,886,343	23,291,118	7,431,726	7,977,724	14,547,308	16,805,881	(3,605)
(776,528)	(9,641,583)	2,864,620	(1,908,133)	13,803,156	(45,549,349)	65,821
12,715,837	20,181,209	650,950	23,196,057	18,841,915	69,022,085	71,751
31,825,652	33,830,744	10,947,296	29,265,648	47,192,379	40,278,617	133,967

(17,920,685)	(23,057,764)	(7,114,840)	(8,050,694)	(13,512,500)	(16,548,568)	–
(1,415,679)	(239,898)	(303,771)	(54,824)	(740,470)	(141,616)	–

–		–		–		(11,456)
–	–	–	–	–	–	(41,620)
(19,336,364)	(23,297,662)	(7,418,611)	(8,105,518)	(14,252,970)	(16,690,184)	(53,076)

24,922,679	58,018,601	9,178,883	6,765,253	6,186,073	10,140,953	450,000
17,920,685	23,057,764	7,114,840	8,050,694	13,512,500	16,548,568	11,456
(168,220,819)	(122,502,720)	(32,008,596)	(18,956,948)	(85,409,980)	(69,765,608)	–
(125,377,455)	(41,426,355)	(15,714,873)	(4,141,001)	(65,711,407)	(43,076,087)	461,456

25,338,964	9,630,532	2,870,986	1,081,174	16,060,982	6,085,900	1,639,463
1,415,679	239,898	303,771	54,824	740,470	141,616	41,620
(125,744)	(31,466)	(20,589)	(13,405)	(1,654,213)	(144,488)	(2,093)
26,628,899	9,838,964	3,154,168	1,122,593	15,147,239	6,083,028	1,678,990
(98,748,556)	(31,587,391)	(12,560,705)	(3,018,408)	(50,564,168)	(36,993,059)	2,140,446
(86,259,268)	(21,054,309)	(9,032,020)	18,141,722	(17,624,759)	(13,404,626)	2,221,337
465,248,826	$551,508,094	99,838,101	$108,870,121	407,017,583	$424,642,342	2,221,337
$ 342,572	$ 249,769	$ 93,670	$ 66,140	$ 282,108	$ 209,484	$ –

2,367,180	5,718,500	944,926	792,157	382,789	701,712	45,000
1,746,484	2,296,864	756,070	923,541	815,184	1,126,943	1,105
(15,817,029)	(12,156,519)	(3,382,330)	(2,248,840)	(5,266,514)	(4,901,466)	–
(11,703,365)	(4,141,155)	(1,681,334)	(533,142)	(4,068,541)	(3,072,811)	46,105

2,391,169	938,118	298,803	121,539	995,293	407,839	164,579
138,090	23,607	32,256	6,021	44,665	9,162	4,021
(11,932)	(3,107)	(2,136)	(1,526)	(103,911)	(9,689)	(206)
2,517,327	958,618	328,923	126,034	936,047	407,312	168,394

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2010	2009	2010	2009
Net Assets at beginning of period	$633,315,527	$609,443,601	$439,485,846	$352,473,289
Increase (decrease) in net assets from operations:
Net investment income (loss)	10,041,801	12,901,396	2,098,277	2,811,433
Net realized gain (loss) on investments	12,524,176	(41,096,851)	45,547,695	(15,751,601)
Net change in unrealized appreciation (depreciation)	20,216,492	120,844,081	(1,480,283)	141,045,650
Net increase (decrease) in net assets from operations	42,782,469	92,648,626	46,165,689	128,105,482
Distributions to shareholders from:
Net investment income
Class I	(9,874,790)	(12,916,238)	(2,008,954)	(2,778,954)
Class II	(92,316)	(22,315)	(80,740)	(15,228)
Total distributions	(9,967,106)	(12,938,553)	(2,089,694)	(2,794,182)
Capital Stock transactions:
Class I Shares
Shares sold1	10,390,330	23,903,274	12,483,565	22,586,452
Issued to shareholders in reinvestment of distributions	9,874,790	12,916,238	2,008,954	2,778,954
Shares redeemed	(158,639,460)	(95,019,745)	(115,438,988)	(69,134,133)
Net increase (decrease) from capital share transactions	(138,374,340)	(58,200,233)	(100,946,469)	(43,768,727)
Class II Shares2
Shares sold1	2,505,643	2,364,778	12,822,773	5,465,138
Issued to shareholders in reinvestment of distributions	92,316	22,315	80,740	15,228
Shares redeemed	(106,592)	(25,007)	(72,442)	(10,382)
Net increase from capital share transactions	2,491,367	2,362,086	12,831,071	5,469,984
Total net increase (decrease) from capital stock transactions	(135,882,973)	(55,838,147)	(88,115,398)	(38,298,743)
Total increase (decrease) in net assets	(103,067,610)	23,871,926	(44,039,403)	87,012,557
Net Assets at end of period	$530,247,917	$633,315,527	$395,446,443	$439,485,846
Undistributed net investment income	$ 99,876	$ 133,000	$ 43,934	$ 35,351
Capital Share transactions:
Class I Shares
Shares sold1	452,699	1,259,034	617,902	1,369,916
Issued to shareholders in reinvestment of distributions	420,253	660,509	90,753	152,387
Shares redeemed3	(7,041,043)	(4,862,113)	(5,618,929)	(4,016,938)
Net increase (decrease) from capital share transactions	(6,168,091)	(2,942,570)	(4,910,274)	(2,494,635)
Class II Shares2
Shares sold1	113,216	115,293	637,399	301,926
Issued to shareholders in reinvestment of distributions	3,928	998	3,643	759
Shares redeemed3	(4,782)	(1,212)	(3,505)	(602)
Net increase from capital share transactions	112,362	115,079	637,537	302,083

1	A portion of the shares sold for the Mid Cap, Small Cap and International Stock Funds are merger related. See Note 12.
2	Class II shares commenced investment operations on May 1, 2009 and are not available for the Target Retirement Funds.
3
Included in these amounts are 55,587,696 shares of Class I and 975,111 shares of Class II, redeemed as part of a reverse stock split resulting from the Mid Cap merger effective May 1, 2010. See Note 12.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

Mid Cap Fund		Small Cap Fund		International Stock Fund		Target Retirement 2020 Fund
2010	2009	2010	2009	2010	2009	2010	2009
$231,140,313	$166,464,913	$ 8,605,016	$ 5,985,697	$ 81,959,251	$ 72,768,214	$ 19,299,907	$ 8,718,521

$1,426,201	(104,120)	90,074	51,771	1,364,848	1,544,670	592,475	433,236
38,533,473	(37,900,000)	1,388,131	(617,038)	(12,611,702)	(8,729,999)	433,236	555,068
22,164,950	115,517,618	2,037,319	2,621,695	9,722,689	26,452,015	1,041,991	2,739,249
62,124,624	77,513,498	3,515,524	2,056,428	(1,524,165)	19,266,686	2,067,702	3,588,736

(1,297,752)	(5,837)	(77,264)	(40,097)	(1,747,310)	(1,466,292)	(890,022)	(323,699)
(23,971)	–	(7,146)	(809)	(164,100)	(63,227)	–	–
(1,321,723)	(5,837)	(84,410)	(40,906)	(1,911,410)	(1,529,519)	(890,022)	(323,699)

193,863,822	18,490,085	10,030,126	856,902	44,238,040	4,628,487	10,542,189	8,086,115
1,297,752	5,837	77,264	40,097	1,747,310	1,466,292	890,022	323,699
(98,896,293)	(32,919,803)	(9,565,271)	(839,841)	(27,530,444)	(18,402,556)	(4,262,013)	(1,093,465)
96,265,281	(14,423,881)	542,119	57,158	18,454,906	(12,307,777)	7,170,198	7,316,349

9,080,395	1,594,503	579,122	551,876	8,220,151	3,704,941
23,971	–	7,146	809	164,100	63,227
(143,265)	(2,883)	(67,460)	(6,046)	(58,592)	(6,521)
8,961,101	1,591,620	518,808	546,639	8,325,659	3,761,647
105,226,382	(12,832,261)	1,060,927	603,797	26,780,565	(8,546,130)	7,170,198	7,316,349
166,029,283	64,675,400	4,492,041	2,619,319	23,344,990	9,191,037	8,347,878	10,581,386
$397,169,596	$231,140,313	$ 13,097,057	$ 8,605,016	$105,304,241	$ 81,959,251	$ 27,647,785	$ 19,299,907
$ 105,029	$ –	$ 884	$ 891	$ (268,045)	$ 65,549	$ 21,164	$ –

40,430,546	5,174,854	1,150,799	135,378	3,857,990	594,689	1,339,863	1,201,511
91,523	1,753	7,118	5,318	178,541	156,897	110,405	43,937
(64,978,007)	(8,732,145)	(1,004,690)	(122,189)	(3,008,029)	(2,148,889)	(546,472)	(163,235)
(24,455,938)	(3,555,538)	153,227	18,507	1,028,502	(1,397,303)	903,796	1,082,213

1,438,260	394,534	63,338	72,869	899,702	410,041
1,692	–	658	93	16,689	6,626
(988,143)	(735)	(7,085)	(767)	(6,468)	(767)
451,809	393,799	56,911	72,195	909,923	415,900

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Statements of Changes in Net Assets

	Target Retirement 2030 Fund		Target Retirement 2040 Fund
Year Ended December 31,	2010	2009	2010	2009
Net Assets at beginning of period	$ 19,330,304	$ 8,010,286	$ 16,656,174	$ 6,385,244
Increase (decrease) in net assets from operations:
Net investment income	583,349	244,296	437,089	135,424
Net realized gain (loss) on investment	461,104	488,323	369,829	773,217
Net change in unrealized appreciation (depreciation)	1,448,454	3,165,472	1,407,256	2,527,613
Net increase (decrease) in net assets from operations	2,492,907	3,898,091	2,214,174	3,436,254
Distributions to shareholders from net investment income
Class I	(823,904)	(270,609)	(574,774)	(157,883)
Capital Stock transactions:
Class I Shares
Shares sold	11,552,787	7,908,500	9,124,273	7,164,454
Issued to shareholders in reinvestment of distributions	823,904	270,609	574,774	157,883
Shares redeemed	(2,097,155)	(486,573)	(1,847,868)	(329,778)
Net increase from capital stock transactions	10,279,536	7,692,536	7,851,179	6,992,559
Total increase in net assets	11,948,539	11,320,018	9,490,579	10,270,930
Net Assets at end of period	$ 31,278,843	$ 19,330,304	$ 26,146,753	$ 16,656,174
Undistributed net investment income	$ 28,384	$ 7,679	$ 26,328	$ 9,451
Capital Share transactions:
Class I Shares
Shares sold	1,523,733	1,253,097	1,264,901	1,212,814
Issued to shareholders in reinvestment of distributions	104,333	38,477	75,725	23,589
Shares redeemed	(279,057)	(75,193)	(257,045)	(56,049)
Net increase (decrease) from capital share transactions	1,349,009	1,216,381	1,083,581	1,180,354

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,				Inception to 12/31/061
	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.61	$ 8.48	$10.77	$10.60	$10.00
Income from Investment Operations:
Net investment income3	0.29	0.29	0.35	0.45	0.23
Net realized and unrealized gain (loss) on investments	0.52	1.12	(2.27)	(0.03)	0.51
Total from investment operations	0.81	1.41	(1.92)	0.42	0.74
Less Distributions:
Distributions from net investment income	(0.41)	(0.28)	(0.27)	(0.23)	(0.14)
Distributions from capital gains	–	–	(0.10)	(0.02)	–
Total distributions	(0.41)	(0.28)	(0.37)	(0.25)	(0.14)
Net increase (decrease) in net asset value	0.40	1.13	(2.29)	0.17	0.60
Net Asset Value at end of period	$10.01	$ 9.61	$ 8.48	$10.77	$10.60
Total Return4 (%)	8.37	16.76	(17.89)	3.92	7.345
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$195,657	$176,322	$116,678	$66,747	$9,113
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.346
After management fee reduction (%)	0.31	0.31	0.28	0.21	0.246
Ratio of net investment income to average net assets (%)	2.90	3.23	3.53	4.12	4.256
Portfolio Turnover7 (%)	36	47	71	28	245

CLASS II	Year Ended December 31, 2010	Inception to 12/31/092
Net Asset Value at beginning of period	$ 9.61	$ 8.51
Income from Investment Operations:
Net investment income3	0.35	0.28
Net realized and unrealized gain (loss) on investments	0.43	0.99
Total from investment operations	0.78	1.27
Less Distributions:
Distributions from net investment income	(0.39)	(0.17)
Net increase in net asset value	0.39	1.10
Net Asset Value at end of period	$10.00	$ 9.61
Total Return4 (%)	8.10	14.915
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,425	$12,829
Ratios of expenses to average net assets (%)	0.55	0.566
Ratio of net investment income to average net assets (%)	3.47	4.386
Portfolio Turnover7 (%)	36	475

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Annualized.
6	Not annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,				Inception to 12/31/061
	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 8.87	$ 7.51	$11.21	$10.86	$10.00
Income from Investment Operations:
Net investment income3	0.20	0.18	0.21	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.71	1.37	(3.55)	0.32	0.79
Total from investment operations	0.91	1.55	(3.34)	0.60	0.99
Less Distributions:
Distributions from net investment income	(0.29)	(0.19)	(0.17)	(0.19)	(0.13)
Distributions from capital gains	–	–	(0.19)	(0.06)	(0.00)5
Total distributions	(0.29)	(0.19)	(0.36)	(0.25)	(0.13)
Net increase (decrease) in net asset value	0.62	1.36	(3.70)	0.35	0.86
Net Asset Value at end of period	$ 9.49	$ 8.87	$ 7.51	$11.21	$10.86
Total Return4 (%)	10.22	20.61	(30.23)	5.56	9.876
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$352,545	$332,428	$243,761	$218,281	$36,994
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.347
After management fee reduction (%)	0.31	0.31	0.28	0.21	0.247
Ratio of net investment income to average net assets (%)	2.24	2.29	2.20	2.45	3.747
Portfolio Turnover8 (%)	34	52	69	29	236

CLASS II	Year Ended December 31, 2010	Inception to 12/31/092
Net Asset Value at beginning of period	$ 8.87	$ 7.56
Income from Investment Operations:
Net investment income3	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.63	1.24
Total from investment operations	0.88	1.43
Less Distributions:
Distributions from net investment income	(0.27)	(0.12)
Net increase in net asset value	0.61	1.31
Net Asset Value at end of period	$ 9.48	$ 8.87
Total Return4 (%)	9.94	18.826
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$31,715	$12,162
Ratios of expenses to average net assets (%)	0.56	0.567
Ratio of net investment income to average net assets (%)	2.76	3.337
Portfolio Turnover8 (%)	34	526

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.
7	Amounts represent less than $0.005 per share.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,				Inception to 12/31/061
	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 8.30	$ 6.57	$11.61	$11.10	$10.00
Income from Investment Operations:
Net investment income3	0.11	0.10	0.09	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.81	1.74	(4.74)	0.77	1.10
Total from investment operations	0.92	1.84	(4.65)	0.86	1.25
Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	(0.06)	(0.14)	(0.15)
Distributions from capital gains	–	–	(0.33)	(0.21)	–
Total distributions	(0.14)	(0.11)	(0.39)	(0.35)	(0.15)
Net increase (decrease) in net asset value	0.78	1.73	(5.04)	0.51	1.10
Net Asset Value at end of period	$ 9.08	$ 8.30	$ 6.57	$11.61	$11.10
Total Return4 (%)	11.15	27.91	(41.09)	7.69	12.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$126,270	$114,492	$69,616	$68,120	$21,547
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.336
After management fee reduction (%)	0.31	0.31	0.28	0.21	0.236
Ratio of net investment income to average net assets (%)	1.27	1.44	0.94	0.79	2.716
Portfolio Turnover7 (%)	33	58	67	46	215
CLASS II	Year Ended December 31, 2010	Inception to 12/31/092
Net Asset Value at beginning of period	$ 8.30	$ 6.69
Income from Investment Operations:
Net investment income3	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.73	1.54
Total from investment operations	0.90	1.69
Less Distributions:
Distributions from net investment income	(0.13)	(0.08)
Net increase in net asset value	0.77	1.61
Net Asset Value at end of period	$ 9.07	$ 8.30
Total Return4 (%)	10.87	25.095
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,424	$514
Ratios of expenses to average net assets (%)	0.56	0.566
Ratio of net investment income to average net assets (%)	1.99	2.866
Portfolio Turnover7 (%)	33	585

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$ 1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	0.004	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	–	–	0.004	0.004	0.004
Total from investment operations	0.00	0.00	0.02	0.05	0.04
Less Distributions:
Distributions from net investment income	–	(0.00)4	(0.02)	(0.05)	(0.04)
Net increase in net asset value	0.00	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$ 1.00	$1.00	$1.00	$1.00	$1.00
Total Return3 (%)	0.00	0.00	1.75	4.71	4.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 69,634	$92,463	$159,349	$111,333	$100,462
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.46	0.46
After waiver of expenses by Adviser (%)	0.147	0.287	0.47	0.46	0.46
Ratio of net investment income to average net assets (%)	0.00	0.00	1.67	4.58	4.42

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	–
Net realized and unrealized gain (loss) on investments	–	–
Total from investment operations	0.00	0.00
Less Distributions:
Distributions from net investment income	–	–
Net increase in net asset value	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00
Total Return3(%)	0.00	0.005
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$577	$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.73	0.736
After waiver of expenses by Adviser (%)	0.167	0.206,7
Ratio of net investment income to average net assets (%)	0.00	0.006

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amounts represent less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$10.14	$ 9.94	$10.19	$10.11	$10.17
Income from Investment Operations:
Net investment income2	0.40	0.43	0.50	0.49	0.47
Net realized and unrealized gain (loss) on investments	0.20	0.21	(0.21)	0.02	(0.06)
Total from investment operations	0.60	0.64	0.29	0.51	0.41
Less Distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.54)	(0.43)	(0.47)
Net increase (decrease) in net asset value	0.15	0.20	(0.25)	0.08	(0.06)
Net Asset Value at end of period	$10.29	$10.14	$ 9.94	$10.19	$10.11
Total Return3 (%)	5.92	6.50	2.86	5.05	4.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$429,499	$541,789	$572,562	$646,233	$659,273
Ratios of expenses to average net assets	0.56	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	3.76	4.28	4.84	4.81	4.54
Portfolio Turnover6 (%)	2	25	12	29	27

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$10.14	$ 9.85
Income from Investment Operations:
Net investment income2	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.20	0.28
Total from investment operations	0.57	0.55
Less Distributions:
Distributions from net investment income	(0.43)	(0.26)
Net increase in net asset value	0.14	0.29
Net Asset Value at end of period	$10.28	$10.14
Total Return3(%)	5.66	5.554
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,750	$9,719
Ratios of expenses to average net assets	0.81	0.825
Ratio of net investment income to average net assets (%)	3.49	3.865
Portfolio Turnover6 (%)	2	254

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$ 9.11	$ 7.34	$ 9.54	$10.16	$10.01
Income from Investment Operations:
Net investment income2	0.72	0.68	0.67	0.76	0.74
Net realized and unrealized gain (loss) on investments	0.35	1.80	(2.07)	(0.53)	0.16
Total from investment operations	1.07	2.48	(1.40)	0.23	0.90
Less Distributions:
Distributions from net investment income	(0.76)	(0.71)	(0.80)	(0.85)	(0.74)
Distributions from capital gains	–	–	–	(0.00)4	(0.01)
Total distributions	(0.76)	(0.71)	(0.80)	(0.85)	(0.75)
Net increase (decrease) in net asset value	0.31	1.77	(2.20)	(0.62)	0.15
Net Asset Value at end of period	$ 9.42	$ 9.11	$ 7.34	$ 9.54	$10.16
Total Return3 (%)	11.73	34.29	(14.74)	2.29	9.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$95,552	$107,722	$90,728	$135,045	$153,528
Ratios of expenses to average net assets	0.77	0.77	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	7.54	7.94	7.42	7.27	7.12
Portfolio Turnover7 (%)	53	73	45	73	64

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.11	$ 8.14
Income from Investment Operations:
Net investment income2	0.70	0.47
Net realized and unrealized gain (loss) on investments	0.34	0.96
Total from investment operations	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.73)	(0.46)
Net increase in net asset value	0.31	0.97
Net Asset Value at end of period	$ 9.42	$ 9.11
Total Return3(%)	11.45	17.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,286	$1,148
Ratios of expenses to average net assets	1.01	1.016
Ratio of net investment income to average net assets (%)	7.20	7.656
Portfolio Turnover7 (%)	53	735

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amounts represent less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$15.37	$14.46	$17.62	$18.46	$19.40
Income from Investment Operations:
Net investment income2	0.56	0.60	0.72	0.79	0.49
Net realized and unrealized gain (loss) on investments	1.29	0.92	(3.05)	(0.32)	1.45
Total from investment operations	1.85	1.52	(2.33)	0.47	1.94
Less Distributions:
Distributions from net investment income	(0.60)	(0.61)	(0.81)	(0.80)	(0.55)
Distributions from capital gains	–	–	(0.02)	(0.51)	(2.33)
Total distributions	(0.60)	(0.61)	(0.83)	(1.31)	(2.88)
Net increase (decrease) in net asset value	1.25	0.91	(3.16)	(0.84)	(0.94)
Net Asset Value at end of period	$16.62	$15.37	$14.46	$17.62	$18.46
Total Return3 (%)	12.04	10.74	(13.25)	2.51	9.984
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$384,709	$418,381	$438,047	$637,606	$735,881
Ratios of expenses to average net assets	0.72	0.72	0.71	0.71	0.71
Ratio of net investment income to average net assets (%)	3.50	4.12	4.37	4.21	2.52
Portfolio Turnover7 (%)	23	26	14	41	62

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$15.37	$13.74
Income from Investment Operations:
Net investment income2	0.52	0.35
Net realized and unrealized gain (loss) on investments	1.29	1.64
Total from investment operations	1.81	1.99
Less Distributions:
Distributions from net investment income	(0.57)	(0.36)
Net increase in net asset value	1.24	1.63
Net Asset Value at end of period	$16.61	$15.37
Total Return3(%)	11.77	14.435
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,309	$6,261
Ratios of expenses to average net assets	0.97	0.976
Ratio of net investment income to average net assets (%)	3.20	3.446
Portfolio Turnover7 (%)	23	265

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	In 2006, 0.01% of the Fund’s total return consisted of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.
5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND
Inception to 12/31/101

CLASS I
Net Asset Value at beginning of period	$10.00
Income from Investment Operations:
Net investment income2	(0.02)
Net realized and unrealized gain (loss) on investments	0.64
Total from investment operations	0.62
Less Distributions:
Distributions from net investment income	–
Distributions from capital gains	(0.25)
Total distributions	(0.25)
Net increase (decrease) in net asset value	0.37
Net Asset Value at end of period	$10.37
Total Return (%)	6.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$478
Ratios of expenses to average net assets3	0.91
Ratio of net investment income to average net assets3 (%)	(0.34)
Portfolio Turnover4 (%)	49

CLASS II	Inception to 12/31/101
Net Asset Value at beginning of period	$10.00
Income from Investment Operations:
Net investment income2	(0.02)
Net realized and unrealized gain (loss) on investments	0.62
Total from investment operations	0.60
Less Distributions:
Distributions from net investment income	–
Distributions from capital gains	(0.25)
Total distributions	(0.25)
Net increase in net asset value	0.35
Net Asset Value at end of period	$10.35
Total Return3(%)	6.07
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,743
Ratios of expenses to average net assets3	1.17
Ratio of net investment income to average net assets3 (%)	(0.46)
Portfolio Turnover4 (%)	49

1	Commenced investment operations May 1, 2010.
2	Based on average shares outstanding during the period.
3	Annualized.
4	Portfolio Turnover is calculated at the fund level and represents the entire period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$22.17	$19.42	$31.49	$35.14	$31.62
Income from Investment Operations:
Net investment income2	0.38	0.43	0.65	0.68	0.65
Net realized and unrealized gain (loss) on investments	1.46	2.76	(11.99)	(0.45)	5.87
Total from investment operations	1.84	3.19	(11.34)	0.23	6.52
Less Distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.71)	(0.71)	(0.67)
Distributions from capital gains	–	–	(0.02)	(3.17)	(2.33)
Total distributions	(0.45)	(0.44)	(0.73)	(3.88)	(3.00)
Net increase (decrease) in net asset value	1.39	2.75	(12.07)	(3.65)	3.52
Net Asset Value at end of period	$ 23.56	$22.17	$19.42	$31.49	$35.14
Total Return3 (%)	8.29	16.79	(35.99)	0.60	20.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$524,894	$630,764	$609,444	$1,229,433	$1,390,778
Ratios of expenses to average net assets	0.62	0.62	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	1.72	2.23	2.42	1.87	1.91
Portfolio Turnover6 (%)	63	81	38	45	35

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$22.17	$17.74
Income from Investment Operations:
Net investment income2	0.34	0.18
Net realized and unrealized gain (loss) on investments	1.44	4.45
Total from investment operations	1.78	4.63
Less Distributions:
Distributions from net investment income	(0.41)	(0.20)
Net increase in net asset value	1.37	4.43
Net Asset Value at end of period	$23.54	$22.17
Total Return3(%)	8.02	26.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,354	$2,552
Ratios of expenses to average net assets	0.87	0.875
Ratio of net investment income to average net assets (%)	1.51	1.285
Portfolio Turnover6 (%)	63	814

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$19.87	$14.50	$23.36	$21.47	$19.97
Income from Investment Operations:
Net investment income2	0.10	0.12	0.12	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.31	5.37	(8.80)	2.59	1.51
Total from investment operations	2.41	5.49	(8.68)	2.67	1.58
Less Distributions:
Distributions from net investment income	(0.12)	(0.12)	(0.14)	(0.09)	(0.08)
Distributions from capital gains	–	–	(0.04)	(0.69)	–
Total distributions	(0.12)	(0.12)	(0.18)	(0.78)	(0.08)
Net increase (decrease) in net asset value	2.29	5.37	(8.86)	1.89	1.50
Net Asset Value at end of period	$22.16	$19.87	$14.50	$23.36	$21.47
Total Return3 (%)	12.13	37.98	(37.20)	12.36	7.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$374,644	$433,483	$352,473	$665,240	$669,761
Ratios of expenses to average net assets	0.82	0.82	0.82	0.81	0.81
Ratio of net investment income to average net assets (%)	0.51	0.72	0.62	0.34	0.35
Portfolio Turnover6 (%)	78	89	123	76	87

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$19.87	$15.78
Income from Investment Operations:
Net investment income2	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.30	4.09
Total from investment operations	2.36	4.14
Less Distributions:
Distributions from net investment income	(0.09)	(0.05)
Net increase in net asset value	2.27	4.09
Net Asset Value at end of period	$22.14	$19.87
Total Return3(%)	11.85	26.214
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,802	$6,003
Ratios of expenses to average net assets	1.07	1.075
Ratio of net investment income to average net assets (%)	0.29	0.365
Portfolio Turnover6 (%)	78	894

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended December 31,
	20103	20093	20083	20073	20063
CLASS I
Net Asset Value at beginning of period	$11.82	$ 8.01	$15.31	$15.68	$17.94
Income from Investment Operations:
Net investment income2	0.04	–	0.005	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.33	3.81	(7.13)	1.41	2.08
Total from investment operations	2.37	3.81	(7.13)	1.33	2.03
Less Distributions:
Distributions from net investment income	(0.05)	(0.00)5	(0.00)5	–	–
Distributions from capital gains	–	–	(0.16)	(1.70)	(4.29)
Total distributions	(0.05)	(0.00)	(0.16)	(1.70)	(4.29)
Net increase (decrease) in net asset value	2.32	3.81	(7.29)	(0.37)	(2.26)
Net Asset Value at end of period	$14.14	$11.82	$ 8.01	$15.31	$15.68
Total Return4(%)	20.12	47.28	(46.89)	8.44	11.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$385,219	$229,395	$166,465	$367,318	$374,044
Ratios of expenses to average net assets	0.90	0.87	0.87	0.86	0.86
Ratio of net investment income to average net assets (%)	0.42	(0.05)	0.09	(0.41)	(0.22)
Portfolio Turnover8 (%)	46	186	108	104	204

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091,3
Net Asset Value at beginning of period	$11.82	$ 9.36
Income from Investment Operations:
Net investment income2	0.04	(0.00)
Net realized and unrealized gain (loss) on investments	2.30	2.45
Total from investment operations	2.34	2.45
Less Distributions:
Distributions from net investment income	(0.03)	–
Net increase in net asset value	2.31	2.45
Net Asset Value at end of period	$14.13	$11.82
Total Return4(%)	19.82	26.136
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,951	$1,745
Ratios of expenses to average net assets	1.16	1.127
Ratio of net investment income to average net assets (%)	0.38	(0.14)7
Portfolio Turnover8 (%)	46	1866

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ration of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.

4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amounts represent less than $0.005 per share.
6	Not annualized.
7	Annualized.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND
	Year Ended December 31,			Inception to 12/31/071
	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 8.54	$ 6.53	$ 8.86	$10.00
Income from Investment Operations:
Net investment income3	0.08	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.20	2.00	(2.34)	(1.05)
Total from investment operations	2.28	2.05	(2.26)	(0.96)
Less Distributions:
Distributions from net investment income	(0.07)	(0.04)	(0.07)	(0.08)
Distributions from capital gains	–	–	(0.00)5	(0.10)
Total distributions	(0.07)	(0.04)	(0.07)	(0.18)
Net increase (decrease) in net asset value	2.21	2.01	(2.33)	(1.14)
Net Asset Value at end of period	$10.75	$ 8.54	$ 6.53	$ 8.86
Total Return4 (%)	26.80	31.56	(25.54)	(9.62)6
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,710	$7,989	$5,986	$5,624
Ratios of expenses to average net assets	1.11	1.11	1.12	1.047
Ratio of net investment income to average net assets (%)	0.85	0.77	1.03	1.457
Portfolio Turnover8 (%)	33	21	28	136

CLASS II	Year Ended December 31, 2010	Inception to 12/31/092
Net Asset Value at beginning of period	$ 8.54	$ 6.50
Income from Investment Operations:
Net investment income3	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.20	2.03
Total from investment operations	2.26	2.05
Less Distributions:
Distributions from net investment income	(0.06)	(0.01)
Net increase in net asset value	2.20	2.04
Net Asset Value at end of period	$10.74	$ 8.54
Total Return4(%)	26.48	31.575
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,387	$616
Ratios of expenses to average net assets	1.36	1.366
Ratio of net investment income to average net assets (%)	0.67	0.446
Portfolio Turnover8 (%)	33	215

1	Commenced investment operations May 1, 2007.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2010	2009	2008	2007	2006
CLASS I
Net Asset Value at beginning of period	$ 9.53	$ 7.59	$13.40	$13.78	$12.38
Income from Investment Operations:
Net investment income2	0.14	0.17	0.26	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.53	1.95	(5.27)	1.36	2.78
Total from investment operations	0.67	2.12	(5.01)	1.59	2.97
Less Distributions:
Distributions from net investment income	(0.21)	(0.18)	(0.26)	(0.32)	(0.20)
Distributions from capital gains	–	–	(0.54)	(1.65)	(1.37)
Total distributions	(0.21)	(0.18)	(0.80)	(1.97)	(1.57)
Net increase (decrease) in net asset value	0.46	1.94	(5.81)	(0.38)	1.40
Net Asset Value at end of period	$ 9.99	$ 9.53	$ 7.59	$13.40	$13.78
Total Return3 (%)	7.09	27.90	(38.62)	11.42	24.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$92,063	$77,997	$72,768	$164,151	$165,704
Ratios of expenses to average net assets	1.22	1.22	1.22	1.21	1.22
Ratio of net investment income to average net assets (%)	1.48	2.08	2.45	1.60	1.48
Portfolio Turnover6 (%)	79	87	43	62	62

CLASS II	Year Ended December 31, 2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.53	$ 7.32
Income from Investment Operations:
Net investment income2	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.56	2.33
Total from investment operations	0.65	2.37
Less Distributions:
Distributions from net investment income	(0.19)	(0.16)
Net increase in net asset value	0.46	2.21
Net Asset Value at end of period	$ 9.99	$ 9.53
Total Return3(%)	6.83	32.304
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,241	$3,962
Ratios of expenses to average net assets	1.47	1.485
Ratio of net investment income to average net assets (%)	1.00	0.575
Portfolio Turnover6 (%)	79	874

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2020 FUND
	Year Ended December 31,			Inception to 12/31/071
	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.64	$ 6.04	$ 9.63	$10.00
Income from Investment Operations:
Net investment income2	0.20	0.15	0.22	0.13
Net realized and unrealized gain (loss) on investments	0.49	1.59	(3.60)	(0.32)
Total from investment operations	0.69	1.74	(3.38)	(0.19)
Less Distributions:
Distributions from net investment income	(0.27)	(0.14)	(0.16)	(0.18)
Distributions from capital gains	–	–	(0.05)	–
Total distributions	(0.27)	(0.14)	(0.21)	(0.18)
Net increase (decrease) in net asset value	0.42	1.60	(3.59)	(0.37)
Net Asset Value at end of period	$ 8.06	$ 7.64	$ 6.04	$ 9.63
Total Return3 (%)	9.01	28.93	(35.31)	(1.94)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,648	$19,300	$8,719	$2,524
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.40	0.41	0.40	0.435
After reimbursement of expenses by Adviser	0.20	0.34	0.40	0.435
Ratio of net investment income to average net assets (%)	2.61	2.24	2.80	5.175
Portfolio Turnover6 (%)	51	78	74	34

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2030 FUND
	Year Ended December 31,			Inception to 12/31/071
	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.41	$ 5.75	$ 9.54	$10.00
Income from Investment Operations:
Net investment income2	0.18	0.12	0.18	0.09
Net realized and unrealized gain (loss) on investments	0.52	1.65	(3.82)	(0.34)
Total from investment operations	0.70	1.77	(3.64)	(0.25)
Less Distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.11)	(0.21)
Distributions from capital gains	–	–	(0.04)	–
Total distributions	(0.21)	(0.11)	(0.15)	(0.21)
Net increase (decrease) in net asset value	0.49	1.66	(3.79)	(0.46)
Net Asset Value at end of period	$ 7.90	$ 7.41	$ 5.75	$ 9.54
Total Return3 (%)	9.56	30.94	(38.35)	(2.51)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$31,279	$19,330	$8,010	$1,521
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.40	0.41	0.40	0.445
After reimbursement of expenses by Adviser	0.20	0.34	0.40	0.445
Ratio of net investment income to average net assets (%)	2.42	1.87	2.38	3.535
Portfolio Turnover6 (%)	43	78	52	154

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

TARGET RETIREMENT 2040 FUND
	Year Ended December 31,			Inception to 12/31/071
	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.07	$ 5.43	$ 9.48	$10.00
Income from Investment Operations:
Net investment income2	0.15	0.08	0.14	0.07
Net realized and unrealized gain (loss) on investments	0.55	1.63	(4.06)	(0.36)
Total from investment operations	0.70	1.71	(3.92)	(0.29)
Less Distributions:
Distributions from net investment income	(0.17)	(0.07)	(0.08)	(0.23)
Distributions from capital gains	–	–	(0.05)	–
Total distributions	(0.17)	(0.07)	(0.13)	(0.23)
Net increase (decrease) in net asset value	0.53	1.64	(4.05)	(0.52)
Net Asset Value at end of period	$ 7.60	$ 7.07	$ 5.43	$ 9.48
Total Return3 (%)	9.97	31.64	(41.65)	(2.86)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,147	$16,656	$6,385	$1,193
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser	0.40	0.41	0.40	0.445
After reimbursement of expenses by Adviser	0.20	0.34	0.40	0.445
Ratio of net investment income to average net assets (%)	2.14	1.22	1.99	2.765
Portfolio Turnover6 (%)	40	86	62	14

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the "Trust’’), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act’’), as amended, as a diversified, open-end management investment company. The Trust is a series fund with 17 investment portfolios (individually, a "Fund", and collectively, the "Funds’’), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the "Core Funds’’), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds’’), and the Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund and Target Retirement 2050 Fund (collectively, the "Target Date Funds"). As of December 31, 2010, all funds are currently available except for the Target Retirement 2050 Fund, which commenced investment operations on January 3, 2011.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except for the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the "Accounts’’) of CUNA Mutual Insurance Society and to qualified pension and retirement plans of CUNA Mutual Insurance Society or its affiliates ("CUNA Mutual Group’’). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC. (the "Investment Adviser" or "Madison"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. The assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each Fund is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded, except for the Equity Income Fund where they are valued at the mean of the best bid and best ask prices across all option exchanges. Futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Valuation Committee (the "Committee’’) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair’’ value any of the investments of these funds. However, an underlying fund may need to "fair’’ value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A fund’s investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Federal Income Taxes: It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2010. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2007 through December 31, 2010.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers’’ in U.S. Government securities. As of December 31, 2010, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Money Market Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the International Stock Fund had net realized losses. The International Stock Fund’s net realized losses of $815,153 are included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for the International Stock Fund. The Money Market Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Forward Foreign Currency Exchange Contracts: Each Fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2010, none of the Funds had open forward foreign currency exchange contracts. However, as the Funds enter into contracts on the trade date, at the current spot rate, to settle any securities transactions denominated in foreign currencies on behalf of the funds. As of December 31, 2010, the International Stock Fund had open foreign currency contracts to settle payables for investments purchased and receivables for investments sold.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin,’’ are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2010, none of the Funds have open futures contracts.

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At December 31, 2010, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income were $14,529,681, $2,300,625 and $10,665,486, respectively, which represent 3.1%, 2.3% and 2.6% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at December 31, 2010, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$ 2,644,675
ERAC USA Finance LLC	12/16/04	4,815,932
Indianapolis Power & Light Co.	10/02/06	3,422,883
WM Wrigley Jr. Co.	6/21/10	3,167,464
		$14,050,954

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Security	Acquisition Date	Acquisition Cost
High Income Fund
Stewart Enterprises, Inc.	10/24/07	$ 483,125
Syniverse Technologies Inc., Series B	Various	755,802
WCA Waste Corp.	6/28/06	1,002,107
		$ 2,241,034
Diversified Income Fund
American Association of Retired Persons	5/16/02	$ 2,115,740
ERAC USA Finance LLC	12/16/04	2,024,881
Indianapolis Power & Light Co.	10/2/06	1,545,017
Nissan Motor Acceptance Corp.	3/16/07	3,267,151
WM Wrigley Jr. Co.	6/21/10	1,308,952
		$10,261,741

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued’’ refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2010, none of the Funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2010, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ –	$2,863,088	$(2,863,088)
Moderate Allocation	–	3,115,605	(3,115,605)
Aggressive Allocation	–	465,811	(465,811)
Money Market	–	–	–
Bond	(1,857,702)	(457,176)	2,314,878
High Income	4	14,415	(14,419)
Diversified Income	(1,719)	(221,714)	223,433
Equity Income	–	3,605	(3,605)
Large Cap Value	–	(107,819)	107,819
Large Cap Growth	–	–	–
Mid Cap	43,896,700	551	(43,897,251)
Small Cap	2,338,038	(5,671)	(2,332,367)
International Stock	5,292,907	212,968	(5,505,875)

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Target Retirement 2020	$ –	$ 318,711	$ (318,711)
Target Retirement 2030	–	261,260	(261,260)
Target Retirement 2040	–	154,562	(154,562)

Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•Level 1 – quoted prices in active markets for identical investments

•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of December 31, 2010 or throughout the year, none of the Funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each caption):

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/10
Conservative Allocation1	$229,532,082	$ –	$ –	$229,532,082
Moderate Allocation1	380,489,042	–	–	380,489,042
Aggressive Allocation1	126,252,714	–	–	126,252,714
Money Market2	1,529,834	68,729,696	–	70,259,530
Bond
Asset Backed	–	8,321,492	–	8,321,492
Corporate Notes and Bonds	–	120,025,458	–	120,025,458
Mortgage Backed	–	110,728,120	–	110,728,120
U.S. Government and Agency Obligations	–	208,161,197	–	208,161,197
Investment Companies	14,230,708	–	–	14,230,708
	14,230,708	447,236,267	–	461,466,975
High Income
Corporate Notes and Bonds	–	95,148,152	–	95,148,152
Investment Companies	3,495,898	–	–	3,495,898
	3,495,898	95,148,152	–	98,644,050
Diversified Income
Common Stocks	212,239,029	–	–	212,239,029
Asset Backed	–	4,819,241	–	4,819,241
Corporate Notes and Bonds	–	75,993,859	–	75,993,859
Mortgage Backed	–	46,309,443	–	46,309,443
U.S. Government and Agency Obligations	–	53,804,234	–	53,804,234
Investment Companies	11,588,883	–	–	11,588,883
	223,827,912	180,926,777	–	404,754,689
Equity Income
Assets:
Common Stocks	1,869,030	–	–	1,869,030
Investment Companies	94,514	–	–	94,514
Repurchase Agreement	–	466,030	–	466,030
	1,963,544	466,030	–	2,429,574
Liabilities:
Options Written	119,851	–	–	119,851
Large Cap Value
Common Stocks	521,200,050	–	–	521,200,050
Investment Companies	8,194,094	–	–	8,194,094
	529,394,144	–	–	529,394,144
Large Cap Growth
Common Stocks	378,472,635	–	–	378,472,635
Investment Companies	16,066,626	–	–	16,066,626
	394,539,261	–	–	394,539,261
Mid Cap
Common Stocks	379,566,284	–	–	379,566,284
Investment Companies	17,571,772	–	–	17,571,772
	397,138,056	–	–	397,138,056
Small Cap
Common Stocks	12,533,772	–	–	12,533,772
Investment Companies	508,051	–	–	508,051
	13,041,823	–	–	13,041,823

1 At December 31, 2010, all investments are Level 1.
2 At December 31, 2010, all Level 2 securities held are short term investments.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/10
International Stock
Common Stocks
Australia	$ –	$ 2,307,039	$ –	$ 2,307,039
Belgium	–	2,282,026	–	2,282,026
Brazil	–	2,967,666	–	2,967,666
Canada	–	1,843,478	–	1,843,478
China	–	1,614,629	–	1,614,629
Denmark	–	1,330,608	–	1,330,608
Finland	–	964,541	–	964,541
France	–	10,953,134	–	10,953,134
Germany	–	4,747,394	–	4,747,394
Hong Kong	–	1,257,745	–	1,257,745
Israel	–	980,044	–	980,044
Italy	–	1,143,921	–	1,143,921
Japan	–	20,853,952	–	20,853,952
Mexico	–	920,515	–	920,515
Netherlands	–	2,763,780	–	2,763,780
Norway	–	991,301	–	991,301
Russia	–	1,000,636	–	1,000,636
Singapore	–	958,947	–	958,947
South Korea	–	2,422,569	–	2,422,569
Spain	–	1,208,999	–	1,208,999
Sweden	–	991,785	–	991,785
Switzerland	–	7,497,258	–	7,497,258
Turkey	–	905,370	–	905,370
United Kingdom	–	30,611,566	–	30,611,566
Investment Companies	1,607,953	–	–	1,607,953
	1,607,953	103,518,903	–	105,126,856
Target Retirement 20201	27,379,277	–	–	27,379,277
Target Retirement 20301	30,959,942	–	–	30,959,942
Target Retirement 20401	25,824,301	-	–	25,824,301
1At December 31, 2010, all investments are level 1.

Derivatives: In March 2008, FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge Fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows. This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds adopted this guidance effective April 30, 2010 with the inception of the Equity Income Fund.

The following table presents the types of derivative in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2010.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$119,851

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2010:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$24,936	$(35,038)

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they did not hold derivative financial instruments.

For the year ended December 31, 2010, none of the Funds had securities transferred between classification levels.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.90% for the Equity Income Fund,0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 0.90% for the Mid Cap Fund, 1.10% for the Small Cap Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds. Since October 1, 2009, Madison reduced the management fee of the Target Date Funds from 0.40% to 0.20%. This waiver became permanent effective February 16, 2011. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Bond Fund, Diversified Income Fund, Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Target Allocation Funds and the Target Date Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended December 31, 2010, the waivers totaled $267,805 for Class I Shares and $949 for Class II Shares and are reflected as fees waived by the Investment Adviser in the accompanying Statement of Operations.

In addition to the management fee, the Trust is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the Independent Trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Trust does not compensate its officers or trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the audit committee and nominating and governance committee chairs.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Limited Services Agreement: Effective July 1, 2009, the investment adviser, Madison Asset Management, LLC ("Madison"), entered into a Limited Services Agreement with the Trust. Under the agreement, Madison agreed to cap certain operating expenses of each Fund (other than the Equity Income Fund) that, prior to that date, had been paid directly by the funds (not including securities transaction commissions and expenses, certain taxes, interest, share distribution expenses, and extraordinary and non-recurring expenses). The Limited Services Agreement is in force for a period of no less than two years from the date of the agreement. Specifically, Madison, in exchange for the Limited Service Fee, is responsible for paying the fees and expenses of the Funds’ Independent Trustees, independent registered public accountants, and all costs related to the funds’ compliance program. The agreement requires Madison to maintain expense levels for these items at a dollar amount that is no more than the amount of such expenses incurred by each fund’s Class I shares for the year-ended December 31, 2008, as follows:

Fund	Annual Fee	Fund	Annual Fee
Conservative Allocation	$11,284	Large Cap Value	$120,439
Moderate Allocation	31,600	Large Cap Growth	76,596
Aggressive Allocation	11,456	Mid Cap	40,739
Money Market	18,783	Small Cap	1,035
Bond	73,318	International Stock	24,119
High Income	14,749	Target Retirement 2020	337
Diversified Income	71,315	Target Retirement 2030	245
		Target Retirement 2040	213

If actual expenses exceed these dollar amounts, Madison is required to pay the excess (not the Funds). The caps listed above for the Mid Cap and International Stock Funds may not reflect the actual expenses on the Statement of Operations due to merger-related activity. At no time did these funds’ expenses exceed their respected caps per the Limited Services Agreement.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the Funds. The Trust adopted distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each Fund’s daily net assets. MFD arranges to provide compensation to others that provide distribution and shareholder servicing services to the Funds and their shareholders. Fees incurred by the Funds under the plan are detailed in the Statement of Operations.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the period ended December 31, 2010, the waivers totaled $742 and are reflected as fees waived in the accompanying Statement of Operations.

The Trust has entered into participation agreements with CUNA Mutual Insurance Society setting forth the terms and conditions pursuant to which the Accounts and retirement plans purchase and redeem shares of the funds. Investments in the Trust by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each sub-account are invested (without sales or redemption charges) in shares of the Fund corresponding to that sub-account. Shares are purchased and redeemed at a price equal to the shares’ net asset value. The assets of each Fund are held separate from the assets of the other Funds.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the fund. The Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap, Mid Cap Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended December 31, 2010, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$106,478,692	$ 74,773,509
Moderate Allocation	–	–	132,594,592	120,224,453
Aggressive Allocation	–	–	40,155,987	39,848,617
Bond	7,892,956	75,930,606	3,167,464	34,599,267
High Income	–	–	50,430,293	64,365,473
Diversified Income	2,588,729	26,270,980	89,695,390	115,364,375
Equity Income	–	–	2,329,126	493,282
Large Cap Value	–	–	355,718,949	491,701,621
Large Cap Growth	–	–	309,414,971	405,118,566
Mid Cap	–	–	149,496,633	228,018,838
Small Cap	–	–	3,423,656	5,771,562
International Stock	–	–	73,095,083	87,199,857
Target Retirement 2020	–	–	18,347,989	11,434,073
Target Retirement 2030	–	–	20,032,260	10,178,771
Target Retirement 2040	–	–	15,483,333	8,000,960

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Transactions in option contracts during the period ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	–
Options written during the period	719	$130,853
Options expired during the period	(110)	(21,138)
Options closed during the period	(20)	(4,928)
Options assigned during the period	(113)	(19,974)
Options outstanding, end of period	476	$ 84,813

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs’’), European Depositary Receipts ("EDRs’’), Global Depositary Receipts ("GDRs’’), Swedish Depositary Receipts ("SDRs’’) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

8. SECURITIES LENDING

Each fund, except the Target Allocation, Money Market, Small Cap, Equity Income and Target Retirement Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not transact in securities lending for the year ended December 31, 2010 and had no securities out on loan as of December 31, 2010.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

9. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2010	2009	2010	2009
Conservative Allocation	$ 8,982,364	$ 4,991,218	$ –	$ –
Moderate Allocation	11,196,100	6,860,559	–	–
Aggressive Allocation	1,977,176	1,433,805	–	–
Money Market	–	5,409	–	–
Bond	19,336,364	23,297,662	–	–
High Income	7,418,611	8,105,518	–	–
Diversified Income	14,252,970	16,690,184	–	–
Equity Income	53,076		–
Large Cap Value	9,967,106	12,938,553	–	–
Large Cap Growth	2,089,694	2,794,182	–	–
Mid Cap	1,321,723	5,837	–	–
Small Cap	84,410	40,906	–	–
International Stock	1,911,410	1,529,519	–	–
Target Retirement 2020	890,022	323,699	–	–
Target Retirement 2030	823,904	270,609	–	–
Target Retirement 2040	574,774	157,883	–	–

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$200,401	$–
Moderate Allocation	242,947	–
Aggressive Allocation	45,988	–
Bond	379,626	–
High Income	235,020	–
Diversified Income	282,108	–
Equity Income	9,457	–
Large Cap Value	99,876	–
Large Cap Growth	43,934	–
Mid Cap	105,029	–
Small Cap	884	–
International Stock	38,929	–
Target Retirement 2020	21,164	–
Target Retirement 2030	28,384	–
Target Retirement 2040	26,328	–

For federal income tax purposes, the Funds listed below have capital loss carryovers as of December 31, 2010, which are available to offset future capital gains, if any:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ 41,976	$ 6,053,243	$ –
Moderate Allocation	–	–	–	–	–	17,885,475	20,811,527	9,937,108
Aggressive Allocation	–	–	–	–	–	6,446,542	6,205,447	6,513,626
Bond	104,606	1,560,242	1,445,891	816,322	228,563	–	9,584,651	346,309
High Income	–	–	–	–	–	8,436,671	4,641,635	–
Diversified Income	–	–	–	–	–	2,487,530	45,589,823	–

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Large Cap Value	$ –	$ –	$ –	$ –	$ –	$85,305,978	$41,852,552	$ –
Large Cap Growth	–	–	–	–	–	35,115,320	20,739,513	–
Mid Cap	–	–	–	–	7,828,526	30,807,814	71,947,894	–
Small Cap	–	–	–	–	–	1,269,222	635,547	–
International Stock	–	–	–	–	751,246	8,819,661	21,825,302	1,915,037
Target Retirement 2020	–	–	–	–	–	–	225,054	504,165
Target Retirement 2030	–	–	–	–	–	40,540	140,356	259,860
Target Retirement 2040	–	–	–	–	–	28,331	13,390	229,437

As a result of the mergers of the Mid Cap Growth and Mid Cap Value (surviving fund - Mid Cap), the Small Cap Growth and the Small Cap Value (surviving fund - Small Cap) and Global Securities and International Stock Funds (surviving fund - International Stock) each surviving fund acquired realized capital losses, which are limited by Internal Revenue Code section 382. Included in the net capital loss carryovers for the Mid Cap Fund, Small Cap Fund, and International Stock Fund are $38,636,340, $1,215,090 and $10,500,521, respectively, of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. These acquired capital loss carryforwards are included in the total amounts above. Additionally, Small Cap Fund and International Stock Fund both forfeited $630,036 and $4,805,092, respectively, of capital loss carryforwards acquired from the Small Cap Value Fund and Global Securities Fund, respectively, due to the change of ownership rules in the tax law.

As of December 31, 2010, capital loss carryforwards utilized in the fiscal year to offset capital gains were as follows:
Fund	Amount Utilized
Conservative Allocation	$ 2,949,668
High Income	2,807,169
Diversified Income	13,978,906
Large Cap Value	11,906,830
Large Cap Growth	43,527,501
Mid Cap	37,762,319
Small Cap	1,360,827

The Bond Fund had a capital loss carryover expire unused in the current year in the amount of $1,857,702.

After October 31, 2010, the following funds had post-October capital losses in the following amounts:
Fund	Capital Loss
Moderate Allocation	$ 786,044
International Stock	6,378,285

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

At December 31, 2010, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding option contracts, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 8,887,780	$2,613,700	$ 6,274,080
Moderate Allocation	20,335,921	2,100,075	18,235,846
Aggressive Allocation	10,800,142	354,988	10,445,154
Bond	26,280,589	4,598,032	21,682,557
High Income	5,816,387	212,148	5,604,239
Diversified Income	46,028,019	7,731,860	38,296,159
Equity Income	123,302	16,830	106,472

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund	Appreciation	Depreciation	Net
Large Cap Value	$71,950,975	$9,426,278	$62,524,697
Large Cap Growth	81,561,387	38,193	81,523,194
Mid Cap	60,955,291	1,597,582	59,357,709
Small Cap	2,672,701	210,478	2,462,223
International Stock	16,905,511	1,096,172	15,809,339
Target Retirement 2020	1,861,754	332,671	1,529,083
Target Retirement 2030	2,349,110	288,917	2,060,193
Target Retirement 2040	2,193,543	156,778	2,036,765

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and the International Stock Fund may enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds’’). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in option on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds’’), including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to under perform other funds with a similar investment objective.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2010, are owned by separate investment accounts and/or pension plans of CUNA Mutual Insurance Society, except for the Equity Income Fund, which also had investments by the Adviser of $478,056 in Class I, and $53,035 in Class II, respectively.

The Target Allocation Funds and Target Date Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds’’), may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies. A summary of the transactions with each affiliated underlying fund during the period ended December 31, 2010 follows:

Fund/Underlying Fund	Balance of Shares Held at 12/31/09	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/10	Value at 12/31/10	Realized Gain (Loss)	Distributions Received2
Conservative Allocation Fund
Madison Mosaic Institutional Bond Fund	555,505	1,144,074	-	1,699,579	$ 18,593,391	$ –	$ 343,915
Madison Mosaic Disciplined Equity Fund	-	1,133,295	-	1,133,295	14,370,182	-	109,331
MEMBERS Bond Fund Class Y	4,403,462	297,205	671,028	4,029,639	41,182,910	288,438	1,213,576
MEMBERS High Income Fund Class Y	3,489,567	174,355	142,653	3,521,269	24,578,459	(18,163)	1,898,874
MEMBERS International Stock Fund Class Y	1,079,844	71,361	85,529	1,065,676	11,274,851	(252,221)	188,228
MEMBERS Equity Income Fund	17,286	568,607	-	585,893	5,958,534	-	476,215
MEMBERS Large Cap Growth Fund Class Y	1,112,762	48,397	159,087	1,002,072	16,023,137	(52,792)	51,786
MEMBERS Large Cap Value Fund Class Y	1,311,819	138,070	175,671	1,274,218	15,239,653	(690,745)	223,160
Totals					$147,221,117	$(725,483)	$4,505,085

Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	555,505	1,078,564	142,312	1,491,757	$ 16,319,818	$ 29,838	$ 316,901
MEMBERS Bond Fund Class Y	4,910,674	43,159	1,306,679	3,647,154	37,273,918	610,318	1,211,949
MEMBERS High Income Fund Class Y	4,623,070	117,055	420,757	4,319,368	30,149,187	(113,025)	2,456,816
MEMBERS International Stock Fund Class Y	3,012,210	58,917	570,884	2,500,243	26,452,571	(1,332,607)	441,612
Madison Mosaic Disciplined Equity Fund	1,479,289	1,234,697	-	2,713,986	34,413,338	-	261,824
MEMBERS Equity Income Fund	1,301,910	55,337	200,191	1,157,056	11,767,256	80,077	1,020,533
MEMBERS Large Cap Growth Fund Class Y	2,417,729	145,516	208,710	2,354,535	37,649,016	(16,643)	121,678
MEMBERS Large Cap Value Fund Class Y	2,900,292	376,917	421,712	2,855,497	34,151,748	(1,870,265)	500,097
MEMBERS Mid Cap Fund Class Y1	1,925,389	-	-	1,925,389	12,438,010	-	-
MEMBERS Small Cap Fund Class Y	1,403,625	-	101,930	1,301,695	14,344,676	4,336	81,337
Totals					$254,959,538	$(2,607,971)	$6,412,747

1 Non-income producing.
2 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 12/31/09	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/10	Value at 12/31/10	Realized Gain (Loss)	Distributions Received2
Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	352,733	77,813	371,385	59,161	$ 604,620	$ 212,086	$ 72,305
MEMBERS High Income Fund Class Y	991,649	106,186	154,278	943,557	6,586,028	134,722	540,775
MEMBERS International Stock Fund Class Y	1,491,728	-	313,245	1,178,483	12,468,350	(859,565)	208,153
Madison Mosaic Disciplined Equity Fund	976,979	461,553	88,212	1,350,320	17,122,058	27,045	130,268
MEMBERS Equity Income Fund	427,396	-	47,664	379,732	3,861,874	19,066	327,713
MEMBERS Large Cap Growth Fund Class Y	970,472	45,399	106,127	909,744	14,546,805	21,341	47,014
MEMBERS Large Cap Value Fund Class Y	1,182,856	99,148	138,267	1,143,737	13,679,090	(546,843)	200,308
MEMBERS Mid Cap Fund Class Y1	1,344,249	82,781	128,518	1,298,512	8,388,388	(118,112)	-
MEMBERS Small Cap Fund Class Y	770,791	20,526	185,307	606,010	6,678,232	286,782	38,982
Totals					$83,935,445	$(823,478)	$1,565,518

Target Retirement 2020 Fund
MEMBERS Bond Fund Class Y	111,413	57,452	68,390	100,475	$ 1,026,853	$ 11,237	$ 33,324
MEMBERS High Income Fund Class Y	253,162	58,347	-	311,509	2,174,331	-	151,028
MEMBERS International Fund Class Y	165,741	-	44,308	121,433	1,284,766	16,065	21,449
Madison Mosaic Disciplined Equity Fund	-	192,131	-	192,131	2,436,223	-	18,535
MEMBERS Equity Income Fund	68,516	-	-	68,516	696,809	-	55,690
MEMBERS Large Cap Growth Fund Class Y	162,128	10,087	48,866	123,349	1,972,348	(32,202)	6,374
MEMBERS Large Cap Value Fund Class Y	135,648	63,595	39,332	159,911	1,912,540	(74,710)	28,006
MEMBERS Small Cap Value Fund Class Y	72,263	31,062	4,935	98,390	1,084,255	1,128	6,148
Totals					$12,588,125	$(78,482)	$320,554

Target Retirement 2030 Fund
MEMBERS Bond Fund Class Y	73,815	59,217	40,681	92,351	$ 943,829	$ 4,690	$ 28,300
MEMBERS High Income Fund Class Y	227,283	96,878	-	324,161	2,262,643	-	148,553
MEMBERS International Fund Class Y	199,885	26,166	66,587	159,464	1,687,131	32,725	28,166
Madison Mosaic Disciplined Equity Fund	-	243,730	-	243,730	$3,090,492	-	23,513
MEMBERS Equity Income Fund	69,522	-	-	69,522	707,042	-	56,508
MEMBERS Large Cap Growth Fund Class Y	163,431	12,214	24,910	150,735	2,410,247	(39,067)	7,790
MEMBERS Large Cap Value Fund Class Y	134,886	94,813	41,968	187,731	2,245,263	(133,509)	32,878
MEMBERS Small Cap Value Fund Class Y	83,057	49,837	5,254	127,640	1,406,590	1,638	7,976
Totals					$14,753,237	$(133,523)	$333,684

Target Retirement 2040 Fund
MEMBERS Bond Fund Class Y	62,114	9,616	44,956	26,774	$ 273,632	$ 13,923	$ 13,265
MEMBERS High Income Fund Class Y	175,203	68,071	-	243,274	1,698,050	-	110,288
MEMBERS International Fund Class Y	179,408	19,030	45,202	153,236	1,621,232	4,146	27,066
Madison Mosaic Disciplined Equity Fund	-	224,178		224,178	2,842,576	-	21,627
MEMBERS Equity Income Fund	58,946	7,580	-	66,526	676,574	-	54,073
MEMBERS Large Cap Growth Fund Class Y	139,669	7,872	31,597	115,944	1,853,944	(54,015)	5,992
MEMBERS Large Cap Value Fund Class Y	120,810	53,600	28,105	146,305	1,749,804	(90,982)	25,623
MEMBERS Small Cap Value Fund Class Y	80,271	44,374	4,305	120,340	1,326,145	1,064	7,519
Totals					$12,041,957	$(125,864)	$265,453
1 Non-income producing.
2 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

Ultra Series Fund | December 31, 2010

Notes to Financial Statements

12. DISCUSSION OF BUSINESS COMBINATIONS

Mid Cap Fund

Effective May 1, 2010, the assets of the Mid Cap Growth Fund were reorganized into the Mid Cap Value Fund and, together, renamed the Mid Cap Fund. The legal survivor of the business combination was the Mid Cap Value Fund; the accounting survivor was the Mid Cap Growth Fund. The combined net assets of the Mid Cap Fund after the reorganization were $437,463,154. Under the plan of reorganization, the following shares were exchanged:

Exchanged from:	Shares	Exchanged for:	Shares	Per share Conversion Ratio
Mid Cap Growth Class I	49,872,030.322	Mid Cap Value Class I	18,732,679.964	0.3756
Mid Cap Growth Class II	560,785.285	Mid Cap Value Class II	210,203.526	0.3748

Small Cap Fund

Effective May 1, 2010, the assets of the Small Cap Growth Fund were reorganized into the Small Cap Value Fund and, together, renamed the Small Cap Fund. The combined net assets of the Small Cap Fund after the reorganization were $15,374,776. Under the plan of reorganization, the following shares were exchanged.

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Small Cap Growth Class I	696,430.677	Small Cap Value Class I	508,434.004	0.7301
Small Cap Growth Class II	984.266	Small Cap Value Class II	717.312	0.7288

International Stock Fund

Effective May 1, 2010, the assets of the Global Securities Fund were reorganized into the International Stock Fund. The combined net assets of the International Fund after the merger were $112,730,616. Under the plan of reorganization, the following shares were exchanged:

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Global Securities Class I	4,649,016.917	International Stock Class I	3,385,631.044	0.7282
Global Securities Class II	149,488.534	International Stock Class II	108,859.748	0.7282

13. SUBSEQUENT EVENTS

The initial investment in the seventeenth fund in the Trust, the Target Retirement 2050 Fund, was made by the Investment Adviser on January 3, 2011. As of January 3, 2011, net assets were $100,000 (comprised solely of cash), shares outstanding were 10,000, and the net asset value per share was $10.00. Shares were offered to the public commencing on January 3, 2011.

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $1,574,400 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

Ultra Series Fund | December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Ultra Series Fund, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund Portfolios (collectively, the "Funds") as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/    DELOITTE & TOUCHE LLP

Milwaukee, WI

February 21, 2011

Ultra Series Fund | December 31, 2010

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Board reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Adviser and the three subadvisers.

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser and each subadviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Madison Mosaic organization as well as the MEMBERS Mutual Funds, Ultra Series Fund and the Madison Strategic Sector Premium Fund. Likewise, they noted their familiarity with each subadviser that had been managing their respective funds for a number of years.

The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising the subadvisers to any Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised fund portfolio.

A comprehensive discussion of fund performance and market conditions followed. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised fund portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, each subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differ significantly from others, then the comparison should not be used. In the case of non-investment company clients

Ultra Series Fund | December 31, 2010

Other Information

for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee is lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each fund’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. a unitary fee with a capped limited services expense for certain items not covered by the unitary fee). The Board paid particular attention to the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not completely dispositive, was nevertheless an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its unitary fee Advisory Agreement and Limited Services Agreement with the Trust, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the unitary fee are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

The Board noted that to the extent a Trust portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Trust portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective Trust "fund of funds" portfolio and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that the Adviser was currently waiving fees with regard to the Target Retirement Date funds.

Mr. Leahy confirmed that the Trust’s non-interested Trustees met previously and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the so-called "Rule 12b-1" plans adopted by the Trust. The Board reviewed a variety of written materials regarding these matters

Ultra Series Fund | December 31, 2010

Other Information

during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of its respective Advisory, Subadvisory, Services and Distribution Agreements are in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire year ended December 31, 2010. Expenses paid during the period in the table below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,081.40	0.30%	$1.57	$1,080.00	0.55%	$2.88
Moderate Allocation	1,000	1,131.30	0.31%	1.67	1,129.90	0.56%	3.01
Aggressive Allocation	1,000	1,174.50	0.31%	1.70	1,173.10	0.56%	3.07
Money Market	1,000	1,000.00	0.16%	0.81	1,000.00	0.16%	0.81
Bond	1,000	1,010.10	0.57%	2.89	1,008.90	0.81%	4.10
High Income	1,000	1,087.00	0.76%	4.00	1,085.60	1.01%	5.31
Diversified Income	1,000	1,107.50	0.72%	3.82	1,106.20	0.97%	5.15
Equity Income1	1,000	1,076.48	0.61%	3.32	1,075.85	0.78%	4.24
Large Cap Value	1,000	1,188.90	0.62%	3.42	1,187.40	0.87%	4.80
Large Cap Growth	1,000	1,227.80	0.82%	4.60	1,226.20	1.07%	6.00
Mid Cap	1,000	1,234.50	0.91%	5.13	1,233.00	1.16%	6.53
1Commenced investment operations April 30, 2010.

Ultra Series Fund | December 31, 2010

Other Information

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Small Cap	$1,000	$1,261.60	1.11%	$6.33	$1,260.00	1.36%	$7.75
International Stock	1,000	1,223.50	1.22%	6.84	1,221.90	1.47%	8.23
Target Retirement 2020	1,000	1,120.00	0.20%	1.07
Target Retirement 2030	1,000	1,139.00	0.20%	1.08
Target Retirement 2040	1,000	1,158.00	0.20%	1.09

Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,023.69	0.30%	$1.53	$1,022.43	0.55%	$2.80
Moderate Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Aggressive Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Money Market	1,000	1,024.40	0.16%	0.82	1,024.40	0.16%	0.82
Bond	1,000	1,022.33	0.57%	2.91	1,021.12	0.81%	4.13
High Income	1,000	1,021.37	0.76%	3.87	1,020.11	1.01%	5.14
Diversified Income	1,000	1,021.58	0.72%	3.67	1,020.32	0.97%	4.94
Equity Income1	1,000	1,012.71	0.61%	3.13	1,012.71	0.78%	3.99
Large Cap Value	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
Large Cap Growth	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45
Mid Cap	1,000	1,020.62	0.91%	4.63	1,019.36	1.16%	5.90
Small Cap	1,000	1,019.61	1.11%	5.65	1,018.35	1.36%	6.92
International Stock	1,000	1,019.06	1.22%	6.21	1,017.80	1.47%	7.48
Target Retirement 2020	1,000	1,024.20	0.20%	1.02
Target Retirement 2030	1,000	1,024.20	0.20%	1.02
Target Retirement 2040	1,000	1,024.20	0.20%	1.02
1 Commenced investment operations April 30, 2010.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

Ultra Series Fund | December 31, 2010

Other Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SEC File Number: 811-04815

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258.  The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("MIA") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President,
1996 - 2010; Madison Mosaic Funds (13) (mutual funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 1996 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present
Frank E. Burgess 1942	Vice President, 2009 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President,  1973 - 2010; Madison, Executive Director and President, 2010 - Present; President, 2004 - 2010; MIA, Executive Director and President, 2010 -- Present; Madison Mosaic Funds (13), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the  Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; Madison, Executive Director and Chief Investment Officer, 2010 - Present ; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President, 2003 - 2005; Madison Mosaic Funds (13), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present; Madison Mosaic Funds (13), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13), Treasurer, 2009 - Present
N/A

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present; Treasurer, 2008 - 2009
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005; Madison Mosaic Funds (13), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present
N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of Madison), LLC, General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009 ; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Chairman of
the Board, 2010 - Present; Nerites Corporation (technology company),
2004 - Present; Madison Mosaic Funds (13), 2001- Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of the date of this report, the fund complex consists of the Trust with 17 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	MEMBERS Mutual Funds (13), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	30	Park Nicolet Health Services, 2001 - Present; MEMBERS Mutual Funds (13), 2004 - Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of the date of this report, the fund complex consists of the Trust with 17 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Ultra Series Fund | December 31, 2010

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Trust with 17 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number:  811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was not amended during the year covered by this report.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2010 and 2009, respectively were $209,555 ($374,079 including the MEMBERS Mutual Funds, an affiliated registered investment company ("MMF")) and $246,000 ($480,000 including MMF).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $44,545 (budgeted) and $47,784 (actual), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, President and Principal Executive Officer
Date: February 22, 2011

By: (signature)
Greg Hoppe, Principal Financial Officer
Date: February 22, 2011